UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-06660

Name of Fund:	BlackRock MuniYield Quality Fund, Inc. (MQY)

Fund Address:	100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock MuniYield Quality Fund, Inc., 55 East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 882-0052, Option 4

Date of fiscal year end: 04/30/2021

Date of reporting period: 04/30/2021

Item 1 – Report to Stockholders

(a) The Report to Shareholders is attached herewith.

APRIL 30, 2021

2021 Annual Report

BlackRock MuniYield Fund, Inc. (MYD)

BlackRock MuniYield Quality Fund, Inc. (MQY)

BlackRock MuniYield Quality Fund II, Inc. (MQT)

Not FDIC Insured • May Lose Value • No Bank Guarantee

Supplemental Information  (unaudited)

Section 19(a) Notices

BlackRock MuniYield Fund, Inc.’s (MYD) (the “Fund”) amounts and sources of distributions reported are estimates and are being provided pursuant to regulatory requirements and are not being provided for tax reporting purposes. The actual amounts and sources for tax reporting purposes will depend upon the Fund’s investment experience during the year and may be subject to changes based on tax regulations. Shareholders will receive a Form 1099-DIV each calendar year that will inform them how to report these distributions for federal income tax purposes.

April 30, 2021
	Total Cumulative Distributions for the Fiscal Period					% Breakdown of the Total Cumulative Distributions for the Fiscal Period
Fund Name	Net Income	Net Realized Capital Gains Short-Term	Net Realized Capital Gains Long-Term	Return of Capital (a)	Total Per Common Share	Net Income	Net Realized Capital Gains Short-Term	Net Realized Capital Gains Long-Term	Return of Capital (b)	Total Per Common Share
MYD	$0.669983	$—	$—	$0.002017	$0.672000	100%	—%	—%	—%	100%

(a)

The Fund estimates that it has distributed more than its net income and net realized capital gains; therefore, a portion of the distribution may be a return of capital. A return of capital may occur, for example, when some or all of the shareholder’s investment in the Fund is returned to the shareholder. A return of capital does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income.” When distributions exceed total return performance, the difference will reduce the Fund’s net asset value per share.

(b)	Rounds to less than 1%.

Section 19(a) notices for the Fund, as applicable, are available on the BlackRock website at blackrock.com.

2	2021 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

The Markets in Review

Dear Shareholder,

The 12-month reporting period as of April 30, 2021 reflected a remarkable period of adaptation and recovery, as the global economy dealt with the implications of the coronavirus (or “COVID-19”) pandemic. As the period began, the response to the virus’s spread was well underway, and countries around the world felt the effect of economically disruptive countermeasures. Stay-at-home orders and closures of non-essential businesses were imposed in many parts of the world, workers were laid off, and unemployment claims spiked, causing a global recession.

As May 2020 began, stocks had just begun to recover from the lowest point following the onset of the pandemic. This recovery continued throughout the reporting period, as businesses continued re-opening and governments learned to adapt to life with the virus. Equity prices rose through the summer, fed by strong fiscal and monetary support and improving economic indicators. The implementation of mass vaccination campaigns and passage of an additional $1.9 trillion of fiscal stimulus further boosted stocks, and many equity indices neared or surpassed all-time highs late in the reporting period. In the United States, both large- and small-capitalization stocks posted a significant advance. International equities also gained, as both developed countries and emerging markets rebounded substantially.

The 10-year U.S. Treasury yield (which is inversely related to bond prices) had fallen sharply prior to the beginning of the reporting period, which meant bonds were priced for extreme risk avoidance and economic disruption. Despite expectations of doom and gloom, the economy expanded rapidly, stoking inflation concerns late in the reporting period, which led to higher yields and a negative overall return for most U.S. Treasuries. In the corporate bond market, support from the U.S. Federal Reserve (the “Fed”) assuaged credit concerns and led to substantial returns for high-yield corporate bonds, although investment-grade corporates declined slightly.

The Fed remained committed to accommodative monetary policy by maintaining near zero interest rates and by announcing that inflation could exceed its 2% target for a sustained period without triggering a rate increase. To stabilize credit markets, the Fed also continued purchasing significant quantities of bonds, as did other influential central banks around the world, including the European Central Bank and the Bank of Japan.

Looking ahead, while coronavirus-related disruptions have clearly hindered worldwide economic growth, we believe that the global expansion will continue to accelerate as vaccination efforts ramp up and pent-up consumer demand leads to higher spending. While we expect inflation to increase somewhat as the expansion continues, we believe the recent uptick owes more to temporary supply disruptions than a lasting change in fundamentals. The change in Fed policy also means that moderate inflation is less likely to be followed by interest rate hikes that could threaten the economic expansion.

Overall, we favor a positive stance toward risk, with an overweight in equities. We see U.S. and Asian equities outside of Japan benefiting from structural growth trends in technology, while emerging markets should be particularly helped by a vaccine-led economic expansion. While we are underweight overall on credit, global high-yield and Asian bonds present attractive opportunities. We believe that international diversification and a focus on sustainability can help provide portfolio resilience, and the disruption created by the coronavirus appears to be accelerating the shift toward sustainable investments.

In this environment, our view is that investors need to think globally, extend their scope across a broad array of asset classes, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of April 30, 2021
	6-Month	12-Month
U.S. large cap equities (S&P 500® Index)	28.85%	45.98%
U.S. small cap equities (Russell 2000® Index)	48.06	74.91
International equities (MSCI Europe, Australasia, Far East Index)	28.84	39.88
Emerging market equities (MSCI Emerging Markets Index)	22.95	48.71
3-month Treasury bills (ICE BofA 3-Month U.S. Treasury Bill Index)	0.05	0.11
U.S. Treasury securities (ICE BofA 10-Year U.S. Treasury Index)	(6.26)	(7.79)
U.S. investment grade bonds (Bloomberg Barclays U.S. Aggregate Bond Index)	(1.52)	(0.27)
Tax-exempt municipal bonds (S&P Municipal Bond Index)	2.42	7.40
U.S. high yield bonds (Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	7.98	19.57
Past performance is not an indication of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

THIS PAGE IS NOT PART OF YOUR FUND REPORT	3

4

Municipal Market Overview For the Reporting Period Ended April 30, 2021

Municipal Market Conditions

Municipal bonds posted strong total returns during the period despite a considerable rise in interest rates as the economy normalized from the pandemic-induced economic shutdown. The asset class benefited from favorable supply and demand dynamics and improved credit fundamentals amid considerable fiscal stimulus and a quicker-than-expected rebound in state and local government revenues. As a result, municipal bonds generated substantial excess returns versus duration-matched U.S. Treasuries and longer duration and lower credit quality strategies outperformed. Despite broad strength, the market contended with brief periods of volatility surrounding U.S. election uncertainty as well as a temporary valuation-based market correction in late February.

Technical support was strong throughout the period as robust demand outpaced supply. During the 12 months ended April 30, 2021, municipal bond funds experienced net inflows totaling $99 billion, with January producing the largest monthly net inflow on record (based on data from the Investment Company Institute). For the same period, the market absorbed $477 billion in issuance, materially elevated compared to the $417 billion issued during the prior 12-month period. However, taxable municipal issuance, which typically draws a different and unique buyer base, was proportionally elevated, making supply less onerous on the traditional tax-exempt market.

S&P Municipal Bond Index Total Returns as of April 30, 2021 6 months: 2.42% 12 months: 7.40%

A Closer Look at Yields

AAA Municipal Yield Curves

From April 30, 2020 to April 30, 2021, yields on AAA-rated 30-year municipal bonds decreased by 69 basis points (“bps”) from 2.28% to 1.59%, while 10-year rates decreased by 47 bps from 1.46% to 0.99% and five-year rates decreased by 66 bps from 1.09% to 0.43% (as measured by Thomson Municipal Market Data). As a result, the municipal yield curve bull steepened over the 12-month period with the spread between two- and 30-year maturities steepening by 12 bps, led by 34 bps of steepening between two- and 10-year maturities.

Consistent municipal outperformance has resulted in stretched valuations. After dislocating at the height of the pandemic, municipal-to-Treasury ratios posted all-time lows in February and remain well below historical averages.

Financial Conditions of Municipal Issuers

The COVID-19 pandemic has been an unprecedented shock to the system impacting nearly every sector in the municipal market. Fortunately, most states and municipalities were in excellent fiscal health before the crisis, and the federal government is delivering another $350 billion injection. Direct state and local government aid will provide additional support to own-source government tax receipts, which have outperformed the dire predictions made in early 2020. Essential public services such as power, water, and sewer remain protected segments. State housing authority bonds, flagship universities, and strong national and regional health systems have absorbed the impact of the economic shock. While some segments still confront financial pressures, the combination of new federal stimulus and vaccine distribution is boosting economic activity and, consequently, increasing revenue receipts in these sectors as well. Critical providers (safety net hospitals, mass transit systems, airports) with limited resources may still experience fiscal strain, but the additional aid and the re-opening of the economy should support operating results in the second half of 2021. BlackRock anticipates that a small subset of the market, mainly non-rated stand-alone projects, will remain susceptible to credit deterioration. Again, however, ongoing vaccine distribution and consequent rebound in economic activity could reduce the number of potential defaults in riskier non-rated credits. While credit fundamentals have improved noticeably across the municipal space, BlackRock advocates careful credit selection as the market must still navigate near-term uncertainty.

The opinions expressed are those of BlackRock as of April 30, 2021 and are subject to change at any time due to changes in market or economic conditions. The comments should not be construed as a recommendation of any individual holdings or market sectors. Investing involves risk including loss of principal. Bond values fluctuate in price so the value of your investment can go down depending on market conditions. Fixed income risks include interest-rate and credit risk. Typically, when interest rates rise, there is a corresponding decline in bond values. Credit risk refers to the possibility that the bond issuer will not be able to make principal and interest payments. There may be less information on the financial condition of municipal issuers than for public corporations. The market for municipal bonds may be less liquid than for taxable bonds. Some investors may be subject to Alternative Minimum Tax (“AMT”). Capital gains distributions, if any, are taxable.

The S&P Municipal Bond Index, a broad, market value-weighted index, seeks to measure the performance of the U.S. municipal bond market. All bonds in the index are exempt from U.S. federal income taxes or subject to the AMT. Past performance is not an indication of future results. Index performance is shown for illustrative purposes only. It is not possible to invest directly in an index.

MUNICIPAL MARKET OVERVIEW	5

The Benefits and Risks of Leveraging

The Funds may utilize leverage to seek to enhance the distribution rate on, and net asset value (“NAV”) of, their common shares (“Common Shares”). However, there is no guarantee that these objectives can be achieved in all interest rate environments.

In general, the concept of leveraging is based on the premise that the financing cost of leverage, which is based on short-term interest rates, is normally lower than the income earned by a Fund on its longer-term portfolio investments purchased with the proceeds from leverage. To the extent that the total assets of each Fund (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, each Fund’s shareholders benefit from the incremental net income. The interest earned on securities purchased with the proceeds from leverage (after paying the leverage costs) is paid to shareholders in the form of dividends, and the value of these portfolio holdings (less the leverage liability) is reflected in the per share NAV.

To illustrate these concepts, assume a Fund’s Common Shares capitalization is $100 million and it utilizes leverage for an additional $30 million, creating a total value of $130 million available for investment in longer-term income securities. If prevailing short-term interest rates are 3% and longer-term interest rates are 6%, the yield curve has a strongly positive slope. In this case, a Fund’s financing costs on the $30 million of proceeds obtained from leverage are based on the lower short-term interest rates. At the same time, the securities purchased by a Fund with the proceeds from leverage earn income based on longer-term interest rates. In this case, a Fund’s financing cost of leverage is significantly lower than the income earned on a Fund’s longer-term investments acquired from such leverage proceeds, and therefore the holders of Common Shares (“Common Shareholders”) are the beneficiaries of the incremental net income.

However, in order to benefit Common Shareholders, the return on assets purchased with leverage proceeds must exceed the ongoing costs associated with the leverage. If interest and other costs of leverage exceed a Fund’s return on assets purchased with leverage proceeds, income to shareholders is lower than if a Fund had not used leverage. Furthermore, the value of the Funds’ portfolio investments generally varies inversely with the direction of long-term interest rates, although other factors can influence the value of portfolio investments. In contrast, the amount of each Fund’s obligations under its respective leverage arrangement generally does not fluctuate in relation to interest rates. As a result, changes in interest rates can influence the Funds’ NAVs positively or negatively. Changes in the future direction of interest rates are very difficult to predict accurately, and there is no assurance that a Fund’s intended leveraging strategy will be successful.

The use of leverage also generally causes greater changes in each Fund’s NAV, market price and dividend rates than comparable portfolios without leverage. In a declining market, leverage is likely to cause a greater decline in the NAV and market price of a Fund’s Common Shares than if the Fund were not leveraged. In addition, each Fund may be required to sell portfolio securities at inopportune times or at distressed values in order to comply with regulatory requirements applicable to the use of leverage or as required by the terms of leverage instruments, which may cause the Fund to incur losses. The use of leverage may limit a Fund’s ability to invest in certain types of securities or use certain types of hedging strategies. Each Fund incurs expenses in connection with the use of leverage, all of which are borne by Common Shareholders and may reduce income to the Common Shares. Moreover, to the extent the calculation of each Fund’s investment advisory fees includes assets purchased with the proceeds of leverage, the investment advisory fees payable to the Funds’ investment adviser will be higher than if the Funds did not use leverage.

To obtain leverage, each Fund has issued Variable Rate Demand Preferred Shares (“VRDP Shares”) or Variable Rate Muni Term Preferred Shares (“VMTP Shares”) (collectively, “Preferred Shares”) and/or leveraged its assets through the use of tender option bond trusts (“TOB Trusts”) as described in the Notes to Financial Statements.

Under the Investment Company Act of 1940, as amended (the “1940 Act”), each Fund is permitted to issue debt up to 33 1/3% of its total managed assets or equity securities (e.g., Preferred Shares) up to 50% of its total managed assets. A Fund may voluntarily elect to limit its leverage to less than the maximum amount permitted under the 1940 Act.

In addition, a Fund may also be subject to certain asset coverage, leverage or portfolio composition requirements imposed by the Preferred Shares’ governing instruments or by agencies rating the Preferred Shares, which may be more stringent than those imposed by the 1940 Act. If a Fund segregates or designates on its books and records cash or liquid assets having a value not less than the value of a Fund’s obligations under the TOB Trust (including accrued interest), then the TOB Trust is not considered a senior security and is not subject to the foregoing limitations and requirements imposed by the 1940 Act.

Derivative Financial Instruments

The Funds may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other assets without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. The Funds’ successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation a Fund can realize on an investment and/or may result in lower distributions paid to shareholders. The Funds’ investments in these instruments, if any, are discussed in detail in the Notes to Financial Statements.

6	2021 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of April 30, 2021	BlackRock MuniYield Fund, Inc. (MYD)

Investment Objective

BlackRock MuniYield Fund, Inc.’s (MYD) (the “Fund”) investment objective is to provide shareholders with as high a level of current income exempt from U.S. federal income taxes as is consistent with its investment policies and prudent investment management. The Fund seeks to achieve its investment objective by investing at least 80% of its assets in municipal bonds exempt from U.S. federal income taxes (except that the interest may be subject to the U.S. federal alternative minimum tax). The Fund invests, under normal market conditions, at least 75% of its assets in municipal bonds rated investment grade, or deemed to be of comparable quality by the investment adviser, at the time of investment and invests primarily in long-term municipal bonds with a maturity of more than ten years at the time of investment. The Fund may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Fund’s investment objective will be achieved.

Fund Information

Symbol on New York Stock Exchange	MYD
Initial Offering Date	November 29, 1991
Yield on Closing Market Price as of April 30, 2021 ($14.62)(a)	4.60%
Tax Equivalent Yield(b)	7.77%
Current Monthly Distribution per Common Share(c)	$0.0560
Current Annualized Distribution per Common Share(c)	$0.6720
Leverage as of April 30, 2021(d)	36%

(a)	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance is not an indication of future results.
(b)

Tax equivalent yield assumes the maximum marginal U.S. federal tax rate of 40.8%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

(c)	The distribution rate is not constant and is subject to change. A portion of the distribution may be deemed a return of capital or net realized gain.
(d)

Represents VRDP Shares and TOB Trusts as a percentage of total managed assets, which is the total assets of the Fund, including any assets attributable to VRDP Shares and TOB Trusts, minus the sum of its accrued liabilities. Does not reflect derivatives or other instruments that may give rise to economic leverage. For a discussion of leveraging techniques utilized by the Fund, please see The Benefits and Risks of Leveraging and Derivative Financial Instruments.

Market Price and Net Asset Value Per Share Summary

	04/30/21	04/30/20	Change	High	Low
Market Price	$14.62	$12.29	18.96%	$14.89	$12.21
Net Asset Value	15.26	13.38	14.05	15.59	13.38

Market Price and Net Asset Value History for the Past Five Years

FUND SUMMARY	7

Fund Summary as of April 30, 2021 (continued)	BlackRock MuniYield Fund, Inc. (MYD)

Performance

Returns for the twelve months ended April 30, 2021 were as follows:

	Returns Based On
	Market Price	NAV
MYD(a)(b)	24.76%	19.61%
Lipper General & Insured Municipal Debt Funds (Leveraged)(c)	24.58	17.88

(a)	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices. Performance results reflect the Fund’s use of leverage.
(b)	The Fund’s discount to NAV narrowed during the period, which accounts for the difference between performance based on market price and performance based on NAV.
(c)	Average return. Returns reflect reinvestment of dividends and/or distributions at NAV on the ex-dividend date as calculated by Lipper.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles. Past performance is not an indication of future results.

More information about the Fund’s historical performance can be found in the “Closed End Funds” section of blackrock.com.

The following discussion relates to the Fund’s absolute performance based on NAV:

Despite rising U.S. Treasury yields, municipal bonds delivered strong returns in the 12-month period. (Prices and yields move in opposite directions.) When the period began in April 2020, the market was still suffering the dislocations caused by COVID-19. Tax-exempt bonds subsequently recovered off their pandemic-driven lows due to the release of multiple coronavirus vaccines, better-than-expected growth, improving municipal finances and robust investor demand. The prospect of substantial fiscal stimulus was an additional tailwind for the market. These factors fueled a decline in yield spreads versus U.S. Treasuries, leading to impressive gains for municipal debt.

The Fund’s holdings in long-dated investment grade bonds performed well due to persistent investor demand, diminished supply, and waning credit concerns brought about by expectations for robust federal support for state and local municipalities. Positions in high yield securities (those rated below investment grade) also benefited from significant yield spread compression at a time of robust investor demand for yield.

At the sector level, holdings in tax-backed, transportation, health care, corporate-backed and tobacco issues were strong performers. The Fund’s use of leverage, which enhanced portfolio income and amplified the impact of rising prices, was an additional contributor. The Fund sought to manage interest rate risk using U.S. Treasury futures, which was a modest detractor from performance late in the period.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

8	2021 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of April 30, 2021 (continued)	BlackRock MuniYield Fund, Inc. (MYD)

Overview of the Fund’s Total Investments

SECTOR ALLOCATION

Sector(a)(b)	04/30/21	04/30/20
Transportation	22%	27%
State	19	8
Health	14	14
Utilities	11	17
County/City/Special District/School District	10	13
Tobacco	8	9
Education	7	6
Corporate	6	4
Housing	3	2

CREDIT QUALITY ALLOCATION

Credit Rating(a)(d)	04/30/21	04/30/20
AAA/Aaa	5%	5%
AA/Aa	36	32
A	25	26
BBB/Baa	16	18
BB/Ba	5	6
B	2	2
C	1	1
N/R(e)	10	10

CALL/MATURITY SCHEDULE

Calendar Year Ended December 31,(a)(c)	Percentage
2021	6%
2022	6
2023	6
2024	5
2025	4

(a)	Excludes short-term securities.
(b)

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

(c)	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.
(d)

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P Global Ratings or Moody’s Investors Service, Inc. if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(e)

The investment adviser evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment adviser has deemed certain of these unrated securities as investment grade quality. As of April 30, 2021 and April 30, 2020, the market value of unrated securities deemed by the investment adviser to be investment grade represents 3% and 3%, respectively, of the Fund’s total investments.

FUND SUMMARY	9

Fund Summary as of April 30, 2021	BlackRock MuniYield Quality Fund, Inc. (MQY)

Investment Objective

BlackRock MuniYield Quality Fund, Inc.’s (MQY) (the “Fund”) investment objective is to provide shareholders with as high a level of current income exempt from U.S. federal income taxes as is consistent with its investment policies and prudent investment management. The Fund seeks to achieve its investment objective by investing at least 80% of its assets in municipal bonds exempt from U.S federal income taxes (except that the interest may be subject to the U.S. federal alternative minimum tax). The Fund invests in municipal bonds which are in the three highest quality rating categories (A or better), or which are deemed to be of comparable quality by the adviser, at the time of investment. The Fund invests primarily in long-term municipal bonds with maturities of more than ten years at the time of investment. The Fund may invest directly in such securities or synthetically through the use of derivatives.

On June 16, 2020, the Board of Directors or the Board of Trustees, as applicable, of BlackRock Maryland Municipal Bond Trust (BZM), BlackRock Massachusetts Tax-Exempt Trust (MHE), BlackRock MuniYield Arizona Fund, Inc. (MZA), BlackRock MuniYield Investment Fund (MYF), BlackRock MuniEnhanced Fund, Inc. (MEN) and the Fund each approved the reorganizations of BZM, MHE, MZA, MYF and MEN into MQY. At a special shareholder meeting on February 12, 2021, the requisite shareholders of the Fund, BZM, MHE, MZA, MYF and MEN approved the reorganization, which was effective April 19, 2021.

No assurance can be given that the Fund’s investment objective will be achieved.

Fund Information

Symbol on New York Stock Exchange	MQY
Initial Offering Date.	June 26, 1992
Yield on Closing Market Price as of April 30, 2021 ($15.92)(a)	4.75%
Tax Equivalent Yield(b)	8.02%
Current Monthly Distribution per Common Share(c)	$0.0630
Current Annualized Distribution per Common Share(c)	$0.7560
Leverage as of April 30, 2021(d)	37%

(a)	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance is not an indication of future results.
(b)Tax

equivalent yield assumes the maximum marginal U.S. federal tax rate of 40.8%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

(c)	The distribution rate is not constant and is subject to change. In connection with the Reorganizations, the Fund declared a special distribution of $0.1023590, which is payable on May 3, 2021.
(d)

Represents VRDP Shares and TOB Trusts as a percentage of total managed assets, which is the total assets of the Fund, including any assets attributable to VRDP Shares and TOB Trusts, minus the sum of its accrued liabilities. Does not reflect derivatives or other instruments that may give rise to economic leverage. For a discussion of leveraging techniques utilized by the Fund, please see The Benefits and Risks of Leveraging and Derivative Financial Instruments.

Market Price and Net Asset Value Per Share Summary

	04/30/21	04/30/20	Change	High	Low
Market Price	$15.92	$13.88	14.70%	$17.80	$13.85
Net Asset Value	16.57	14.79	12.04	16.96	14.79

Market Price and Net Asset Value History for the Past Five Years

10	2021 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of April 30, 2021 (continued)	BlackRock MuniYield Quality Fund, Inc. (MQY)

Performance

Returns for the twelve months ended April 30, 2021 were as follows:

	Returns Based On
	Market Price	NAV
MQY(a)(b)	20.35%	17.56%
Lipper General & Insured Municipal Debt Funds (Leveraged)(c)	24.58	17.88

(a)	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices. Performance results reflect the Fund’s use of leverage.
(b)

The Fund’s discount to NAV narrowed during the period, which accounts for the difference between performance based on market price and performance based on NAV. (c) Average return. Returns reflect reinvestment of dividends and/or distributions at NAV on the ex-dividend date as calculated by Lipper.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles. Past performance is not an indication of future results.

More information about the Fund’s historical performance can be found in the “Closed End Funds” section of blackrock.com.

The following discussion relates to the Fund’s absolute performance based on NAV:

Despite rising U.S. Treasury yields, municipal bonds delivered strong returns in the 12-month period. (Prices and yields move in opposite directions.) When the period began in April 2020, the market was still suffering the dislocations caused by COVID-19. Tax-exempt bonds subsequently recovered off their pandemic-driven lows due to the release of multiple coronavirus vaccines, better-than-expected growth, improving municipal finances and robust investor demand. The prospect of substantial fiscal stimulus was an additional tailwind for the market. These factors fueled a decline in yield spreads versus U.S. Treasuries, leading to impressive gains for municipal debt.

Lower-quality bonds held by the Fund outperformed the broader market amid investors’ appetite for higher-yielding securities. Additionally, sectors that were hit the hardest in the sell-off of early 2020 generally delivered the best performance in the subsequent rebound. The Fund’s positions in health care, transportation and corporate-backed sectors performed well in this environment, as did lower-rated states such as New Jersey and Illinois. Tobacco and Puerto Rico issues also posted robust gains. The Fund’s use of leverage also helped returns by augmenting income and amplifying the effect of rising prices.

On the negative side, the Fund’s short-term pre-refunded bonds—while generating positive absolute returns—lagged the broader market due to their higher credit quality.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

FUND SUMMARY	11

Fund Summary as of April 30, 2021 (continued)	BlackRock MuniYield Quality Fund, Inc. (MQY)

Overview of the Fund’s Total Investments

SECTOR ALLOCATION

Sector(a)(b)	04/30/21		04/30/20
Transportation	23%		30%
County/City/Special District/School District	17		19
State	15		13
Health	15		13
Utilities	9		11
Education	8		5
Housing	7		6
Tobacco	4		3
Corporate	2		—	(c)
Other	—	(c)	—

CREDIT QUALITY ALLOCATION

Credit Rating(a)(e)	04/30/21		04/30/20
AAA/Aaa	5%		4%
AA/Aa	44		48
A	28		28
BBB/Baa	11		11
BB/Ba	3		1
B	—	(c)	—
CCC/Caa	—	(c)	—
C	—	(c)	—
N/R(f)	9		8

CALL/MATURITY SCHEDULE

Calendar Year Ended December 31,(a)(d)	Percentage
2021	8%
2022	7
2023	7
2024	9
2025	6

(a)	Excludes short-term securities.
(b)

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

(c)	Rounds to less than 1% of total investments.
(d)	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.
(e)

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P Global Ratings or Moody’s Investors Service, Inc. if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(f)

The investment adviser evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment adviser has deemed certain of these unrated securities as investment grade quality. As of April 30, 2021 and April 30, 2020, the market value of unrated securities deemed by the investment adviser to be investment grade represents 1% and 1%, respectively, of the Fund’s total investments.

12	2021 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of April 30, 2021	BlackRock MuniYield Quality Fund II, Inc. (MQT)

Investment Objective

BlackRock MuniYield Quality Fund II, Inc.’s (MQT) (the “Fund”) investment objective is to provide shareholders with as high a level of current income exempt from U.S federal income taxes as is consistent with its investment policies and prudent investment management. The Fund seeks to achieve its investment objective by investing at least 80% of its assets in municipal bonds exempt from U.S. federal income taxes (except that the interest may be subject to the U.S federal alternative minimum tax). The Fund invests in municipal bonds which are in the three highest quality rating categories (A or better), or are deemed to be of comparable quality by the investment adviser at the time of investment. The Fund invests primarily in long-term municipal bonds with maturities of more than ten years at the time of investment. The Fund may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Fund’s investment objective will be achieved.

Fund Information

Symbol on New York Stock Exchange	MQT
Initial Offering Date.	August 28, 992
Yield on Closing Market Price as of April 30, 2021 ($13.92)(a)	4.66%
Tax Equivalent Yield(b)	7.87%
Current Monthly Distribution per Common Share(c)	$0.0540
Current Annualized Distribution per Common Share(c)	$0.6480
Leverage as of April 30, 2021(d)	37%

(a)	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance is not an indication of future results.
(b)

Tax equivalent yield assumes the maximum marginal U.S. federal tax rate of 40.8%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

(c)	The distribution rate is not constant and is subject to change.
(d)

Represents VMTP Shares and TOB Trusts as a percentage of total managed assets, which is the total assets of the Fund, including any assets attributable to VMTP Shares and TOB Trusts, minus the sum of its accrued liabilities. Does not reflect derivatives or other instruments that may give rise to economic leverage. For a discussion of leveraging techniques utilized by the Fund, please see The Benefits and Risks of Leveraging and Derivative Financial Instruments.

Market Price and Net Asset Value Per Share Summary

	04/30/21	04/30/20	Change	High	Low
Market Price	$13.92	$11.99	16.10%	$14.66	$11.85
Net Asset Value	14.58	13.02	11.98	14.89	13.02

Market Price and Net Asset Value History for the Past Five Years

FUND SUMMARY	13

Fund Summary as of April 30, 2021 (continued)	BlackRock MuniYield Quality Fund II, Inc. (MQT)

Performance

Returns for the twelve months ended April 30, 2021 were as follows:

	Returns Based On
	Market Price	NAV
MQT(a)(b)	21.55%	17.24%
Lipper General & Insured Municipal Debt Funds (Leveraged)(c)	24.58	17.88

(a)	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices. Performance results reflect the Fund’s use of leverage.
(b)	The Fund’s discount to NAV narrowed during the period, which accounts for the difference between performance based on market price and performance based on NAV.
(c)	Average return. Returns reflect reinvestment of dividends and/or distributions at NAV on the ex-dividend date as calculated by Lipper.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles. Past performance is not an indication of future results.

More information about the Fund’s historical performance can be found in the “Closed End Funds” section of blackrock.com.

The following discussion relates to the Fund’s absolute performance based on NAV:

Despite rising U.S. Treasury yields, municipal bonds delivered strong returns in the 12-month period. (Prices and yields move in opposite directions.) When the period began in April 2020, the market was still suffering the dislocations caused by COVID-19. Tax-exempt bonds subsequently recovered off their pandemic-driven lows due to the release of multiple coronavirus vaccines, better-than-expected growth, improving municipal finances and robust investor demand. The prospect of substantial fiscal stimulus was an additional tailwind for the market. These factors fueled a decline in yield spreads versus U.S. Treasuries, leading to impressive gains for municipal debt.

Lower-quality bonds held by the Fund outperformed the broader market amid investors’ appetite for higher-yielding securities. Additionally, sectors that were hit the hardest in the sell-off of early 2020 generally delivered the best performance in the subsequent rebound. The Fund’s positions in health care, transportation and corporate-backed sectors performed well in this environment, as did lower-rated states such as New Jersey and Illinois. Tobacco and Puerto Rico issues also posted robust gains. The Fund’s use of leverage also helped returns by augmenting income and amplifying the effect of rising prices.

On the negative side, the Fund’s short-term pre-refunded bonds—while generating positive absolute returns—lagged the broader market due to their higher credit quality.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

14	2021 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of April 30, 2021 (continued)	BlackRock MuniYield Quality Fund II, Inc. (MQT)

Overview of the Fund’s Total Investments

SECTOR ALLOCATION
Sector(a)(b)	04/30/21		04/30/20
Transportation	28%		31%
County/City/Special District/School District	17		18
Health	16		16
State	14		10
Utilities	9		11
Housing	6		6
Education	5		5
Tobacco	3		3
Corporate	2		—	(c)
Other	—	(c)	—

CREDIT QUALITY ALLOCATION
Credit Rating(a)(e)	04/30/21		04/30/20
AAA/Aaa	4%		4%
AA/Aa	42		45
A	30		28
BBB/Baa	11		12
BB/Ba	2		1
B	—	(c)	—
N/R(f)	11		10

CALL/MATURITY SCHEDULE
Calendar Year Ended December 31,(a)(d)	Percentage
2021	6%
2022	6
2023	8
2024	7
2025	4

(a)	Excludes short-term securities.
(b)

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

(c)	Rounds to less than 1% of total investments.
(d)	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.
(e)

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P Global Ratings or Moody’s Investors Service, Inc. if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(f)

The investment adviser evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment adviser has deemed certain of these unrated securities as investment grade quality. As of April 30, 2021 and April 30, 2020, the market value of unrated securities deemed by the investment adviser to be investment grade represents 1% and 1%, respectively, of the Fund’s total investments.

FUND SUMMARY	15

Schedule of Investments April 30, 2021	BlackRock MuniYield Fund, Inc. (MYD) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Municipal Bonds

Alabama — 1.9%
County of Jefferson Alabama Sewer Revenue, Refunding RB
Series A, Senior Lien, (AGM), 5.00%, 10/01/44	$1,665	$1,850,697
Series A, Senior Lien, (AGM), 5.25%, 10/01/48	3,175	3,541,840
Series D, Sub Lien, 6.00%, 10/01/42	7,410	8,536,690

		13,929,227

Alaska — 0.0%
Northern Tobacco Securitization Corp., Refunding RB, Series A, 4.63%, 06/01/23	85	85,131

Arizona — 3.0%
Glendale Industrial Development Authority, RB 5.00%, 05/15/41	190	214,578
5.00%, 05/15/56	750	833,790
Industrial Development Authority of the City of Phoenix, RB, Series A, 5.00%, 07/01/46(a)	3,575	3,922,848
Salt Verde Financial Corp., RB 5.00%, 12/01/32	7,365	9,757,815
5.00%, 12/01/37	5,000	6,946,950

		21,675,981

Arkansas — 1.0%
Arkansas Development Finance Authority, RB 5.00%, 12/01/47	1,120	1,329,395
AMT, 4.50%, 09/01/49(a)	5,230	5,744,266

		7,073,661

California — 5.3%
California Educational Facilities Authority, RB, Series V-1, 5.00%, 05/01/49	4,455	6,930,733
California Health Facilities Financing Authority, Refunding RB Series A, 5.00%, 07/01/33	2,560	2,804,147
Series A, 4.00%, 04/01/45	820	944,394
California Municipal Finance Authority, RB, S/F Housing Series A, 5.25%, 08/15/39.	305	335,418
Series A, 5.25%, 08/15/49	770	839,423
California Pollution Control Financing Authority, RB,
Series A, AMT, 5.00%, 11/21/45(a)	1,650	1,724,696
California State Public Works Board, RB, Series I, 5.00%, 11/01/38	1,605	1,784,166
California Statewide Financing Authority, RB, Series A, 6.00%, 05/01/43	3,285	3,293,212
City of Los Angeles Department of Airports, Refunding ARB
Series A, AMT, 5.00%, 05/15/31	715	955,240
Series A, AMT, 5.00%, 05/15/32	860	1,145,855
Series A, AMT, 5.00%, 05/15/33	850	1,122,272
Series A, AMT, 5.00%, 05/15/34	885	1,162,775
Series A, AMT, 5.00%, 05/15/35	1,400	1,830,822
Series A, AMT, 5.00%, 05/15/38	605	783,650
Series A, AMT, 5.00%, 05/15/39	650	839,430
Series A, AMT, 5.00%, 05/15/40	1,360	1,751,490
Series A, AMT, 5.00%, 05/15/41	1,460	1,875,983
Golden State Tobacco Securitization Corp., Refunding RB
Series A-1, 5.25%, 06/01/47	1,140	1,181,485
Series A-2, 5.00%, 06/01/47	4,525	4,677,492

Security	Par (000)	Value

California (continued)
State of California, GO, (AMBAC), 5.00%, 04/01/31	$10	$10,037
State of California, Refunding GO, 3.00%, 12/01/46	1,045	1,129,635
Stockton Public Financing Authority, RB, Series A, 6.25%, 10/01/23(b)	740	848,217

		37,970,572

Colorado — 1.7%
Arapahoe County School District No.6 Littleton, GO,
Series A, (SAW), 5.50%, 12/01/43	2,635	3,456,804
Colorado Health Facilities Authority, Refunding RB,
Series A, 4.00%, 08/01/44	3,735	4,247,928
Denver Connection West Metropolitan District, GO,
Series A, 5.38%, 08/01/47	1,250	1,321,800
State of Colorado, COP, Series O, 4.00%, 03/15/44	2,695	3,113,156

		12,139,688

Connecticut — 0.7%
State of Connecticut Special Tax Revenue, RB
Series A, 4.00%, 05/01/36	690	826,855
Series A, 4.00%, 05/01/39	440	521,074
State of Connecticut, GO, Series A, 4.00%, 01/15/38	3,080	3,638,435

		4,986,364

Delaware — 0.4%
Delaware Transportation Authority, RB, 5.00%, 06/01/55	2,430	2,785,339

District of Columbia — 6.6%
District of Columbia, Refunding RB 5.00%, 04/01/35	910	1,089,416
5.00%, 10/01/48	4,875	5,721,836
District of Columbia, TA, 5.13%, 06/01/41	4,440	4,456,295
Metropolitan Washington Airports Authority Dulles Toll Road Revenue, Refunding RB
Series A, 5.00%, 10/01/53.	4,240	4,392,682
Series B, Subordinate, 4.00%, 10/01/49	1,615	1,830,603
Metropolitan Washington Airports Authority Dulles Toll Road Revenue, Refunding RB, CAB(c)
Series B, 2nd Senior Lien, (AGC), 0.00%, 10/01/31	8,350	6,940,269
Series B, 2nd Senior Lien, (AGC), 0.00%, 10/01/32	15,000	12,084,150
Series B, 2nd Senior Lien, (AGC), 0.00%, 10/01/33	13,410	10,480,720

		46,995,971

Florida — 4.5%
Alachua County Health Facilities Authority, RB, Series A, 5.00%, 12/01/44	4,825	5,483,709
Capital Projects Finance Authority, Refunding RB
Series A-1, 5.00%, 10/01/32	405	493,493
Series A-1, 5.00%, 10/01/33	455	551,242
Series A-1, 5.00%, 10/01/34	455	548,170
Series A-1, 5.00%, 10/01/35	150	179,996
Collier County Health Facilities Authority, Refunding RB,
Series A, 5.00%, 05/01/45.	2,790	3,147,734
Florida Development Finance Corp., RB
Series A, 5.00%, 06/15/40	455	517,249
Series A, 5.00%, 06/15/50	1,510	1,683,544
Series A, 5.00%, 06/15/55	905	1,005,898
Miami-Dade County Florida Aviation Revenue, Refunding RB
Series A, 4.00%, 10/01/37	680	810,954
Series A, 4.00%, 10/01/38	680	808,404
Series A, 4.00%, 10/01/39	505	597,854

16	2021 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) April 30, 2021	BlackRock MuniYield Fund, Inc. (MYD) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Florida (continued)
Mid-Bay Bridge Authority, RB, Series A, 7.25%, 10/01/21(b)	$6,150	$6,329,703
Santa Rosa Bay Bridge Authority, RB, 6.25%, 07/01/28(d)(e)	3,036	2,614,750
Sarasota County Florida Utility System Revenue, RB
Series A, 5.00%, 10/01/45	905	1,165,531
Series A, 5.00%, 10/01/50	1,360	1,739,209
Volusia County Educational Facility Authority, Refunding RB, 5.00%, 10/15/49	3,695	4,531,437

		32,208,877

Georgia — 2.4%
Gainesville & Hall County Hospital Authority, Refunding RB, Series A, (GTD), 5.50%, 08/15/54	1,075	1,245,731
George L Smith II Congress Center Authority, RB, 4.00%, 01/01/54	740	836,703
Georgia Housing & Finance Authority, RB, S/F Housing, Series B, 2.50%, 06/01/50	1,510	1,513,866
Main Street Natural Gas, Inc., RB
Series A, 5.00%, 05/15/35	1,040	1,425,954
Series A, 5.00%, 05/15/36	1,040	1,437,925
Series A, 5.00%, 05/15/37	1,145	1,597,962
Series A, 5.00%, 05/15/38	630	889,598
Series A, 5.00%, 05/15/49	2,100	3,113,187
Municipal Electric Authority of Georgia, RB, 4.00%, 01/01/49	3,290	3,673,351
Municipal Electric Authority of Georgia, Refunding RB,
Sub-Series A, 4.00%, 01/01/49	1,285	1,447,604

		17,181,881

Idaho — 1.4%
Power County Industrial Development Corp., RB, AMT, 6.45%, 08/01/32	10,000	10,042,900

Illinois — 10.1%
Chicago Board of Education, GO
Series C, 5.25%, 12/01/35	3,095	3,441,299
Series D, 5.00%, 12/01/46	4,040	4,403,411
Series H, 5.00%, 12/01/36	460	539,746
Chicago Board of Education, Refunding GO
Series C, 5.00%, 12/01/25	1,365	1,592,600
Series D, 5.00%, 12/01/25	1,735	2,024,294
Series D, 5.00%, 12/01/31	1,000	1,190,880
Series F, 5.00%, 12/01/22	1,305	1,394,484
Series G, 5.00%, 12/01/34	455	538,401
Chicago O’Hare International Airport, Refunding RB, Series A, Senior Lien, 4.00%, 01/01/37	1,960	2,301,452
Chicago Transit Authority Sales Tax Receipts Fund, RB, 5.25%, 12/01/21(b)	2,130	2,192,452
Cook County Community College District No.508, GO, 5.50%, 12/01/38	1,635	1,788,281
Illinois Finance Authority, RB
Series A, 5.00%, 02/15/47	500	546,870
Series A, 5.00%, 02/15/50	270	294,470
Illinois State Toll Highway Authority, RB Series A, 5.00%, 01/01/45	2,705	3,438,921
Series C, 5.00%, 01/01/37	5,815	6,709,231
Metropolitan Pier & Exposition Authority, RB, Series A, 5.00%, 06/15/57	1,835	2,144,069

Security	Par (000)	Value

Illinois (continued)
Metropolitan Pier & Exposition Authority, Refunding RB, 4.00%, 06/15/50	$2,830	$3,153,101
Metropolitan Pier & Exposition Authority, Refunding RB, CAB(c) Series B, (AGM), 0.00%, 06/15/43	10,925	5,872,297
Series B, (AGM), 0.00%, 06/15/47	27,225	12,598,641
Railsplitter Tobacco Settlement Authority, RB, 6.00%, 06/01/21(b)	2,335	2,345,204
State of Illinois, GO 5.50%, 07/01/38	4,000	4,300,640
5.00%, 02/01/39	3,195	3,454,274
Series A, 5.00%, 04/01/38	2,510	2,656,207
State of Illinois, Refunding GO, Series B, 5.00%, 10/01/28	1,000	1,238,590
University of Illinois, RB, Series A, 5.00%, 04/01/44	2,045	2,282,874

		72,442,689

Indiana — 2.9%
City of Valparaiso Indiana, RB AMT, 6.75%, 01/01/34	1,635	1,808,343
AMT, 7.00%, 01/01/44	3,950	4,411,913
Indiana Finance Authority, RB Series A, 1st Lien, 5.25%, 10/01/38	6,665	6,800,366
Series A, AMT, 5.00%, 07/01/44	910	973,545
Series A, AMT, 5.00%, 07/01/48	3,015	3,251,497
Series A, AMT, 5.25%, 01/01/51	840	916,684
Indianapolis Local Public Improvement Bond Bank, RB, Series A, 5.00%, 01/15/40	2,580	2,780,156

		20,942,504

Iowa — 1.4%
Iowa Finance Authority, Refunding RB 5.25%, 12/01/25	940	1,017,653
Series B, 5.25%, 12/01/50(f)	5,720	6,243,437
Iowa Tobacco Settlement Authority, Refunding RB, CAB,
Series B, 5.60%, 06/01/34	2,695	2,695,620

		9,956,710

Kentucky — 1.2%
Kentucky Economic Development Finance Authority, RB,
Series A, 5.25%, 01/01/23(b)	2,055	2,228,771
Kentucky Economic Development Finance Authority, Refunding RB, Series A, (AGM), 5.00%, 12/01/45	2,625	3,192,105
Kentucky Public Transportation Infrastructure Authority, RB, CAB, Series C, 6.75%, 07/01/43(g)	2,485	2,954,888

		8,375,764

Louisiana — 2.3%
Louisiana Public Facilities Authority, Refunding RB, 5.00%, 04/01/45	5,500	6,830,175
Tobacco Settlement Financing Corp., Refunding RB
Series A, 5.50%, 05/15/30	1,630	1,632,657
Series A, 5.25%, 05/15/31	1,675	1,678,484
Series A, 5.25%, 05/15/32	2,240	2,339,814
Series A, 5.25%, 05/15/33	2,430	2,537,722
Series A, 5.25%, 05/15/35	1,025	1,110,424

		16,129,276

SCHEDULE OF INVESTMENTS	17

Schedule of Investments (continued) April 30, 2021	BlackRock MuniYield Fund, Inc. (MYD) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Maryland — 0.8%
County of Prince George’s Maryland, ARB, 5.20%, 07/01/34	$1,227	$1,228,141
Maryland Health & Higher Educational Facilities Authority, RB, Series 2017, 5.00%, 12/01/46	880	1,057,804
Maryland State Transportation Authority, Refunding RB, Series A, 2.50%, 07/01/47	3,680	3,692,880

		5,978,825

Massachusetts — 1.8%
Massachusetts Bay Transportation Authority, Refunding RB, Series A-1, 5.25%, 07/01/29	3,250	4,350,450
Massachusetts Housing Finance Agency, RB, M/F Housing Series C-1, 3.15%, 12/01/49	1,165	1,219,569
Series C-1, 3.25%, 12/01/54	4,280	4,500,035
Massachusetts Port Authority, RB, Series E, AMT, 5.00%, 07/01/51	2,325	2,942,194

		13,012,248

Michigan — 2.3%
City of Detroit Michigan Sewage Disposal System Revenue, Refunding RB, Series A, Senior Lien, 5.25%, 07/01/22(b)	8,995	9,520,218
Michigan Finance Authority, Refunding RB, Series A, 4.00%, 12/01/49	1,710	1,965,936
Michigan State University, Refunding RB, Series B, 5.00%, 02/15/48	2,105	2,633,544
Michigan Strategic Fund, RB, AMT, 5.00%, 06/30/48	2,255	2,709,067

		16,828,765

Minnesota — 1.1%
Duluth Economic Development Authority, Refunding RB Series A, 4.25%, 02/15/48	2,160	2,441,232
Series A, 5.25%, 02/15/53	4,315	5,254,721

		7,695,953

Missouri — 2.2%
Health & Educational Facilities Authority of the State of Missouri, RB, 4.00%, 06/01/53	6,030	6,943,605
Health & Educational Facilities Authority of the State of Missouri, Refunding RB 5.50%, 05/01/43	510	547,975
Series A, 4.00%, 07/01/46	1,250	1,467,625
Series C, 5.00%, 11/15/47	5,470	6,548,027

		15,507,232

Nebraska — 0.4%
Central Plains Energy Project, RB 5.25%, 09/01/37	1,670	1,778,751
5.00%, 09/01/42	925	981,656

		2,760,407

New Hampshire(a) — 0.7%
New Hampshire Business Finance Authority, Refunding RB Series B, 4.63%, 11/01/42	3,205	3,333,008
Series C, AMT, 4.88%, 11/01/42	1,665	1,740,141

		5,073,149

New Jersey — 14.7%
Casino Reinvestment Development Authority, Inc., Refunding RB 5.25%, 11/01/39	3,490	3,736,952

Security	Par (000)	Value

New Jersey (continued)
Casino Reinvestment Development Authority, Inc., Refunding RB (continued) 5.25%, 11/01/44	$3,180	$3,383,965
Hudson County Improvement Authority, RB, 4.00%, 10/01/46	3,470	4,076,625
New Jersey Economic Development Authority, RB 4.00%, 11/01/38	1,075	1,218,201
4.00%, 11/01/39	860	971,791
5.00%, 06/15/49	4,850	5,840,904
Series EEE, 5.00%, 06/15/48	7,780	9,213,076
Series B, AMT, 6.50%, 04/01/31	2,155	2,316,453
New Jersey Economic Development Authority, Refunding ARB, AMT, 5.00%, 10/01/47	3,040	3,482,381
New Jersey Transportation Trust Fund Authority, RB Series A, 5.50%, 06/15/21(b)	3,630	3,652,179
Series AA, 5.00%, 06/15/44	3,875	4,227,657
Series B, 5.25%, 06/15/36	4,990	5,017,595
Series BB, 4.00%, 06/15/50	3,150	3,478,356
Series BB, 5.00%, 06/15/50	10,800	12,767,544
New Jersey Transportation Trust Fund Authority, RB, CAB, Series C, (AMBAC), 0.00%, 12/15/35(c)	7,395	5,294,376
New Jersey Turnpike Authority, RB Series A, 5.00%, 07/01/22(b)	685	723,408
Series A, 4.00%, 01/01/42	1,530	1,813,846
Series E, 5.00%, 01/01/45	5,425	6,225,730
State of New Jersey, GO Series A, 4.00%, 06/01/31	1,180	1,466,469
Series A, 3.00%, 06/01/32	2,715	3,108,729
Tobacco Settlement Financing Corp., Refunding RB Series A, 5.25%, 06/01/46	5,120	6,156,083
Sub-Series B, 5.00%, 06/01/46	14,860	17,416,514

		105,588,834

New York — 12.9%
City of New York, GO, Series C, 5.00%, 08/01/42	2,330	2,967,814
Erie Tobacco Asset Securitization Corp., Refunding RB, Series A, 5.00%, 06/01/45.	4,070	4,105,043
Metropolitan Transportation Authority, RB Series B, 5.25%, 11/15/38	4,960	5,604,998
Series B, 5.25%, 11/15/39	1,765	1,992,861
Metropolitan Transportation Authority, Refunding RB Series C-1, 4.75%, 11/15/45	3,335	4,011,505
Series C-1, 5.00%, 11/15/50	1,085	1,322,821
Series C-1, 5.25%, 11/15/55	1,605	1,988,627
Monroe County Industrial Development Corp., Refunding RB 4.00%, 12/01/46	1,090	1,251,374
Series A, 4.00%, 07/01/50	2,240	2,598,445
New York City Housing Development Corp., RB, M/F Housing, Series A, 3.00%, 11/01/55	2,220	2,275,123
New York City Industrial Development Agency, Refunding RB Class A, (AGM), 3.00%, 01/01/37	455	491,350
Class A, (AGM), 3.00%, 01/01/39	455	487,546
Class A, (AGM), 3.00%, 01/01/40	320	342,634
New York City Transitional Finance Authority Future Tax Secured Revenue, RB Sub-Series E-1, 5.00%, 02/01/42	4,235	4,380,684
Series C, Subordinate, 4.00%, 05/01/45	2,275	2,655,221

18	2021 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) April 30, 2021	BlackRock MuniYield Fund, Inc. (MYD) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

New York (continued)
New York City Transitional Finance Authority Future Tax Secured Revenue, RB (continued) Sub-Series C-1, Subordinate, 4.00%, 05/01/40	$905	$1,078,326
New York Counties Tobacco Trust IV, Refunding RB, Series A, 6.25%, 06/01/41(a)	3,600	3,654,108
New York Liberty Development Corp., Refunding RB(a) Series 1, Class 1, 5.00%, 11/15/44	8,145	8,868,113
Series 2, Class 2, 5.15%, 11/15/34	705	788,077
Series 2, Class 2, 5.38%, 11/15/40	1,760	1,980,387
New York State Environmental Facilities Corp., RB, Series B, Subordinate, 5.00%, 06/15/48	3,750	4,686,450
New York State Urban Development Corp., RB Series A, 4.00%, 03/15/49.	16,590	19,318,723
Series A, 3.00%, 03/15/50	2,695	2,833,415
New York Transportation Development Corp., ARB, Series A, AMT, 5.25%, 01/01/50	1,525	1,717,455
New York Transportation Development Corp., RB AMT, 5.00%, 10/01/35	750	948,502
AMT, 5.00%, 10/01/40	2,120	2,637,026
Triborough Bridge & Tunnel Authority, RB Series A, 4.00%, 11/15/54	2,065	2,394,533
Series A, 5.00%, 11/15/54	1,770	2,226,713
Series A, 5.00%, 11/15/56	1,850	2,351,683
Westchester County Healthcare Corp., RB, Series A, Senior Lien, 5.00%, 11/01/44	431	479,154

		92,438,711

North Carolina — 1.3%
County of Union NC Enterprise System Revenue, RB, 3.00%, 06/01/51	4,300	4,648,859
North Carolina Medical Care Commission, RB Series A, 4.00%, 10/01/40	240	266,954
Series A, 5.00%, 10/01/40	360	432,144
Series A, 4.00%, 10/01/45	220	242,623
Series A, 5.00%, 10/01/45	640	761,773
Series A, 4.00%, 10/01/50	270	296,576
Series A, 5.00%, 10/01/50	720	846,950
University of North Carolina at Chapel Hill, RB, 5.00%, 02/01/49	1,130	1,738,799

		9,234,678

North Dakota — 0.3%
County of Cass North Dakota, Refunding RB, Series B, 5.25%, 02/15/58	2,000	2,428,720

Ohio — 3.8%
Buckeye Tobacco Settlement Financing Authority, Refunding RB Series A-2, Class 1, 4.00%, 06/01/37	610	716,225
Series A-2, Class 1, 4.00%, 06/01/38	610	714,487
Series A-2, Class 1, 4.00%, 06/01/39	610	712,407
Series A-2, Class 1, 4.00%, 06/01/48	1,605	1,806,203
Series B-2, Class 2, 5.00%, 06/01/55	7,035	7,901,923
County of Allen Ohio Hospital Facilities Revenue, Refunding RB, Series A, 4.00%, 11/01/44	4,160	4,443,754
County of Franklin Ohio, RB Series 2017, 5.00%, 12/01/46	840	1,012,855
Series A, 6.13%, 07/01/22(b)	80	85,534
Series A, 6.13%, 07/01/40	1,300	1,366,326
Series A, 4.00%, 12/01/49	1,060	1,226,378
County of Hamilton Ohio, Refunding RB 4.00%, 08/15/50	1,245	1,444,598

Security	Par (000)	Value

Ohio (continued)
County of Hamilton Ohio, Refunding RB (continued) Series A, 3.75%, 08/15/50	$2,190	$2,459,545
Ohio Air Quality Development Authority, RB, AMT, 5.00%, 07/01/49(a)	1,545	1,710,871
State of Ohio, RB, AMT, 5.00%, 06/30/53	1,685	1,884,925

		27,486,031

Oklahoma — 1.8%
Oklahoma Development Finance Authority, RB, Series B, 5.50%, 08/15/57	2,460	3,000,683
Oklahoma Turnpike Authority, RB Series A, 4.00%, 01/01/48	4,320	4,847,818
Series C, 4.00%, 01/01/42	4,115	4,688,137

		12,536,638

Oregon — 0.6%
Port of Portland Oregon Airport Revenue, Refunding ARB, Series 27-A, AMT, 5.00%, 07/01/45	3,755	4,634,646

Pennsylvania — 3.5%
Allentown Neighborhood Improvement Zone Development Authority, Refunding RB, Series A, 5.00%, 05/01/42	5,250	5,456,063
Hospitals & Higher Education Facilities Authority of Philadelphia, RB, Series A, 5.63%, 07/01/42	1,325	1,395,185
Montgomery County Higher Education and Health Authority, Refunding RB Series A, 5.00%, 09/01/43	2,610	3,173,838
Series A, 4.00%, 09/01/49	1,185	1,319,284
Pennsylvania Economic Development Financing Authority, RB, AMT, 5.00%, 06/30/42	1,765	2,026,679
Pennsylvania Economic Development Financing Authority, Refunding RB, AMT, 5.50%, 11/01/44	3,210	3,394,832
Pennsylvania Higher Educational Facilities Authority, RB, 4.00%, 08/15/49	4,875	5,663,629
Pennsylvania Turnpike Commission, RB, Series A, 5.00%, 12/01/44	2,305	2,645,702

		25,075,212

Puerto Rico — 5.7%
Children’s Trust Fund, Refunding RB 5.50%, 05/15/39	1,430	1,464,935
5.63%, 05/15/43	1,430	1,446,245
Puerto Rico Commonwealth Aqueduct & Sewer Authority, RB Series A, Senior Lien, 5.00%, 07/01/33	5,165	5,384,151
Series A, Senior Lien, 5.13%, 07/01/37	1,470	1,533,769
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, RB Series A-1, Restructured, 4.75%, 07/01/53	3,817	4,237,519
Series A-1, Restructured, 5.00%, 07/01/58	14,706	16,520,867
Series A-2, Restructured, 4.78%, 07/01/58	6,236	6,942,227
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, RB, CAB(c) Series A-1, Restructured, 0.00%, 07/01/46	8,495	2,678,558
Series A-1, Restructured, 0.00%, 07/01/51	1,547	352,902

		40,561,173

Rhode Island — 2.9%
Central Falls Detention Facility Corp., Refunding RB, 7.25%, 07/15/35(d)(e)	4,155	623,250

SCHEDULE OF INVESTMENTS	19

Schedule of Investments (continued) April 30, 2021	BlackRock MuniYield Fund, Inc. (MYD) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Rhode Island (continued)
Tobacco Settlement Financing Corp., Refunding RB
Series B, 4.50%, 06/01/45	$8,215	$8,896,763
Series B, 5.00%, 06/01/50	9,875	11,037,584

		20,557,597

South Carolina — 3.9%
South Carolina Jobs-Economic Development Authority, Refunding RB, Series A, 5.00%, 05/01/48	6,455	7,622,451
South Carolina Public Service Authority, RB, Series A, 5.50%, 12/01/54	8,090	9,208,847
South Carolina Public Service Authority, Refunding RB
Series A, 5.00%, 12/01/50	5,000	5,706,150
Series E, 5.25%, 12/01/55	4,550	5,323,819

		27,861,267

Tennessee — 1.1%
Chattanooga Health Educational & Housing Facility Board, RB, Series A, 5.25%, 01/01/23(b)	2,855	3,094,791
Chattanooga Health Educational & Housing Facility Board, Refunding RB, Series A, 4.00%, 08/01/44	330	372,976
Metropolitan Government Nashville & Davidson County Health & Educational Facilities Board, RB, Series A, 5.00%, 07/01/40	1,440	1,717,330
Metropolitan Government Nashville & Davidson County Health & Educational Facilities Board, Refunding RB, Series A, 5.25%, 10/01/58	2,025	2,339,442

		7,524,539

Texas — 5.6%
Central Texas Regional Mobility Authority, RB, Series E, Senior Lien, 4.00%, 01/01/50	4,525	5,162,663
Central Texas Regional Mobility Authority, Refunding RB, Sub Lien, 5.00%, 01/01/23(b)	725	782,855
City of Houston Texas Airport System Revenue, RB, Series B-1, AMT, 5.00%, 07/15/30	3,600	4,003,488
City of Houston Texas Airport System Revenue, Refunding RB, AMT, 5.00%, 07/01/29	1,765	1,935,358
City of San Antonio Texas Electric & Gas Systems Revenue, Refunding RB, Series A, 5.00%, 02/01/48	2,440	3,010,447
Clifton Higher Education Finance Corp., RB, 6.00%, 08/15/43	1,525	1,682,487
Harris County Cultural Education Facilities Finance Corp., RB
Series B, 7.00%, 01/01/23(b)	485	539,805
Series B, 6.38%, 01/01/33	460	492,421
North Texas Tollway Authority, RB, CAB, Series B, 0.00%, 09/01/31(b)(c)	4,110	2,211,632
North Texas Tollway Authority, Refunding RB, Series A, 5.00%, 01/01/38	1,910	2,200,072
San Antonio Water System, Refunding RB, Series A, Junior Lien, 5.00%, 05/15/48	2,695	3,346,516
Tarrant County Cultural Education Facilities Finance Corp., RB, Series B, 5.00%, 07/01/48	9,585	11,674,722
Texas Transportation Commission, RB, Series A, 5.00%, 08/01/57	2,435	2,817,782

		39,860,248

Security	Par (000)	Value

Utah — 1.0%
County of Utah, RB
Series A, 4.00%, 05/15/43	$450	$534,523
Series A, 3.00%, 05/15/50	2,065	2,177,357
Salt Lake City Corp. Airport Revenue, ARB
Series A, AMT, 5.00%, 07/01/47	1,920	2,240,602
Series A, AMT, 5.00%, 07/01/48	1,845	2,184,849

		7,137,331

Vermont — 1.2%
Vermont Educational & Health Buildings Financing Agency, Refunding RB
5.00%, 11/01/49	3,640	4,592,661
4.00%, 11/01/50	3,275	3,844,326

		8,436,987

Virginia — 1.1%
Virginia Small Business Financing Authority, RB
AMT, Senior Lien, 5.25%, 01/01/32	3,270	3,446,122
AMT, Senior Lien, 6.00%, 01/01/37	3,900	4,137,393

		7,583,515

Washington — 1.6%
Port of Seattle Washington, ARB
Series A, AMT, 5.00%, 05/01/43	3,120	3,669,463
Series C, AMT, 5.00%, 04/01/40	1,565	1,775,148
Washington Health Care Facilities Authority, RB, Series A, 5.75%, 01/01/23(b)	4,745	5,173,046
Washington Health Care Facilities Authority, Refunding RB, Series A, 4.00%, 08/01/44	715	803,260

		11,420,917

Wisconsin — 0.3%
Public Finance Authority, RB
Series A, 5.00%, 07/15/39(a)	190	213,581
Series A, 5.00%, 07/15/49(a)	720	795,744
Series A, 5.00%, 07/15/54(a)	345	378,358
Series B, 5.00%, 06/01/49	930	1,066,198

		2,453,881

Total Municipal Bonds — 119.4% (Cost: $765,995,658)		854,600,039

Municipal Bonds Transferred to Tender Option Bond Trusts(h)

California — 2.1%
Bay Area Toll Authority, Refunding RB, 4.00%, 04/01/42(i)	6,496	7,463,134
Sacramento Area Flood Control Agency, Refunding SAB, 5.00%, 10/01/47	6,494	7,713,211

		15,176,345

Colorado — 2.0%
City & County of Denver Colorado Airport System Revenue, Refunding ARB, Series A, AMT, 5.25%, 12/01/48(i)	4,775	5,834,107
County of Adams Colorado, Refunding COP, 4.00%, 12/01/45	7,820	8,666,750

		14,500,857

20	2021 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) April 30, 2021	BlackRock MuniYield Fund, Inc. (MYD) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

District of Columbia — 2.2%
District of Columbia Housing Finance Agency, RB, M/F Housing, Series B-2, (FHA), 4.10%, 09/01/39	$10,265	$11,651,697
Metropolitan Washington Airports Authority Dulles Toll Road Revenue, Refunding RB, Series B, Subordinate, (AGM), 4.00%, 10/01/53	3,779	4,299,153

		15,950,850

Georgia — 1.5%
Dalton Whitfield County Joint Development Authority, RB, 4.00%, 08/15/48	6,660	7,486,439
Georgia Housing & Finance Authority, Refunding RB, Series A, 3.60%, 12/01/44.	3,037	3,294,317

		10,780,756

Illinois — 0.5%
Illinois Finance Authority, Refunding RB
Series C, 4.00%, 02/15/27(b)	6	6,488
Series C, 4.00%, 02/15/41	2,994	3,354,180

		3,360,668

Massachusetts — 1.4%
Commonwealth of Massachusetts Transportation Fund Revenue, RB, Series A, 4.00%, 06/01/45	4,333	4,858,759
Massachusetts School Building Authority, RB, Series B, 5.00%, 10/15/21(b)	4,607	4,706,856

		9,565,615

New York — 11.7%
Hudson Yards Infrastructure Corp., RB, 5.75%, 02/15/47(i)	1,220	1,225,750
New York Liberty Development Corp., ARB, 5.25%, 12/15/43	21,629	22,276,542
New York Liberty Development Corp., Refunding RB, 5.75%, 11/15/51(i)	13,081	13,451,158
New York Power Authority, Refunding RB, Series A, 4.00%, 11/15/60	2,760	3,190,808
New York State Dormitory Authority, Refunding RB, Series D, 4.00%, 02/15/47	12,580	14,537,197
New York State Thruway Authority, Refunding RB, Series B, Subordinate, 4.00%, 01/01/50	6,065	6,924,838
New York State Urban Development Corp., RB, Series A, 4.00%, 03/15/46	13,980	15,949,642
Port Authority of New York & New Jersey, Refunding ARB, 194th Series, 5.25%, 10/15/55	5,400	6,421,248

		83,977,183

North Carolina — 0.9%
North Carolina Capital Facilities Finance Agency, Refunding RB, Series B, 5.00%, 10/01/25(b)	5,290	6,348,635

Pennsylvania — 0.8%
Pennsylvania Turnpike Commission, RB, Sub- Series A, 5.50%, 12/01/42	4,877	5,941,933

Rhode Island — 0.5%
Narragansett Bay Commission, Refunding RB, Series A, 4.00%, 09/01/22(b)	3,272	3,438,473

Texas — 6.5%
Board of Regents of the University of Texas System, Refunding RB, Series B, 5.00%, 08/15/43	6,243	6,603,890
City of San Antonio Texas Electric & Gas Systems Revenue, RB, Junior Lien, 5.00%, 02/01/23(b)	5,060	5,483,876

Security	Par (000)	Value

Texas (continued)
Lower Colorado River Authority, Refunding, RB, 4.00%, 05/15/43	$4,335	$4,474,717
Metropolitan Transit Authority of Harris County Sales & Use Tax Revenue, Refunding RB, Series A, 5.00%, 11/01/21(b)	6,920	7,082,136
San Antonio Public Facilities Corp., Refunding RB, 4.00%, 09/15/42	5,700	5,915,688
Texas Water Development Board, RB, Series A, 4.00%, 10/15/49	14,560	17,225,499

		46,785,806

Virginia — 2.4%
Hampton Roads Transportation Accountability Commission, RB, Series A, Senior Lien, 4.00%, 07/01/60(i)	4,496	5,209,826
Virginia Small Business Financing Authority, Refunding RB, Series A, 4.00%, 12/01/49	10,097	11,668,305

		16,878,131

Wisconsin — 1.9%
Wisconsin Health & Educational Facilities Authority, Refunding RB
4.00%, 12/01/46	5,950	6,628,582
4.00%, 12/15/49(i)	6,200	7,054,732

		13,683,314

Total Municipal Bonds Transferred to Tender Option Bond Trusts — 34.4% (Cost: $229,921,704)		246,388,566

Total Long-Term Investments — 153.8% (Cost: $995,917,362)		1,100,988,605

	Shares

Short-Term Securities

Money Market Funds — 0.1%
BlackRock Liquidity Funds, MuniCash, Institutional Class, 0.01%(j)(k)	650,328	650,459

Total Short-Term Securities — 0.1% (Cost: $650,459)		650,459

Total Investments — 153.9% (Cost: $996,567,821)		1,101,639,064

Other Assets Less Liabilities — 1.5%		10,678,399

Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (20.3)%		(145,360,534)

VRDP Shares at Liquidation Value, Net of Deferred Offering Costs — (35.1)%		(251,080,889)

Net Assets Applicable to Common Shares — 100.0%		$715,876,040

(a)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)	U.S. Government securities held in escrow, are used to pay interest on this security as well as to retire the bond in full at the date indicated, typically at a premium to par.
(c)	Zero-coupon bond.
(d)	Issuer filed for bankruptcy and/or is in default.
(e)	Non-income producing security.
(f)

Variable rate security. Interest rate resets periodically. The rate shown is the effective interest rate as of period end. Security description also includes the reference rate and spread if published and available.

SCHEDULE OF INVESTMENTS	21

Schedule of Investments (continued) April 30, 2021	BlackRock MuniYield Fund, Inc. (MYD)

(g)	Step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate as of period end.
(h)

Represent bonds transferred to a TOB Trust in exchange of cash and residual certificates received by the Fund. These bonds serve as collateral in a secured borrowing. See Note 4 of the Notes to Financial Statements for details.

(i)

All or a portion of the security is subject to a recourse agreement. The aggregate maximum potential amount the Fund could ultimately be required to pay under the agreements, which expire between May 15, 2021 to February 15, 2047, is $22,205,586. See Note 4 of the Notes to Financial Statements for details. (j) Affiliate of the Fund.

(k)	Annualized 7-day yield as of period end.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended April 30, 2021 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 04/30/20	Purchases at Cost	Proceeds from Sales		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 04/30/21	Shares Held at 04/30/21	Income	Capital Gain Distributions from Underlying Funds
BlackRock Liquidity Funds, MuniCash, Institutional Class	$20,527,420	$—	$(19,878,720	)(a)	$9,138	$(7,379)	$650,459	650,328	$1,545	$—

(a)	Represents net amount purchased (sold).

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Short Contracts
10-Year U.S. Treasury Note.	145	06/21/21	$19,158	$(101,220)
U.S. Long Treasury Bond	88	06/21/21	13,844	(92,557)

				$(193,777)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$—	$—	$—	$—	$193,777	$—	$193,777

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the year ended April 30, 2021, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Change in Unrealized Appreciation (Depreciation) on
Futures contracts	$—	$—	$—	$—	$(193,777)	$—	$(193,777)

22	2021 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) April 30, 2021	BlackRock MuniYield Fund, Inc. (MYD)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts
Average notional value of contracts — short	$8,250,406

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments
Municipal Bonds	$—	$854,600,039	$—	$854,600,039
Municipal Bonds Transferred to Tender Option Bond Trusts	—	246,388,566	—	246,388,566
Short-Term Securities
Money Market Funds	650,459	—	—	650,459

	$650,459	$1,100,988,605	$—	$1,101,639,064

Derivative Financial Instruments(a)
Liabilities
Interest Rate Contracts	$(193,777)	$—	$—	$(193,777)

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, such assets and/or liabilities are categorized within the fair value hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Liabilities
TOB Trust Certificates	$—	$(145,316,053)	$—	$(145,316,053)
VRDP Shares at Liquidation Value	—	(251,400,000)	—	(251,400,000)

	$—	$(396,716,053)	$—	$(396,716,053)

See notes to financial statements.

SCHEDULE OF INVESTMENTS	23

Schedule of Investments April 30, 2021	BlackRock MuniYield Quality Fund, Inc. (MQY) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Municipal Bonds

Alabama — 0.3%
Homewood Educational Building Authority, Refunding RB
Series A, 5.00%, 12/01/34	$1,145	$1,376,737
Series A, 5.00%, 12/01/47	1,010	1,190,022
Selma Industrial Development Board, RB, Series A, 5.38%, 12/01/35	545	560,037

		3,126,796

Alaska — 0.2%
Alaska Industrial Development & Export Authority, RB, Series A, 5.50%, 10/01/41	2,390	2,439,903

Arizona — 9.9%
Arizona Board of Regents, RB, Series A, 4.00%, 07/01/42	1,000	1,193,220
Arizona Board of Regents, Refunding COP, Series C, 5.00%, 06/01/30	2,595	2,728,409
Arizona Health Facilities Authority, Refunding RB
Series A, 5.00%, 02/01/42	1,000	1,033,420
Series A, 5.00%, 12/01/42	2,785	3,167,408
Arizona Industrial Development Authority, RB
4.38%, 07/01/39(a)	875	940,363
5.00%, 07/01/54(a)	615	669,175
7.10%, 01/01/55(a)	250	251,565
Series A, 5.00%, 07/01/39(a)	1,280	1,355,968
Series A, (BAM), 5.00%, 06/01/49	2,500	3,000,875
Series A, 5.00%, 07/01/49(a)	1,445	1,514,158
Series A, 5.00%, 07/15/49(a)	1,000	1,113,060
Series A, 5.00%, 12/15/49(a)	250	278,923
Series A, 4.00%, 02/01/50	2,635	3,010,461
Series A, 5.00%, 07/01/54(a)	1,110	1,157,730
Arizona Industrial Development Authority, Refunding RB
(SD CRED PROG), 5.00%, 07/01/37	750	891,578
Series A, 5.13%, 07/01/37(a)	500	559,590
Series A, 5.38%, 07/01/50(a)	1,645	1,823,186
Series A, 5.50%, 07/01/52(a)	600	648,768
Series G, 5.00%, 07/01/47(a)	2,360	2,622,243
City of Buckeye Arizona, RB, 5.00%, 07/01/43	4,000	4,588,560
City of Goodyear Arizona Water & Sewer Revenue, RB, 2nd Series, Subordinate, (AGM), 4.00%, 07/01/45	250	291,625
City of Lake Havasu City Arizona Wastewater System Revenue, RB, Series B, (AGM), 5.00%, 07/01/40	3,500	4,037,565
City of Mesa Arizona Utility System Revenue RB, RB, 5.00%, 07/01/35	3,000	3,022,740
City of Mesa Arizona Utility System Revenue, RB, 5.00%, 07/01/42	3,000	3,754,560
City of Phoenix Civic Improvement Corp., ARB
Series A, AMT, 5.00%, 07/01/42	3,000	3,585,270
Junior Lien, 3.00%, 07/01/49	1,500	1,606,440
City of Phoenix Civic Improvement Corp., RB
Series B, (BHAC-CR FGIC), 5.50%, 07/01/41	100	158,090
Series A, Junior Lien, 4.00%, 07/01/39	1,300	1,530,789
City of Phoenix Civic Improvement Corp., Refunding RB
AMT, Senior Lien, 5.00%, 07/01/32	700	764,155
Series D, Junior Lien, 4.00%, 07/01/40	1,000	1,154,760

Security	Par (000)	Value

Arizona (continued)
Florence Town, Inc. Industrial Development Authority, RB, 6.00%, 07/01/43	$500	$532,245
Glendale Industrial Development Authority, RB, 5.00%, 05/15/56	825	917,169
Industrial Development Authority of the City of Phoenix, RB
6.30%, 07/01/21(b)	500	504,905
6.63%, 07/01/23(b)	500	569,765
Series A, 5.00%, 07/01/44	2,000	2,162,260
Series A, 6.75%, 07/01/44(a)	440	513,924
Series A, 5.00%, 07/01/46(a)	1,570	1,722,761
Industrial Development Authority of the City of Phoenix, Refunding RB
5.00%, 07/01/45(a)	500	540,305
5.00%, 07/01/46	500	546,935
Industrial Development Authority of the County of Pima, RB(a)
5.00%, 06/15/47	2,215	2,265,037
5.00%, 07/01/49	1,150	1,205,465
Industrial Development Authority of the County of Pima, Refunding RB
5.00%, 06/15/49(a)	1,985	2,090,681
5.00%, 06/15/52(a)	530	556,055
Series A, 4.00%, 09/01/29	1,000	1,066,790
Industrial Development Authority of the County of Yavapai, Refunding RB
5.25%, 10/01/26	1,000	1,020,890
4.00%, 08/01/43	1,650	1,899,166
Kyrene Elementary School District No.28, GO
Series B, 5.50%, 07/01/29	480	535,339
Series B, 5.50%, 07/01/30	400	446,116
Maricopa County Industrial Development Authority, RB
5.00%, 07/01/47	1,000	1,102,750
4.00%, 07/01/50	1,500	1,713,360
Series A, 4.00%, 01/01/41	4,745	5,402,562
Maricopa County Industrial Development Authority, Refunding RB
5.00%, 07/01/39(a)	545	634,211
5.00%, 07/01/47(a)	1,000	1,075,780
5.00%, 07/01/54(a)	1,500	1,697,880
Series A, 5.00%, 09/01/36	1,525	1,898,091
Series A, 5.00%, 01/01/38	500	604,615
Series A, 4.13%, 09/01/38	550	633,716
Series A, 4.13%, 09/01/42	750	864,443
Series A, 5.00%, 09/01/42	1,000	1,229,860
Maricopa County Unified School District No.11-Peoria, GO, (AGM), 5.00%, 07/01/35	1,250	1,442,062
McAllister Academic Village LLC, Refunding RB, 5.00%, 07/01/39	500	597,970
Northern Arizona University, RB, 5.00%, 08/01/23(b)	3,000	3,325,290
Phoenix-Mesa Gateway Airport Authority, ARB, AMT, 5.00%, 07/01/38	3,600	3,786,300
Pinal County Electric District No.3, Refunding RB, Series A, 5.25%, 07/01/21(b)	2,500	2,520,350
Pinal County Industrial Development Authority, RB, AMT, 6.25%, 06/01/26	285	301,960

24	2021 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) April 30, 2021	BlackRock MuniYield Quality Fund, Inc. (MQY) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Arizona (continued)
Salt River Project Agricultural Improvement & Power District, Refunding RB
5.00%, 01/01/38	$2,000	$2,490,560
Series A, 5.00%, 12/01/41.	2,000	2,343,080
Salt Verde Financial Corp., RB
5.50%, 12/01/29	2,000	2,598,740
5.00%, 12/01/32	155	205,358
5.00%, 12/01/37	2,500	3,473,475
Student & Academic Services LLC, RB, (BAM), 5.00%, 06/01/39	1,400	1,577,800
Town of Queen Creek Arizona Excise Tax Revenue, RB
4.00%, 08/01/50	1,700	2,018,019
Series A, 5.00%, 08/01/42	750	938,730
University Medical Center Corp., Refunding RB, 6.00%, 07/01/21(b)	1,000	1,009,300
University of Arizona, Refunding RB, 5.00%, 06/01/39.	2,050	2,469,430

		119,506,154

Arkansas — 0.4%
Arkansas Development Finance Authority, RB, AMT, 4.50%, 09/01/49(a)	4,885	5,365,342

California — 12.3%
ABC Unified School District, GO, Series C, (NPFGC- IBC FGIC), 0.00%, 08/01/34(c)	1,215	921,942
Alvord Unified School District, Refunding GO, CAB, Series B, (AGM), 0.00%, 08/01/41(c)	1,175	646,661
Anaheim Public Financing Authority, RB, Series A, (AGM), 6.00%, 09/01/24	4,495	4,941,803
California Community Housing Agency, RB, M/F Housing, Series A-2, 4.00%, 08/01/47(a)	2,370	2,513,243
California Health Facilities Financing Authority, Refunding RB
Series A, 5.00%, 07/01/37	1,090	1,191,534
Sub-Series A-2, 5.00%, 11/01/47	1,770	2,660,664
California Housing Finance, RB, M/F Housing, Series 2021-1, Class A, 3.50%, 11/20/35	1,269	1,474,924
California Municipal Finance Authority, Refunding RB, Series A, 5.00%, 02/01/42	145	171,164
California State Public Works Board, RB
Series F, 5.25%, 09/01/33	835	929,397
Series I, 5.50%, 11/01/31	1,000	1,127,950
California Statewide Communities Development Authority, RB, Series A, 5.00%, 04/01/42	3,480	3,624,385
California Statewide Communities Development Authority, Refunding RB
Series A, 5.00%, 06/01/36(a)	1,360	1,503,643
Series A, 5.00%, 06/01/46(a)	1,680	1,824,278
Series A, 4.00%, 12/01/53	2,300	2,412,815
Carlsbad Unified School District, GO, CAB, Series B, 6.00%, 05/01/34	5,000	5,817,900
Department of Veterans Affairs Veteran’s Farm & Home Purchase Program, RB, S/F Housing, Series A, 2.45%, 12/01/45	950	951,758
Golden State Tobacco Securitization Corp., Refunding RB
Series A-1, 3.50%, 06/01/36	3,110	3,173,662
Series A-1, 5.00%, 06/01/47	2,105	2,175,938
Series A-2, 5.00%, 06/01/47	1,690	1,746,953

Security	Par (000)	Value

California (continued)
Grossmont Union High School District, GO, CAB, 0.00%, 08/01/31(c)	$5,000	$4,239,600
Grossmont-Cuyamaca Community College District, GO, CAB, Series C, (AGC), 0.00%, 08/01/30(c)	10,030	8,697,414
Hartnell Community College District, GO, CAB, Series D, 7.00%, 08/01/34(d)	4,125	5,269,192
Kern Community College District, GO, Series C, 5.50%, 11/01/23(b)	1,620	1,833,095
Mount San Antonio Community College District, Refunding GO, CAB, Series A, 6.25%, 08/01/43(d)	4,445	4,983,690
Norman Y Mineta San Jose International Airport SJC, Refunding RB
Series A, AMT, 5.00%, 03/01/36	975	1,165,583
Series A, AMT, 5.00%, 03/01/37	1,075	1,283,357
Poway Unified School District, Refunding GO, CAB, Series B, 0.00%, 08/01/36(c)	8,750	6,376,737
Regents of the University of California Medical Center Pooled Revenue, Refunding RB
Series J, 5.25%, 05/15/23(b)	2,905	3,204,273
Series J, 5.25%, 05/15/38	825	904,844
Rio Hondo Community College District, GO, CAB(c)
Series C, 0.00%, 08/01/37	4,005	2,792,446
Series C, 0.00%, 08/01/38	5,000	3,384,350
San Bernardino Community College District, GO, CAB, Series B, 6.38%, 08/01/34	10,000	11,979,400
San Diego Community College District, GO, CAB(c)
0.00%, 08/01/31	2,145	1,346,974
0.00%, 08/01/32	2,680	1,580,476
San Diego Unified School District, GO, CAB(c)
Series C, 0.00%, 07/01/38	3,800	2,689,488
Series G, 0.00%, 01/01/24(b)	7,295	3,763,564
San Diego Unified School District, Refunding GO, CAB(c)
Series R-1, 0.00%, 07/01/30	5,000	4,381,100
Series R-1, 0.00%, 07/01/31	3,005	2,575,465
San Francisco City & County Airport Comm-San Francisco International Airport, Refunding ARB
Series A, AMT, 5.50%, 05/01/28	1,065	1,170,456
Series A, AMT, 5.25%, 05/01/33	830	905,796
Series A, AMT, 5.00%, 05/01/49	795	966,299
San Marcos Unified School District, GO, Series A, 5.00%, 08/01/21(b)	2,060	2,084,294
San Mateo County Community College District, GO, CAB, Series C, (NPFGC), 0.00%, 09/01/30(c)	12,740	11,258,083
State of California, GO
5.50%, 04/01/28	5	5,020
5.00%, 04/01/42	1,500	1,563,330
State of California, Refunding GO
5.00%, 09/01/41	2,300	2,336,317
5.00%, 10/01/41	1,300	1,325,051
Walnut Valley Unified School District, GO, CAB, Series B, 0.00%, 08/01/36(c)	5,500	3,745,995
Washington Township Health Care District, GO, Series B, 5.50%, 08/01/40	625	708,231
Yosemite Community College District, GO, Series D, 0.00%, 08/01/36(c)	15,000	11,115,600

		149,446,134

SCHEDULE OF INVESTMENTS	25

Schedule of Investments (continued) April 30, 2021	BlackRock MuniYield Quality Fund, Inc. (MQY) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Colorado — 1.2%
Centerra Metropolitan District No.1, TA, 5.00%, 12/01/47(a)	$345	$361,777
City & County of Denver Colorado Airport System Revenue, ARB
Series A, AMT, 5.50%, 11/15/28	1,000	1,122,700
Series A, AMT, 5.50%, 11/15/30	330	369,993
Series A, AMT, 5.50%, 11/15/31	400	448,168
City & County of Denver Colorado, COP, Series A, 4.00%, 06/01/48	3,035	3,402,660
City & County of Denver Colorado, RB, CAB, Series A-2, 0.00%, 08/01/37(c)	1,760	1,053,078
Colorado Health Facilities Authority, RB, Series A, 4.00%, 11/15/46	2,555	2,843,409
Colorado Health Facilities Authority, Refunding RB
Series A, 4.00%, 08/01/44	1,060	1,205,570
Series A, 3.25%, 08/01/49	1,610	1,670,359
Series A, 4.00%, 08/01/49	1,705	1,922,200
Regional Transportation District, COP, Series A, 5.00%, 06/01/39	540	588,211

		14,988,125

Connecticut — 0.6%
Connecticut Housing Finance Authority, Refunding RB, M/F Housing, Series E-1, 3.25%, 11/15/54	950	995,476
Connecticut Housing Finance Authority, Refunding RB, S/F Housing, Series A-1, 3.80%, 11/15/39	865	943,568
Connecticut State Health & Educational Facilities Authority, RB, Series A-1, 5.00%, 10/01/54(a)	205	214,887
Connecticut State Health & Educational Facilities Authority, Refunding RB, Series A, 4.00%, 07/01/41	2,570	2,899,243
State of Connecticut, GO, Series C, 5.00%, 06/15/32	1,455	1,816,873

		6,870,047

Delaware — 0.2%
Delaware State Health Facilities Authority, RB, 5.00%, 06/01/48	1,605	1,907,141

District of Columbia — 0.3%
District of Columbia, RB, Series B-1, (NPFGC-IBC FGIC), 5.00%, 02/01/31	435	436,349
Metropolitan Washington Airports Authority Dulles Toll Road Revenue, Refunding RB, Series B, Subordinate, 4.00%, 10/01/49	2,875	3,258,812

		3,695,161

Florida — 9.2%
Brevard County Health Facilities Authority, Refunding RB, 5.00%, 04/01/39.	3,775	4,181,454
Capital Trust Agency, Inc., RB, Series A, 5.00%, 06/01/55(a)	1,285	1,335,038
City of Tampa Florida, RB, CAB(c)
Series A, 0.00%, 09/01/49	1,725	618,326
Series A, 0.00%, 09/01/53	1,840	548,302
County of Broward Florida Airport System Revenue, ARB
Series A, AMT, 5.00%, 10/01/45	1,005	1,153,710
Series A, AMT, 5.00%, 10/01/49	300	367,128
County of Broward Florida Port Facilities Revenue, ARB, Series B, AMT, 4.00%, 09/01/49	1,930	2,152,471
County of Lee Florida Airport Revenue, Refunding RB Series A, AMT, 5.63%, 10/01/26	2,240	2,273,533

Security	Par (000)	Value

Florida (continued)
County of Lee Florida Airport Revenue, Refunding RB (continued)
Series A, AMT, 5.38%, 10/01/32	$6,860	$6,956,932
County of Miami-Dade Florida Aviation Revenue,
Refunding ARB, Series A, AMT, 5.00%, 10/01/38	1,135	1,315,136
County of Miami-Dade Florida Aviation Revenue, Refunding RB
AMT, 5.00%, 10/01/34	450	514,012
Series A, AMT, 5.00%, 10/01/22(b)	5,990	6,383,612
County of Miami-Dade Seaport Department, ARB
Series A, 5.38%, 10/01/33	1,170	1,303,942
Series A, 6.00%, 10/01/38	4,780	5,385,961
Series B, AMT, 6.00%, 10/01/30	1,510	1,700,592
Series B, AMT, 6.25%, 10/01/38	1,500	1,690,365
Series B, AMT, 6.00%, 10/01/42	2,255	2,536,356
County of Osceola Florida Transportation Revenue, Refunding RB, CAB(c)
Series A-2, 0.00%, 10/01/38.	1,000	599,520
Series A-2, 0.00%, 10/01/41	1,900	1,013,080
Series A-2, 0.00%, 10/01/42	2,210	1,131,675
Series A-2, 0.00%, 10/01/43	2,010	989,000
Series A-2, 0.00%, 10/01/44	2,055	973,269
Series A-2, 0.00%, 10/01/45	2,725	1,242,137
Escambia County Health Facilities Authority, Refunding RB, 4.00%, 08/15/45	1,895	2,172,163
Florida Development Finance Corp., RB(a)
AMT, 5.00%, 05/01/29	1,275	1,377,178
Series A, AMT, 5.00%, 08/01/29(e)	500	516,990
Florida Development Finance Corp., Refunding RB, 5.00%, 09/15/40(a)	710	771,529
Florida Housing Finance Corp., RB, S/F Housing, 1st Series, (FHLMC, FNMA, GNMA), 3.75%, 07/01/42	875	940,266
Florida Ports Financing Commission, Refunding RB
Series B, AMT, 5.38%, 10/01/22(b)	2,950	3,010,711
Series B, AMT, 5.13%, 06/01/27	3,395	3,404,947
Greater Orlando Aviation Authority, ARB
Sub-Series A, AMT, 5.00%, 10/01/47	8,755	10,389,821
Sub-Series A, AMT, 5.00%, 10/01/52	3,540	4,157,836
Hillsborough County Aviation Authority, Refunding RB, Sub-Series A, AMT, 5.50%, 10/01/29	1,995	2,230,909
Lakewood Ranch Stewardship District, SAB
5.25%, 05/01/37	240	267,566
3.85%, 05/01/39	450	469,588
5.38%, 05/01/47	260	286,731
4.00%, 05/01/49	675	698,254
Lakewood Ranch Stewardship District, SAB, S/F Housing
4.00%, 05/01/40	365	385,728
4.00%, 05/01/50	605	627,445
Lee County Housing Finance Authority, RB, S/F Housing, Series A-2, AMT, (FHLMC, FNMA, GNMA), 6.00%, 09/01/40	70	70,936
Miami-Dade County Educational Facilities Authority, Refunding RB, Series A, 5.00%, 04/01/40	6,595	7,530,764
Orange County Health Facilities Authority, Refunding RB
5.00%, 08/01/41	1,325	1,472,419
5.00%, 08/01/47	3,845	4,234,422

26	2021 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) April 30, 2021	BlackRock MuniYield Quality Fund, Inc. (MQY) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Florida (continued)
Orange County Housing Finance Authority, RB, S/F Housing, Series A, (FHLMC, FNMA, GNMA), 3.75%, 09/01/47	$610	$654,396
Palm Beach County Health Facilities Authority, RB
Series B, 4.00%, 11/15/41	160	179,934
Series B, 5.00%, 11/15/42	300	360,309
Palm Beach County Solid Waste Authority, Refunding RB
Series B, 5.00%, 10/01/21(b)	75	76,495
Series B, 5.00%, 10/01/31	4,750	4,844,335
Putnam County Development Authority, Refunding RB, Series A, 5.00%, 03/15/42	4,140	4,991,143
Reedy Creek Improvement District, GO, Series A, 5.25%, 06/01/23(b)	2,820	3,117,482
State of Florida, GO, Series B, 4.00%, 07/01/39	4,905	5,808,158
Storey Creek Community Development District, SAB
4.00%, 12/15/39	415	433,783
4.13%, 12/15/49	350	363,079

		112,210,868

Georgia — 2.1%
Gainesville & Hall County Hospital Authority, Refunding RB, Series A, (GTD), 5.50%, 08/15/54	1,180	1,367,408
George L Smith II Congress Center Authority, RB, 4.00%, 01/01/54	430	486,192
LaGrange-Troup County Hospital Authority, Refunding RB, 4.00%, 04/01/47	2,980	3,299,456
Main Street Natural Gas, Inc., RB
Series A, 5.00%, 05/15/37	1,475	2,058,510
Series A, 5.00%, 05/15/38	910	1,284,975
Series A, 5.00%, 05/15/43	1,620	1,947,645
Series A, 5.00%, 05/15/49	1,230	1,823,438
Municipal Electric Authority of Georgia, RB
4.00%, 01/01/49	1,005	1,132,333
5.00%, 01/01/56	1,370	1,634,876
Municipal Electric Authority of Georgia, Refunding RB, Series EE, (AMBAC), 7.00%, 01/01/25	7,475	9,260,553
Private Colleges & Universities Authority, RB
5.00%, 04/01/33	330	368,333
5.00%, 04/01/44	1,235	1,357,537

		26,021,256

Hawaii — 0.1%
State of Hawaii Airports System Revenue, COP
AMT, 5.25%, 08/01/25	485	533,229
AMT, 5.25%, 08/01/26	525	577,022

		1,110,251

Illinois — 11.2%
Chicago Board of Education, GO
Series A, 5.00%, 12/01/36	2,645	3,271,362
Series A, 5.00%, 12/01/38	1,075	1,320,390
Series A, 5.00%, 12/01/39	960	1,170,230
Series A, 5.00%, 12/01/40	1,945	2,358,721
Series A, 5.00%, 12/01/41	1,265	1,527,753
Series C, 5.25%, 12/01/35	970	1,078,533
Series D, 5.00%, 12/01/46	1,230	1,340,900
Series H, 5.00%, 12/01/36	295	346,141
Chicago Board of Education, Refunding GO
Series A, 5.00%, 12/01/28	540	663,277
Series A, 5.00%, 12/01/29	665	826,529
Series A, 5.00%, 12/01/30	2,225	2,757,932

Security	Par (000)	Value

Illinois (continued)
Chicago Board of Education, Refunding GO (continued)
Series C, 5.00%, 12/01/25	$415	$484,197
Series D, 5.00%, 12/01/25	530	618,372
Series G, 5.00%, 12/01/34	290	343,157
Chicago Board of Education, Refunding GO, CAB, Series A, 0.00%, 12/01/25(c)	590	550,983
Chicago Midway International Airport, Refunding ARB
Series A, 2nd Lien, AMT, 5.00%, 01/01/34	1,475	1,635,716
Series A, 2nd Lien, AMT, 5.00%, 01/01/41	2,070	2,286,957
Chicago O’Hare International Airport, ARB, Series D, Senior Lien, 5.25%, 01/01/42	6,885	8,327,201
Chicago O’Hare International Airport, Refunding ARB, Series C, AMT, Senior Lien, 5.38%, 01/01/39	4,090	4,398,591
Chicago O’Hare International Airport, Refunding RB
Series B, AMT, 5.00%, 01/01/31	2,500	2,574,550
Series B, Senior Lien, 5.00%, 01/01/41	3,800	4,461,086
Chicago Transit Authority Sales Tax Receipts Fund, RB
5.25%, 12/01/21(b)	3,435	3,535,714
5.25%, 12/01/49	1,610	1,850,373
Cook County Community College District No.508, GO
5.50%, 12/01/38	1,000	1,093,750
5.25%, 12/01/43	1,500	1,613,565
Cook County Forest Preserve District, Refunding GO, Series B, 5.00%, 12/15/37	325	340,308
Illinois Finance Authority, RB
Series A, 5.75%, 08/15/34	1,500	1,523,475
Series A, 6.00%, 08/15/41	5,000	5,079,700
Illinois Finance Authority, Refunding RB
Series B, 4.00%, 08/15/41	1,100	1,216,127
Series C, 4.13%, 08/15/37	2,430	2,630,864
Series C, 5.00%, 08/15/44	820	918,654
Illinois Housing Development Authority, RB, S/F Housing, Series A, (FHLMC, FNMA, GNMA), 4.13%, 10/01/38	2,230	2,499,585
Illinois State Toll Highway Authority, RB, Series B, 5.00%, 01/01/37	1,785	2,123,347
Kane McHenry Cook & De Kalb Counties Unit School District No.300, Refunding GO, 5.25%, 01/01/33	9,145	9,891,415
Metropolitan Pier & Exposition Authority, RB, Series A, 5.00%, 06/15/57	3,005	3,511,132
Metropolitan Pier & Exposition Authority, RB, CAB(c)
(BAM-TCRS), 0.00%, 12/15/56	2,965	1,012,399
Series A, (NPFGC), 0.00%, 12/15/26	5,000	4,581,800
Series A, (NPFGC), 0.00%, 06/15/30	14,205	11,655,913
Series A, (NPFGC), 0.00%, 06/15/30(f)	800	692,896
Series A, (NPFGC), 0.00%, 12/15/33	9,950	7,224,098
Metropolitan Pier & Exposition Authority, Refunding RB, 4.00%, 06/15/50	1,690	1,882,947
Metropolitan Pier & Exposition Authority, Refunding RB, CAB(c)
Series B, (AGM), 0.00%, 06/15/44	8,075	4,174,048
Series B, (BAM-TCRS), 0.00%, 12/15/54	4,140	1,511,224
Railsplitter Tobacco Settlement Authority, RB (b) 5.50%, 06/01/21	1,370	1,375,494
6.00%, 06/01/21	1,065	1,069,654
Regional Transportation Authority, RB, Series B, (NPFGC), 5.75%, 06/01/33	3,200	4,369,728
State of Illinois, GO
5.25%, 02/01/30	2,010	2,216,528

SCHEDULE OF INVESTMENTS	27

Schedule of Investments (continued) April 30, 2021	BlackRock MuniYield Quality Fund, Inc. (MQY) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Illinois (continued)
State of Illinois, GO (continued)
5.25%, 02/01/32	$2,330	$2,557,501
5.50%, 07/01/33	2,920	3,152,374
5.25%, 02/01/34	1,610	1,762,644
5.50%, 07/01/38	2,700	2,902,932
5.50%, 05/01/39	2,785	3,544,943
Series D, 5.00%, 11/01/28	440	526,623

		136,384,333

Indiana — 0.7%
City of Valparaiso Indiana, RB, AMT, 6.75%, 01/01/34	1,350	1,493,127
Indiana Finance Authority, RB
Series A, 1st Lien, 5.25%, 10/01/38	2,500	2,550,775
Series A, AMT, 5.00%, 07/01/40	2,080	2,234,128
Series A, AMT, 5.00%, 07/01/44	1,205	1,289,145
Indiana Finance Authority, Refunding RB, 4.75%, 03/01/22(b)	700	726,348

		8,293,523

Iowa — 0.3%
Iowa Finance Authority, Refunding RB
5.25%, 12/01/25	865	936,458
Series B, 5.25%, 12/01/50(e)	1,255	1,369,845
Iowa Student Loan Liquidity Corp., Refunding RB, Series B, AMT, 3.00%, 12/01/39	1,885	1,910,391

		4,216,694

Kansas — 0.4%
City of Lenexa Kansas, Refunding RB, Series A, 5.00%, 05/15/43	655	702,429
Kansas City Industrial Development Authority, ARB, AMT, (AGM), 4.00%, 03/01/57	3,730	4,278,608

		4,981,037

Louisiana — 1.8%
Jefferson Sales Tax District, RB
Series B, (AGM), 5.00%, 12/01/34	330	409,266
Series B, (AGM), 5.00%, 12/01/35	440	545,116
Series B, (AGM), 5.00%, 12/01/36	395	489,010
Series B, (AGM), 5.00%, 12/01/37	495	612,508
Lake Charles Harbor & Terminal District, ARB, Series B, AMT, (AGM), 5.50%, 01/01/29	1,500	1,697,040
Louisiana Local Government Environmental Facilities & Community Development Auth, RB, Series A, Sub Lien, 5.00%, 02/01/24(b)	4,015	4,542,009
Louisiana Public Facilities Authority, Refunding RB 5.00%, 05/15/46	4,600	5,477,404

5.00%, 05/15/47	1,895	2,215,482
New Orleans Aviation Board, ARB, Series B, AMT, 5.00%, 01/01/40	5,080	5,741,670

		21,729,505

Maine — 0.1%
Maine Health & Higher Educational Facilities Authority, RB, 7.50%, 07/01/21(b)	765	773,928
Maine State Housing Authority, RB, S/F Housing, Series B, 3.35%, 11/15/44.	465	499,582

		1,273,510

Maryland — 4.1%
Anne Arundel County Consolidated Special Taxing District, ST, 5.25%, 07/01/44	250	256,628

Security	Par (000)	Value

Maryland (continued)
Anne Arundel County Consolidated, Special Taxing District, Refunding ST, 5.00%, 07/01/32	$500	$549,820
City of Baltimore Maryland, RB
Series A, 5.00%, 01/01/24(b)	1,000	1,124,680
Series A, 5.00%, 07/01/41	100	119,309
Series A, 5.00%, 07/01/46	495	587,382
Series C, 5.00%, 01/01/24(b)	1,000	1,124,680
City of Baltimore Maryland, Refunding RB
5.00%, 09/01/46	750	772,485
Series A, 4.50%, 09/01/33	185	195,963
Series A, 5.00%, 09/01/38	250	267,498
City of Baltimore Maryland, Refunding TA(a)
Series A, Senior Lien, 3.50%, 06/01/39	650	659,938
Series A, Senior Lien, 3.63%, 06/01/46	1,095	1,099,632
City of Baltimore Maryland, TA(a)
Series B, 3.70%, 06/01/39	200	201,656
Series B, 3.88%, 06/01/46	300	301,842
County of Anne Arundel Maryland, GO, 5.00%, 10/01/43	1,745	2,161,078
County of Anne Arundel Maryland, Refunding RB, 3.25%, 09/01/28	360	373,687
County of Baltimore Maryland, Refunding RB, 4.00%, 01/01/50	500	548,955
County of Frederick Maryland, Refunding TA, 4.63%, 07/01/43(a)	245	281,231
County of Howard Maryland, TA
6.10%, 02/15/44	250	250,730
Series A, 4.50%, 02/15/47(a)	500	514,755
County of Montgomery Maryland, RB
4.00%, 12/01/44	750	822,090
Series 2016, 5.00%, 12/01/45	750	885,525
County of Montgomery Maryland, Refunding RB, 5.00%, 12/01/21(b)	1,000	1,027,520
County of Prince George’s Maryland, ARB, 5.20%, 07/01/34	1,227	1,228,141
County of Prince George’s Maryland, TA, 5.25%, 07/01/48(a)	300	324,453
Howard County Housing Commission, RB, M/F Housing
5.00%, 12/01/42	500	605,200
4.00%, 06/01/46	500	549,080
Series A, 5.00%, 06/01/44	550	608,239
Maryland Community Development Administration, RB, M/F Housing
Series A, 4.05%, 07/01/42	1,220	1,236,372
Series D, 3.70%, 07/01/35	500	529,265
Maryland Community Development Administration, Refunding RB, Series D, 3.25%, 09/01/50	500	549,970
Maryland Community Development Administration,
Refunding RB, S/F Housing, Series B, 3.35%, 09/01/42	1,000	1,072,590
Maryland Economic Development Corp., RB
5.00%, 07/01/56	390	463,570
AMT, 5.00%, 06/01/49	250	281,553
Maryland Economic Development Corp., Refunding
RB 5.00%, 07/01/37	500	500,920
5.00%, 07/01/39	500	536,800
(AGM), 5.00%, 06/01/43	1,350	1,538,608

28	2021 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) April 30, 2021	BlackRock MuniYield Quality Fund, Inc. (MQY) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Maryland (continued)
Maryland Economic Development Corp., Refunding RB (continued)
Series A, 5.00%, 06/01/35	$100	$115,924
Maryland Health & Higher Educational Facilities
Authority, RB
4.00%, 07/01/48	300	334,203
Series 2017, 5.00%, 12/01/46	250	300,513
Series A, 5.00%, 05/15/42	2,330	2,800,310
Series B, 5.00%, 11/15/21(b)	1,000	1,025,410
Series B, 4.00%, 04/15/45	250	289,400
Maryland Health & Higher Educational Facilities Authority, Refunding RB
5.00%, 07/01/24(b)	700	802,585
5.00%, 06/01/29	500	522,515
5.00%, 07/01/34	510	623,434
5.00%, 07/01/35	200	234,088
4.00%, 07/01/39	100	108,211
5.00%, 07/01/40	1,000	1,159,070
4.00%, 07/01/41	500	548,300
5.00%, 08/15/42	1,000	1,151,710
4.13%, 07/01/47	500	548,440
Series A, 4.00%, 07/01/22(b)	1,260	1,314,986
Series A, 5.00%, 07/01/22(b)	1,000	1,055,190
Series A, 5.00%, 10/01/22(b)	900	960,318
Series A, 5.00%, 01/01/28	100	114,866
Series A, 5.00%, 07/01/34	1,000	1,044,450
Series A, 5.00%, 01/01/45	500	544,190
Series A, 5.00%, 10/01/49	530	649,473
Maryland State Transportation Authority, RB, AMT, 4.00%, 06/01/29	1,925	1,997,611
Maryland State Transportation Authority, Refunding RB, AMT, 5.00%, 03/01/22(b)	445	461,857
Montgomery County Housing Opportunities Commission, Refunding RB, S/F Housing, Series C, AMT, 3.30%, 07/01/39	5,115	5,376,376
Washington Suburban Sanitary Commission, RB, Second Series, (GTD), 4.00%, 06/01/41	875	1,000,335

		49,235,610

Massachusetts — 5.5%
City of Holyoke Massachusetts, Refunding GO, (SAW), 5.00%, 09/01/26	1,000	1,063,770
Commonwealth of Massachusetts Federal Highway Grant Anticipation Note Revenue, RB, Series A, 5.00%, 06/15/22(b)	1,000	1,053,970
Commonwealth of Massachusetts Transportation Fund Revenue, Refunding RB, Series A, 5.00%, 06/01/21(b)	500	501,825
Commonwealth of Massachusetts, GO
Series C, 5.00%, 07/01/45	1,000	1,173,570
Series G, 4.00%, 09/01/42	1,000	1,153,590
Massachusetts Bay Transportation Authority, Refunding RB
Series A, 5.25%, 07/01/29	730	977,178
Sub-Series A-2, 5.00%, 07/01/45	2,100	2,558,703
Massachusetts Development Finance Agency, RB
5.00%, 10/01/46	500	564,255
5.00%, 07/01/47	550	623,771
5.00%, 10/01/48	200	210,810
Series A, 5.25%, 01/01/42	500	589,790

Security	Par (000)	Value

Massachusetts (continued)
Massachusetts Development Finance Agency, RB (continued)
Series A, (AMBAC), 5.75%, 01/01/42	$650	$1,013,909
Series A, 5.00%, 01/01/47.	5,945	6,853,574
Series B, 5.00%, 07/01/21(b)	500	503,855
Series J, 5.00%, 07/01/42	1,950	2,052,375
Massachusetts Development Finance Agency, Refunding RB
5.00%, 07/01/21(b)	1,000	1,007,740
5.00%, 07/01/37	150	171,351
4.00%, 07/01/39	2,545	2,859,664
5.00%, 04/15/40	1,000	1,078,490
4.00%, 07/01/41	7,685	8,849,047
4.13%, 10/01/42(a)	550	592,619
4.00%, 12/01/42	485	523,451
5.00%, 12/01/42	525	598,258
5.00%, 09/01/43	500	593,445
4.00%, 07/01/44	250	286,585
Series A, 5.00%, 06/01/39	250	307,775
Series A, 5.00%, 07/01/44	250	301,910
Series A, 4.00%, 06/01/49	420	472,156
Series A-2, 4.00%, 07/01/41	100	117,859
Series E, 4.00%, 07/01/38	500	551,165
Series P, 5.45%, 05/15/59	1,500	1,968,930
Massachusetts Educational Financing Authority, RB
AMT, 5.00%, 01/01/27	1,000	1,151,640
Series B, AMT, 2.63%, 07/01/36	525	538,650
AMT, Subordinate, 3.75%, 07/01/47	2,135	2,205,306
Massachusetts Educational Financing Authority, Refunding RB, AMT, 3.50%, 07/01/33	145	148,148
Massachusetts Health & Educational Facilities Authority, Refunding RB
Series M, 5.50%, 02/15/27	1,000	1,276,910
Series T-2, 5.00%, 10/01/32	500	533,105
Massachusetts Housing Finance Agency, RB, M/F Housing
Series A, (FHA INS), 5.25%, 12/01/35	130	130,289
Series A, 3.80%, 12/01/43	500	540,685
Series A, 3.85%, 06/01/46	130	141,573
Series C-1, 3.15%, 12/01/49	1,000	1,046,840
Series D-1, 2.55%, 12/01/50	295	296,997
Massachusetts Housing Finance Agency, Refunding RB
Series A, AMT, 4.45%, 12/01/42	1,775	1,884,553
Series A, AMT, 4.50%, 12/01/47	475	514,449
Massachusetts Housing Finance Agency, Refunding RB, S/F Housing, Series 214, (FHLMC, FNMA, GNMA), 2.95%, 12/01/44	750	783,712
Massachusetts Port Authority, RB
Series A, AMT, 5.00%, 07/01/22(b)	1,000	1,053,930
Series B, AMT, 5.00%, 07/01/45	1,750	2,020,602
Massachusetts School Building Authority, RB
Series A, 5.00%, 05/15/23(b)	3,500	3,843,035
Series A, 5.00%, 08/15/45	750	971,895
Series B, 5.00%, 10/15/21(b)	1,000	1,021,770
Sub-Series B, 4.00%, 02/15/43	1,780	1,951,681
Massachusetts State College Building Authority, Refunding RB, Series B, (AGC SAP), 5.50%, 05/01/39	825	1,238,482

SCHEDULE OF INVESTMENTS	29

Schedule of Investments (continued) April 30, 2021	BlackRock MuniYield Quality Fund, Inc. (MQY) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Massachusetts (continued)
Metropolitan Boston Transit Parking Corp., Refunding RB, 5.25%, 07/01/36	$1,000	$1,007,940
University of Massachusetts Building Authority, RB, Series 1, 5.00%, 11/01/22(b)	500	536,090
University of Massachusetts Building Authority, Refunding RB, Series 1, Senior Lien, 5.00%, 11/01/50	1,000	1,260,250

		67,273,922

Michigan — 3.6%
Eastern Michigan University, RB
Series A, (AGM), 4.00%, 03/01/44	1,455	1,647,875
Series A, 4.00%, 03/01/47	1,455	1,623,926
Michigan Finance Authority, Refunding RB
5.00%, 12/01/21(b)	45	46,246
4.00%, 11/15/46	3,420	3,774,175
Series A, 4.00%, 12/01/40	7,000	7,975,170
Michigan State Building Authority, Refunding RB(b)
Series I-A, 5.38%, 10/15/21	3,045	3,115,766
Series II-A, (AGM), 5.25%, 10/15/21	5,170	5,287,256
Michigan State Housing Development Authority, RB, M/F Housing
Series A, 4.05%, 10/01/48	1,855	2,063,446
Series A, 4.15%, 10/01/53	1,885	2,081,869
Series A-1, 3.35%, 10/01/49	3,465	3,676,850
Michigan State Housing Development Authority, RB, S/F Housing
Series A, 4.00%, 06/01/49	265	280,675
Series B, 2.95%, 12/01/39	675	707,258
Series C, 4.13%, 12/01/38	—	—
Michigan State University, Refunding RB, Series B, 5.00%, 02/15/48	1,505	1,882,890
Michigan Strategic Fund, RB
AMT, 5.00%, 12/31/43	3,875	4,679,140
AMT, 5.00%, 06/30/48	570	684,775
Royal Oak Hospital Finance Authority, Refunding RB,
Series D, 5.00%, 09/01/39	2,535	2,835,195
Western Michigan University, Refunding RB, (AGM), 5.00%, 11/15/23(b)	900	1,007,622

		43,370,134

Missouri — 0.1%
Health & Educational Facilities Authority of the State of Missouri, RB, 4.00%, 11/15/42	1,015	1,064,400

Montana — 0.0%
City of Kalispell Montana, Refunding RB, Series A, 5.25%, 05/15/37	170	176,907

Nebraska — 0.6%
Central Plains Energy Project, RB 5.00%, 09/01/32	5,010	5,316,863
5.25%, 09/01/37	1,750	1,863,960

		7,180,823

Nevada — 0.2%
Las Vegas Convention & Visitors Authority, RB, Series B, 4.00%, 07/01/49	2,000	2,215,680

Security	Par (000)	Value

New Hampshire — 0.4%
New Hampshire Business Finance Authority,
Refunding RB(a)(e)
Series A, 3.63%, 07/01/43	$665	$687,244
Series B, AMT, 3.75%, 07/01/45	1,075	1,108,272
New Hampshire Housing Finance Authority, RB, M/F Housing, (FHA 542(C)), 4.00%, 07/01/52	3,200	3,454,336

		5,249,852

New Jersey — 8.0%
New Jersey Economic Development Authority, RB
Series WW, 5.25%, 06/15/25(b)	40	47,945
Series WW, 5.25%, 06/15/33	370	434,654
Series WW, 5.00%, 06/15/34	485	564,210
Series WW, 5.00%, 06/15/36	2,205	2,559,410
Series WW, 5.25%, 06/15/40	715	820,370
AMT, (AGM), 5.00%, 01/01/31	900	996,462
AMT, 5.13%, 01/01/34	1,620	1,817,105
AMT, 5.38%, 01/01/43	2,115	2,368,821
New Jersey Economic Development Authority, Refunding RB
Series BBB, 5.50%, 06/15/30	5,360	6,655,083
Sub-Series A, 4.00%, 07/01/32	1,510	1,677,293
New Jersey Higher Education Student Assistance Authority, RB
Series B, AMT, 3.50%, 12/01/39	755	800,783
Series C, AMT, Subordinate, 4.25%, 12/01/50	2,135	2,282,422
New Jersey Higher Education Student Assistance Authority, Refunding RB
1st Series, AMT, 5.50%, 12/01/25	280	286,420
1st Series, AMT, 5.50%, 12/01/26	220	225,036
1st Series, AMT, 5.75%, 12/01/27	1,515	1,551,784
1st Series, AMT, 5.75%, 12/01/28	150	153,636
1st Series, AMT, 5.88%, 12/01/33	1,980	2,038,271
Series B, AMT, 3.25%, 12/01/39	5,985	6,214,764
Sub-Series C, AMT, 3.63%, 12/01/49	1,725	1,764,175
New Jersey Housing & Mortgage Finance Agency, Refunding RB, 2nd Series, AMT, 4.35%, 11/01/33	2,195	2,293,446
New Jersey Transportation Trust Fund Authority, RB Series A, 5.50%, 06/15/21(b)	2,050	2,062,526
Series A, (NPFGC), 5.75%, 06/15/25	2,000	2,412,340
Series A, 0.00%, 12/15/29(c)	7,530	6,346,359
Series AA, 5.25%, 06/15/33	3,525	3,869,886
Series AA, 5.00%, 06/15/38	4,325	4,827,262
Series AA, 4.13%, 06/15/39	1,210	1,384,373
Series AA, 5.50%, 06/15/39	7,190	7,901,163
Series AA, 5.00%, 06/15/45	2,580	3,190,480
Series AA, 3.00%, 06/15/50	775	796,553
Series B, 5.50%, 06/15/31	3,750	3,772,312
Series D, 5.00%, 06/15/32	1,610	1,850,389
New Jersey Transportation Trust Fund Authority Refunding RB,
4.00%, 12/15/39	1,060	1,213,488
Series A, 5.00%, 12/15/36	180	219,746
New Jersey Turnpike Authority, RB, Series A, 4.00%, 01/01/42	355	420,860
South Jersey Transportation Authority, RB, Series A, 4.00%, 11/01/50	1,675	1,919,533
Tobacco Settlement Financing Corp., Refunding RB Series A, 5.00%, 06/01/34	2,180	2,694,981

30	2021 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) April 30, 2021	BlackRock MuniYield Quality Fund, Inc. (MQY) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

New Jersey (continued)
Tobacco Settlement Financing Corp., Refunding RB (continued)
Series A, 5.00%, 06/01/36	$3,220	$3,963,015
Series A, 4.00%, 06/01/37	2,020	2,323,828
Sub-Series B, 5.00%, 06/01/46	8,970	10,513,199

		97,234,383

New Mexico — 0.1%
City of Santa Fe New Mexico, RB
Series A, 5.00%, 05/15/44	200	216,042
Series A, 5.00%, 05/15/49	270	288,749
New Mexico Hospital Equipment Loan Council, Refunding RB, Series VIC, 5.00%, 08/01/44	500	577,130

		1,081,921

New York — 5.3%
Hudson Yards Infrastructure Corp., RB, 5.75%, 02/15/47	645	648,006
Metropolitan Transportation Authority, Refunding RB
Series C-1, 5.00%, 11/15/56	6,550	7,556,538
Series D, 5.00%, 11/15/31	460	555,238
New York City Housing Development Corp., RB, M/F Housing
Series A, 3.00%, 11/01/55	1,935	1,983,046
Series I-1, 2.55%, 11/01/45	6,665	6,680,130
Series I-1, (FHA 542 (C)), 2.70%, 11/01/55	1,050	1,053,602
New York City Transitional Finance Authority Building Aid Revenue, RB, Series S-3, Subordinate, (SAW), 4.00%, 07/15/46	2,680	3,053,190
New York City Transitional Finance Authority Future Tax Secured Revenue, RB, Series C, Subordinate, 4.00%, 05/01/45	935	1,091,267
New York City Transitional Finance Authority Future Tax Secured Revenue, Refunding RB, Series B, 5.00%, 11/01/32	7,000	7,499,310
New York City Water & Sewer System, RB, Series DD-1, 3.00%, 06/15/50	3,000	3,185,040
New York City Water & Sewer System, Refunding RB, Series BB, 5.25%, 12/15/21(b)	1,425	1,469,716
New York Counties Tobacco Trust IV, Refunding RB, Series A, 6.25%, 06/01/41(a)	1,100	1,116,533
New York Liberty Development Corp., Refunding RB, Series 1, Class 1, 5.00%, 11/15/44(a)	2,630	2,863,491
New York Power Authority, Refunding RB, Series A, 4.00%, 11/15/60	1,060	1,225,455
New York State Housing Finance Agency, RB, M/F Housing
Series B, (SONYMA), 3.88%, 11/01/48	400	431,656
Series L-1, (SONYMA), 2.50%, 11/01/45	1,760	1,778,850
New York State Thruway Authority, Refunding RB
Series B, Subordinate, 3.00%, 01/01/46	1,575	1,661,215
Series B, Subordinate, 4.00%, 01/01/50	510	582,293
New York Transportation Development Corp., ARB, Series A, AMT, 5.25%, 01/01/50	6,045	6,807,879
New York Transportation Development Corp., RB
AMT, 5.00%, 10/01/35	1,160	1,467,017
AMT, 5.00%, 10/01/40	3,290	4,092,365
Port Authority of New York & New Jersey, Refunding ARB
Consolidated, 186th Series, AMT, 5.00%, 10/15/36	1,475	1,688,359

Security	Par (000)	Value

New York (continued)
Port Authority of New York & New Jersey, Refunding ARB (continued)
Consolidated, 186th Series, AMT, 5.00%, 10/15/44 .	$2,940	$3,347,749
Series 207, AMT, 4.00%, 09/15/43	1,090	1,220,822
Series 223, AMT, 4.00%, 07/15/41	1,175	1,382,881

		64,441,648

North Carolina — 0.0%
North Carolina Medical Care Commission, RB, 4.00%, 11/01/52	445	511,091

Ohio — 2.7%
Buckeye Tobacco Settlement Financing Authority, Refunding RB, Series B-2, Class 2, 5.00%, 06/01/55	13,295	14,933,343
County of Butler Ohio, Refunding RB, 4.00%, 11/15/37	1,095	1,243,745
County of Lucas Ohio, Refunding RB, Series A, 6.50%, 11/15/21(b)	1,255	1,297,406
County of Montgomery Ohio, Refunding RB
4.00%, 11/15/42	715	806,327
4.00%, 08/01/51	890	1,026,125
Ohio Air Quality Development Authority, RB, AMT, 5.00%, 07/01/49(a)	460	509,386
Ohio Housing Finance Agency, RB, S/F Housing, Series A, (FHLMC, FNMA, GNMA), 4.00%, 09/01/48	710	773,581
Ohio Turnpike & Infrastructure Commission, RB
Series A-1, Junior Lien, 5.25%, 02/15/31	1,000	1,092,010
Series A-1, Junior Lien, 5.25%, 02/15/32	950	1,036,906
Series A-1, Junior Lien, 5.25%, 02/15/33	1,325	1,445,548
Ohio Turnpike & Infrastructure Commission, RB, CAB, Series A-2, Junior Lien, 0.00%, 02/15/37(c)	10,040	7,354,501
State of Ohio, Refunding RB, Series A, 4.00%, 01/15/50	1,055	1,209,779

		32,728,657

Oklahoma — 0.3%
Oklahoma Development Finance Authority, RB, Series B, 5.25%, 08/15/48	760	920,299
Oklahoma Turnpike Authority, RB, Series A, 4.00%, 01/01/48	1,640	1,840,375
Tulsa County Industrial Authority, Refunding RB, 5.25%, 11/15/37	450	480,906

		3,241,580

Oregon — 0.4%
Clackamas Community College District, GO
Series A, 5.00%, 06/15/39	605	743,364
Series A, 5.00%, 06/15/40	440	539,889
Clackamas County School District No.12 North Clackamas, GO, CAB, Series A, (GTD), 0.00%, 06/15/38(c)	2,355	1,329,162
Port of Portland Oregon Airport Revenue, ARB, Series 24B, AMT, 5.00%, 07/01/42	1,150	1,356,839
State of Oregon Housing & Community Services Department, RB, S/F Housing, Series C, 3.95%, 07/01/43	1,010	1,062,974

		5,032,228

SCHEDULE OF INVESTMENTS	31

Schedule of Investments (continued) April 30, 2021	BlackRock MuniYield Quality Fund, Inc. (MQY) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Pennsylvania — 8.6%
Allentown Neighborhood Improvement Zone Development Authority, RB, 5.00%, 05/01/42(a)	$585	$661,723
Bristol Township School District, GO, (SAW), 5.25%, 06/01/37	1,500	1,643,430
Bucks County Industrial Development Authority, RB
4.00%, 07/01/46	225	246,434
4.00%, 08/15/50	1,430	1,584,154
4.00%, 07/01/51	200	218,144
City of Philadelphia Pennsylvania Airport Revenue, Refunding ARB
Series B, AMT, 5.00%, 07/01/35	755	898,699
Series B, AMT, 5.00%, 07/01/47	3,820	4,438,382
Commonwealth Financing Authority, RB
(AGM), 4.00%, 06/01/39	2,495	2,847,144
Series B, 5.00%, 06/01/22(b)	1,600	1,682,448
Montgomery County Higher Education and Health Authority, Refunding RB, Series A, 4.00%, 09/01/49	2,820	3,139,562
Pennsylvania Economic Development Financing Authority, RB
Series A-1, 4.00%, 04/15/50	2,875	3,312,690
AMT, 5.00%, 12/31/34	10,710	12,515,492
AMT, 5.00%, 12/31/38	13,195	15,342,486
AMT, 5.00%, 06/30/42	2,455	2,818,978
Pennsylvania Economic Development Financing Authority, Refunding RB
Series A, 4.00%, 11/15/42	2,245	2,532,225
AMT, 5.50%, 11/01/44	1,000	1,057,580
Pennsylvania Higher Education Assistance Agency, RB, Series B, AMT, Subordinate, 3.00%, 06/01/47	575	548,458
Pennsylvania Higher Educational Facilities Authority, RB, 4.00%, 08/15/44	1,000	1,162,000
Pennsylvania Higher Educational Facilities Authority, Refunding RB, Series A, 5.25%, 09/01/50	6,905	7,753,279
Pennsylvania Housing Finance Agency, RB, S/F Housing
Series 127B, 3.88%, 10/01/38	2,065	2,215,373
Series 128B, 3.85%, 04/01/38	4,650	5,158,850
Pennsylvania Housing Finance Agency, Refunding RB, S/F Housing, Series 119, 3.50%, 10/01/36	1,335	1,409,360
Pennsylvania Turnpike Commission, RB
Series A, 5.00%, 12/01/38	1,480	1,706,558
Series A-1, 5.00%, 12/01/41	3,510	4,154,541
Series B, 5.00%, 12/01/40	1,375	1,614,168
Series C, 5.50%, 12/01/23(b)	1,315	1,491,933
Series C, 5.00%, 12/01/39	4,775	5,501,851
Series A, Subordinate, 4.00%, 12/01/49	1,215	1,388,247
Series A, Subordinate, 4.00%, 12/01/50	665	768,348
Sub-Series A-1, Subordinate, 5.00%, 12/01/41	5,155	6,018,050
Pennsylvania Turnpike Commission, Refunding RB
3rd Series, 4.00%, 12/01/38	4,915	5,636,571
Series A-1, 5.00%, 12/01/40	1,805	2,109,485
School District of Philadelphia, Refunding GO, Series F, (SAW), 5.00%, 09/01/38	730	871,730

		104,448,373

Security	Par (000)	Value

Puerto Rico — 4.9%
Children’s Trust Fund, Refunding RB 5.50%, 05/15/39	$430	$440,505
5.63%, 05/15/43	1,320	1,334,995
Puerto Rico Commonwealth Aqueduct & Sewer Authority, RB
Series A, Senior Lien, 5.00%, 07/01/33	2,120	2,209,952
Series A, Senior Lien, 5.13%, 07/01/37	225	234,760
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, RB
Series A-1, Restructured, 4.75%, 07/01/53	2,864	3,179,527
Series A-1, Restructured, 5.00%, 07/01/58	17,311	19,447,351
Series A-2, Restructured, 4.33%, 07/01/40	19,762	21,600,261
Series A-2, Restructured, 4.54%, 07/01/53	500	546,730
Series A-2, Restructured, 4.78%, 07/01/58	1,528	1,701,046
Series B-1, Restructured, 4.75%, 07/01/53	1,377	1,524,821
Series B-2, Restructured, 4.78%, 07/01/58	1,335	1,481,476
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, RB, CAB, Series A-1, Restructured, 0.00%, 07/01/46(c)	16,440	5,183,696

		58,885,120

Rhode Island — 1.7%
Rhode Island Student Loan Authority, RB, Series A, AMT, 3.63%, 12/01/37	1,060	1,128,137
Rhode Island Turnpike & Bridge Authority, RB
Series A, 3.00%, 10/01/38.	375	406,710
Series A, 3.00%, 10/01/39	535	578,512
Rhode Island Turnpike & Bridge Authority, Refunding RB, Series A, 5.00%, 10/01/40	1,105	1,313,955
Tobacco Settlement Financing Corp., Refunding RB
Series A, 5.00%, 06/01/35	525	603,650
Series B, 4.50%, 06/01/45	12,185	13,196,233
Series B, 5.00%, 06/01/50	2,630	2,939,630

		20,166,827

South Carolina — 5.4%
Charleston County Airport District, ARB
Series A, AMT, 5.50%, 07/01/38	1,500	1,654,275
Series A, AMT, 6.00%, 07/01/38	1,955	2,176,971
Series A, AMT, 5.50%, 07/01/41	3,725	4,101,933
County of Berkeley South Carolina, SAB 4.25%, 11/01/40	485	534,460
4.38%, 11/01/49	715	786,085
County of Charleston South Carolina, ARB, 5.25%, 12/01/38	2,505	2,807,379
South Carolina Jobs-Economic Development Authority, RB
5.00%, 11/01/48	3,090	3,753,917
5.00%, 01/01/55(a)	2,290	2,330,350
South Carolina Jobs-Economic Development Authority, Refunding RB
Series A, (AGM), 6.50%, 08/01/21(b)	435	441,690
Series A, 5.00%, 05/01/38	5,885	7,119,791
Series A, 4.25%, 05/01/48	1,685	1,891,126
South Carolina Ports Authority, ARB
AMT, 5.25%, 07/01/25(b)	6,770	8,057,857
AMT, 5.00%, 07/01/48	530	635,136
AMT, 5.00%, 07/01/55	2,790	3,317,980

32	2021 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) April 30, 2021	BlackRock MuniYield Quality Fund, Inc. (MQY) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

South Carolina (continued)
South Carolina Public Service Authority, RB
Series A, 5.50%, 12/01/54.	$16,210	$18,451,843
Series E, 5.50%, 12/01/53	1,730	1,933,050
South Carolina Public Service Authority, Refunding RB, Series B, 5.00%, 12/01/38	4,930	5,474,124

		65,467,967

South Dakota — 0.6%
South Dakota Health & Educational Facilities Authority, Refunding RB
4.00%, 07/01/37	2,915	3,335,372
4.00%, 07/01/42	3,000	3,389,880

		6,725,252

Tennessee — 0.6%
Greeneville Health & Educational Facilities Board, Refunding RB, Series A, 4.00%, 07/01/40	3,550	3,961,551
Metropolitan Government Nashville & Davidson County Health & Educational Facilities Board, RB, Series A, 5.00%, 07/01/46.	2,945	3,499,838

		7,461,389

Texas — 7.7%
Brazos Higher Education Authority, Inc., RB, Series 1B, AMT, Subordinate, 3.00%, 04/01/40	385	366,547
Central Texas Turnpike System, RB, Series C, 5.00%, 08/15/37	3,290	3,713,620
Central Texas Turnpike System, Refunding RB, Series A, 5.00%, 08/15/22(b)	5,410	5,743,905
City of Houston Texas Airport System Revenue, Refunding ARB, AMT, 5.00%, 07/15/27	765	892,870
City of Houston Texas Airport System Revenue, Refunding RB
Series A, AMT, 5.00%, 07/01/27	740	863,025
Series A, AMT, 6.63%, 07/15/38	1,330	1,345,295
Sub-Series A, AMT, 4.00%, 07/01/47	1,150	1,304,548
City of San Antonio Texas Electric & Gas Systems Revenue, RB, Junior Lien, 5.00%, 02/01/23(b)	1,335	1,446,833
Dallas Area Rapid Transit, Refunding RB, Series A, 5.00%, 12/01/48	7,500	8,741,625
Dallas Fort Worth International Airport, ARB(b)
Series D, AMT, 5.00%, 11/01/21	10,025	10,258,190
Series H, AMT, 5.00%, 11/01/21	4,535	4,639,740
Dallas Fort Worth International Airport, Refunding RB, Series F, 5.25%, 11/01/33	2,300	2,568,111
Leander Independent School District, Refunding GO, CAB, Series D, (PSF), 0.00%, 08/15/38(c)	8,085	4,039,023
Midland County Fresh Water Supply District No.1, RB, CAB, Series A, 0.00%, 09/15/36(c)	5,000	2,876,150
New Hope Cultural Education Facilities Finance Corp., RB, Series A, 5.00%, 08/15/50(a)	1,210	1,264,208
North Texas Tollway Authority, Refunding RB 4.25%, 01/01/49	3,620	4,166,186
Series A, 5.00%, 01/01/43	570	693,200
Series B, 5.00%, 01/01/40	1,375	1,475,072
Red River Education Finance Corp., RB, 5.25%, 03/15/23(b)	710	776,925
San Antonio Public Facilities Corp., Refunding RB, CAB(c) 0.00%, 09/15/35	8,170	4,297,175
0.00%, 09/15/36	17,540	8,697,384
0.00%, 09/15/37	12,550	5,858,842

Security	Par (000)	Value

Texas (continued)
San Antonio Water System, Refunding RB, Series A,
Junior Lien, 5.00%, 05/15/48	$1,355	$1,682,571
Tarrant County Cultural Education Facilities Finance
Corp., RB, Series B, 5.00%, 07/01/35	1,880	2,352,839
Tarrant County Cultural Education Facilities Finance
Corp., Refunding RB, 5.25%, 12/01/39	1,850	2,068,226
Texas City Industrial Development Corp., RB,
Series 2012, 4.13%, 12/01/45	690	748,305
Texas Department of Housing & Community Affairs,
RB, S/F Housing, Series A, (GNMA), 4.25%, 09/01/43	1,155	1,283,344
Texas Municipal Gas Acquisition & Supply Corp. III,
Refunding RB, 5.00%, 12/15/32	415	558,229
Texas Private Activity Bond Surface Transportation
Corp., RB
AMT, 5.00%, 06/30/58	1,795	2,152,277
AMT, Senior Lien, 5.00%, 12/31/45	3,020	3,425,526
Texas Transportation Commission, RB, CAB(c) 0.00%, 08/01/35	310	187,631
0.00%, 08/01/36	170	97,798
0.00%, 08/01/37	225	122,708
0.00%, 08/01/38	810	419,523
0.00%, 08/01/41	1,950	860,379
0.00%, 08/01/44	1,010	381,184
0.00%, 08/01/45	1,775	631,208

		93,000,222

Utah — 0.6%
Salt Lake City Corp. Airport Revenue, ARB
Series A, AMT, 5.00%, 07/01/42	2,940	3,486,105
Series A, AMT, 5.00%, 07/01/48	1,055	1,249,331
Utah Charter School Finance Authority, RB, Series A, 5.00%, 06/15/49(a)	485	511,879
Utah Charter School Finance Authority, Refunding RB, 5.00%, 06/15/55(a)	935	1,050,931
Utah Housing Corp., RB, S/F Housing, Series D-2, Class III, 4.00%, 01/01/36	685	738,724

		7,036,970

Virginia — 0.7%
Lexington Industrial Development Authority, RB, 5.00%, 01/01/22(b)	560	577,976
Tobacco Settlement Financing Corp., Refunding RB, Series B-1, 5.00%, 06/01/47	1,395	1,409,340
Virginia Housing Development Authority, RB, M/F Housing
Series D, 3.90%, 10/01/48	1,570	1,710,515
Series I, (FHLMC, FNMA, GNMA), 2.63%, 11/01/53	1,190	1,200,401
Virginia Housing Development Authority, RB, S/F
Housing, Series E, 3.15%, 12/01/49	1,070	1,119,220
Virginia Small Business Financing Authority, RB
AMT, 5.00%, 01/01/48(a)(e)	585	590,318
AMT, Senior Lien, 6.00%, 01/01/37	1,715	1,819,392

		8,427,162

Washington — 1.5%
King County Housing Authority, Refunding RB, 3.00%, 06/01/40	490	521,899
Port of Seattle Washington, ARB
Series A, AMT, 5.00%, 05/01/43	4,645	5,463,031
Series C, AMT, 5.00%, 04/01/40	2,395	2,716,600

SCHEDULE OF INVESTMENTS	33

Schedule of Investments (continued) April 30, 2021	BlackRock MuniYield Quality Fund, Inc. (MQY) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Washington (continued)
Snohomish County Housing Authority, Refunding RB, 4.00%, 04/01/44	$1,140	$1,283,822
Washington Health Care Facilities Authority, RB 4.00%, 10/01/45	1,670	1,835,514
Series A, 5.00%, 10/01/45	1,785	2,066,477
Series B, 5.00%, 08/15/44	4,000	4,225,360
Washington Health Care Facilities Authority, Refunding RB, 5.00%, 09/01/55	315	392,758

		18,505,461

West Virginia — 0.4%
West Virginia Hospital Finance Authority, RB, Series A, 4.00%, 06/01/51	3,865	4,293,010

Wisconsin — 1.5%
Public Finance Authority, RB(a)
Series A, 5.00%, 07/15/39	250	281,028
Series A, 5.00%, 07/01/40	450	477,774
Series A, 5.00%, 10/15/40	1,130	1,235,666
Series A, 5.00%, 07/15/49	955	1,055,466
Series A, 5.00%, 07/15/54	455	498,994
Series A, 5.00%, 10/15/55	1,545	1,655,947
Series A-1, 4.50%, 01/01/35	605	670,261
Series A-1, 5.00%, 01/01/55	825	920,370
Public Finance Authority, Refunding RB(a) 5.00%, 09/01/49	335	341,724
5.25%, 05/15/52	1,015	1,074,581
5.00%, 09/01/54	455	463,358
Wisconsin Housing & Economic Development Authority, RB, M/F Housing
Series A, 3.15%, 11/01/44	520	547,908
Series A, 4.15%, 11/01/48	5,080	5,615,584
Series A, 4.45%, 05/01/57	3,395	3,722,142

		18,560,803

Total Municipal Bonds — 116.8% (Cost: $1,257,647,780)		1,416,583,172

Municipal Bonds Transferred to Tender Option Bond Trusts(g)

Arizona — 0.9%
City of Phoenix Civic Improvement Corp., ARB, AMT, Senior Lien, 5.00%, 07/01/43	4,000	4,852,080
Maricopa County Industrial Development Authority, RB, Series A, 4.00%, 01/01/41	5,085	5,789,679

		10,641,759

California — 1.6%
Bay Area Toll Authority, Refunding RB(h) 4.00%, 04/01/42	1,998	2,295,215
4.00%, 04/01/47	9,108	10,318,269
Los Angeles Unified School District, GO, Series B-1, 5.25%, 07/01/42(h)	3,729	4,642,635
Sacramento Area Flood Control Agency, Refunding SAB, 5.00%, 10/01/47	1,980	2,351,371

		19,607,490

Colorado — 0.6%
City & County of Denver Colorado Airport System Revenue, Refunding ARB, Series A, AMT, 5.25%, 12/01/48(h)	5,518	6,741,116

Security	Par (000)	Value

Connecticut — 0.3%
Connecticut State Health & Educational Facilities Authority, Refunding RB, 5.00%, 12/01/45	$3,271	$3,905,264

District of Columbia — 1.0%
District of Columbia Housing Finance Agency, RB, M/F Housing, Series B-2, (FHA), 4.10%, 09/01/39	3,052	3,464,501
Metropolitan Washington Airports Authority, Refunding RB, Series A, AMT, 5.00%, 10/01/30	5,930	6,312,959
Washington Metropolitan Area Transit Authority, RB, Series B, 5.00%, 07/01/42	2,045	2,468,574

		12,246,034

Florida — 3.5%
City Of South Miami Health Facilities Authority, Inc.,
Refunding RB, 5.00%, 08/15/47	4,215	5,073,680
City of Tampa Florida, RB, Series A, 4.00%, 11/15/46	1,917	2,135,261
County of Broward Florida Port Facilities Revenue, ARB, Series B, AMT, 4.00%, 09/01/49	8,100	9,033,687
County of Miami-Dade Florida Transit System, Refunding RB, 5.00%, 07/01/22(b)	6,870	7,254,651
County of Seminole Florida Sales Tax Revenue, Refunding RB, Series B, (NPFGC), 5.25%, 10/01/31	6,300	8,473,626
Greater Orlando Aviation Authority, ARB, Series A, AMT, 4.00%, 10/01/49(h)	9,456	10,775,365

		42,746,270

Georgia — 0.8%
Georgia Housing & Finance Authority, Refunding RB
Series A, 3.60%, 12/01/44	1,595	1,751,940
Series A, 3.70%, 06/01/49	7,414	8,210,672

		9,962,612

Illinois — 1.9%
City of Chicago IIllinois Waterworks Revenue, Refunding RB, 2nd Lien, (AGM), 5.25%, 11/01/33	2,850	2,860,716
Illinois Finance Authority, Refunding RB Series C, 4.00%, 02/15/27(b)	457	512,094
Series C, 4.00%, 02/15/41	457	512,094
Illinois State Toll Highway Authority, RB
Series A, 5.00%, 01/01/38	5,017	5,386,119
Series A, 5.00%, 01/01/40	6,451	7,470,768
Series B, 5.00%, 01/01/40	2,459	2,910,295
Series C, 5.00%, 01/01/38	3,243	3,739,273

		23,391,359

Kansas — 1.2%
Wyandotte County Unified School District No. 500 Kansas City, GO, Series A, 5.50%, 09/01/26(b)	11,167	14,108,302

Louisiana — 0.3%
State of Louisiana Gasoline & Fuels Tax Revenue, Refunding RB, Series A, 1st Lien, 4.00%, 05/01/41	3,600	4,000,824

Maryland — 1.5%
City of Baltimore Maryland, RB
Series A, 5.00%, 07/01/41	6,653	7,937,785
Series A, 5.00%, 07/01/46	3,815	4,518,858
Series A, 4.00%, 07/01/49	3,378	3,958,814
Maryland Stadium Authority, RB, 5.00%, 05/01/42	1,500	1,864,635

		18,280,092

Massachusetts — 0.9%
Commonwealth of Massachusetts, GO, Series A, 5.00%, 03/01/46	4,484	5,032,170

34	2021 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) April 30, 2021	BlackRock MuniYield Quality Fund, Inc. (MQY) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Massachusetts (continued)
Massachusetts Development Finance Agency, RB, 4.00%, 09/01/49	$1,000	$1,038,220
Massachusetts Development Finance Agency, Refunding RB, 4.00%, 07/01/35	430	501,715
Massachusetts Housing Finance Agency, RB, Series A-1, (FHA), 3.10%, 06/01/60	1,246	1,295,523
Massachusetts School Building Authority, RB, Series B, 5.00%, 11/15/46(h)	2,000	2,434,260

		10,301,888

Michigan — 3.6%
Michigan Finance Authority, RB
4.00%, 02/15/47	5,517	6,319,502
Series A, 5.00%, 11/01/44	4,671	5,428,546
Series A, 4.00%, 02/15/50	3,975	4,544,816
Michigan Finance Authority, Refunding RB, 5.00%, 12/01/21(b)	16,605	17,064,788
Michigan State Building Authority, Refunding RB
Series I, 5.00%, 10/15/45	2,050	2,401,268
Series I, 4.00%, 04/15/54	3,765	4,314,878
Michigan State Housing Development Authority, RB, M/F Housing, Series A, 4.05%, 10/01/48	2,756	3,065,904

		43,139,702

Nebraska — 0.0%
Nebraska Investment Finance Authority, RB, S/F Housing, Series A, (FHLMC, FNMA, GNMA), 3.70%, 03/01/47	565	565,459

Nevada — 2.3%
County of Clark Nevada, GO
Series A, 5.00%, 06/01/38.	7,263	9,033,301
Series A, 5.00%, 05/01/48	2,739	3,359,857
Las Vegas Valley Water District, Refunding GO
Series A, 5.00%, 06/01/46.	8,180	9,701,398
Series C, 5.00%, 06/01/28	6,070	6,092,338

		28,186,894

New Jersey — 1.6%
Hudson County Improvement Authority, RB, 5.25%, 05/01/51	1,920	2,288,506
New Jersey Transportation Trust Fund Authority, RB, Series B, 5.25%, 06/15/36(h)	5,422	5,472,724
New Jersey Turnpike Authority, Refunding RB
Series B, 4.00%, 01/01/37	5,501	6,361,716
Series G, 4.00%, 01/01/43	5,103	5,791,351

		19,914,297

New York — 8.0%
City of New York Water & Sewer System, RB, Series CC, 5.00%, 06/15/47	13,321	14,601,524
Hudson Yards Infrastructure Corp., RB (h) 5.75%, 02/15/47(b)	241	242,519
5.75%, 02/15/47	241	242,519
Metropolitan Transportation Authority, RB, Sub- Series D-1, 5.25%, 11/15/44	8,220	9,386,500
New York City Housing Development Corp., Refunding RB, Series A, 4.15%, 11/01/38	6,450	7,213,680
New York City Transitional Finance Authority Building Aid Revenue, RB, Series S-1, (SAW), 4.00%, 07/15/42(h)	3,960	4,127,191

Security	Par (000)	Value

New York (continued)
New York City Transitional Finance Authority Future
Tax Secured Revenue, RB
Series C, 3.00%, 05/01/46	$1,488	$1,579,428
Sub-Series A-3, 5.00%, 08/01/40(h)	7,286	8,982,473
New York City Water & Sewer System, Refunding RB
Series BB, 5.25%, 06/15/44(b)	4,408	4,546,551
Series DD, 5.00%, 06/15/35	3,945	4,500,022
Series FF, 5.00%, 06/15/39	4,050	4,744,899
Series FF, 5.00%, 06/15/45	3,859	4,053,840
New York Liberty Development Corp., ARB, 5.25%, 12/15/43	4,365	4,495,474
New York Liberty Development Corp., Refunding RB, 5.75%, 11/15/51(h)	2,560	2,632,643
New York Power Authority, Refunding RB, Series A, 4.00%, 11/15/60	1,740	2,011,597
Port Authority of New York & New Jersey, ARB,
Series 221, AMT, 4.00%, 07/15/60	5,144	5,836,033
Port Authority of New York & New Jersey, Refunding
ARB
Consolidated, 169th Series, AMT, 5.00%, 10/15/34	10,830	11,054,614
Consolidated, 198th Series, 5.25%, 11/15/56	5,322	6,453,268

		96,704,775

Ohio — 1.1%
Northeast Ohio Regional Sewer District, Refunding RB
4.00%, 11/15/43	6,919	8,015,799
4.00%, 11/15/49(h)	5,325	5,803,931

		13,819,730

Pennsylvania — 1.5%
Commonwealth of Pennsylvania, GO, 1st Series, 4.00%, 03/01/36(h)	6,042	7,070,867
Pennsylvania Housing Finance Agency, RB, S/F Housing, Series 129, 3.40%, 10/01/49	3,638	3,877,996
Pennsylvania Turnpike Commission, RB, Sub- Series A, 5.50%, 12/01/42	1,514	1,844,580
Philadelphia Authority for Industrial Development, RB, Series A, 4.00%, 07/01/44	2,907	3,105,332
Westmoreland County Municipal Authority, Refunding RB, (BAM), 5.00%, 08/15/42	2,120	2,445,441

		18,344,216

South Carolina — 0.7%
South Carolina Ports Authority, ARB, Series B, AMT, 4.00%, 07/01/49(h)	7,065	7,979,070

Texas — 3.9%
County of Hidalgo Texas, GO, Series A, 4.00%, 08/15/43	2,703	3,099,811
Dallas Fort Worth International Airport, ARB, Series H, AMT, 5.00%, 11/01/21(b)(h)	4,501	4,606,979
Harris County Toll Road Authority, Refunding RB, Series A, Senior Lien, 5.00%, 08/15/43	2,908	3,597,067
Houston Community College System, GO, 4.00%, 02/15/23(b)	3,480	3,716,153
Howe Independent School District, GO, (PSF-GTD), 4.00%, 08/15/43	2,985	3,392,035
North Texas Tollway Authority, RB, Series A, 5.50%, 09/01/41(b)	3,480	3,540,656
San Antonio Public Facilities Corp., Refunding RB, 4.00%, 09/15/42	4,438	4,605,449

SCHEDULE OF INVESTMENTS	35

Schedule of Investments (continued) April 30, 2021	BlackRock MuniYield Quality Fund, Inc. (MQY) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Texas (continued)
Tarrant County Cultural Education Facilities Finance Corp., RB, Series A, 5.00%, 05/15/23(b)	$879	$965,014
Tarrant County Cultural Education Facilities Finance Corp., Refunding RB, Series A, 5.00%, 02/15/41	8,160	9,737,165
Texas Department of Housing & Community Affairs, RB, S/F Housing
Series A, (GNMA), 3.63%, 09/01/44	2,424	2,647,784
Series A, (GNMA), 3.00%, 09/01/45	1,703	1,776,057
Series A, (GNMA), 3.75%, 09/01/49	1,640	1,791,621
Series A, (GNMA), 3.00%, 03/01/50	3,227	3,365,226

		46,841,017

Virginia — 0.8%
Hampton Roads Transportation Accountability Commission, RB, Series A, Senior Lien, 5.50%, 07/01/57	5,313	6,641,663
Virginia Housing Development Authority, RB, M/F Housing, Series C, 3.70%, 08/01/48	3,045	3,269,355

		9,911,018

Washington — 0.9%
Washington Health Care Facilities Authority,
Refunding RB
Series A, 5.00%, 10/01/38.	6,810	8,750,714
Series B, 4.13%, 08/15/43	1,641	1,818,721

		10,569,435

Wisconsin — 0.4%
Wisconsin Health & Educational Facilities Authority, Refunding RB, Series A, 5.00%, 04/01/42	2,620	2,775,418
Wisconsin Housing & Economic Development Authority, RB, M/F Housing, Series A, 4.30%, 11/01/53	1,605	1,755,870

		4,531,288

Total Municipal Bonds Transferred to Tender Option Bond Trusts — 39.3% (Cost: $441,036,189)		476,439,911

Total Long-Term Investments — 156.1% (Cost: $1,698,683,969)		1,893,023,083

Security	Shares	Value

Short-Term Securities

Money Market Funds — 1.9%
BlackRock Liquidity Funds, MuniCash, Institutional Class, 0.01%(i)(j)	22,729,020	$22,733,566

Total Short-Term Securities — 1.9% (Cost: $ 22,733,566)		22,733,566

Total Investments — 158.0% (Cost: $ 1,721,417,535)		1,915,756,649

Other Assets Less Liabilities — 1.2%		15,113,145

Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (22.1)%		(268,140,466)

VRDP Shares at Liquidation Value, Net of Deferred Offering Costs — (37.1)%		(450,097,646)

Net Assets Applicable to Common Shares — 100.0%		$1,212,631,682

(a) Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b) U.S. Government securities held in escrow, are used to pay interest on this security as well as to retire the bond in full at the date indicated, typically at a premium to par.
(c) Zero-coupon bond.
(d) Step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate as of period end.

(e) Variable rate security. Interest rate resets periodically. The rate shown is the effective interest rate as of period end. Security description also includes the reference rate and spread if published and available.

(f) Security is collateralized by municipal bonds or U.S. Treasury obligations.

(g) Represent bonds transferred to a TOB Trust in exchange of cash and residual certificates received by the Fund. These bonds serve as collateral in a secured borrowing. See Note 4 of the Notes to Financial Statements for details.

(h) All or a portion of the security is subject to a recourse agreement. The aggregate maximum potential amount the Fund could ultimately be required to pay under the agreements, which expire between May 15, 2021 to February 15, 2047, is $49,990,697. See Note 4 of the Notes to Financial Statements for details.

(i) Affiliate of the Fund.
(j) Annualized 7-day yield as of period end.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended April 30, 2021 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 04/30/20	Purchases at Cost		Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 04/30/21	Shares Held at 04/30/21	Income	Capital Gain Distributions from Underlying Funds
BlackRock Liquidity Funds, MuniCash, Institutional Class	$649,910	$22,083,592	(a)	$—	$64	$—	$22,733,566	22,729,020	$305	$—

(a)	Represents net amount purchased (sold).

36	2021 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) April 30, 2021	BlackRock MuniYield Quality Fund, Inc. (MQY)

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Short Contracts
10-Year U.S. Treasury Note	434	06/21/21	$57,342	$(9,290)
U.S. Long Treasury Bond	196	06/21/21	30,833	(53,488)

				$(62,778)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$—	$—	$—	$—	$62,778	$—	$62,778

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the year ended April 30, 2021, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from
Futures contracts	$—	$—	$—	$—	$940,495	$—	$940,495

Net Change in Unrealized Appreciation (Depreciation) on
Futures contracts	$—	$—	$—	$—	$(62,778)	$—	$(62,778)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts
Average notional value of contracts — short.	$25,725,727

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments
Municipal Bonds	$—	$1,416,583,172	$—	$1,416,583,172
Municipal Bonds Transferred to Tender Option Bond Trusts	—	476,439,911	—	476,439,911
Short-Term Securities
Money Market Funds	22,733,566	—	—	22,733,566

	$22,733,566	$1,893,023,083	$—	$1,915,756,649

SCHEDULE OF INVESTMENTS	37

Schedule of Investments (continued) April 30, 2021	BlackRock MuniYield Quality Fund, Inc. (MQY)

Fair Value Hierarchy as of Period End (continued)

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments(a)
Liabilities
Interest Rate Contracts	$(62,778)	$—	$—	$(62,778)

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, such assets and/or liabilities are categorized within the fair value hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Liabilities
TOB Trust Certificates	$—	$(268,074,884)	$—	$(268,074,884)
VRDP Shares at Liquidation Value	—	(450,300,000)	—	(450,300,000)

	$—	$(718,374,884)	$—	$(718,374,884)

See notes to financial statements.

38	2021 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments April 30, 2021	BlackRock MuniYield Quality Fund II, Inc. (MQT) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Municipal Bonds

Alabama — 0.6%
City of Birmingham Alabama, GO, CAB, Series A-1, 5.00%, 03/01/45	$915	$1,060,915
Homewood Educational Building Authority, Refunding RB
Series A, 5.00%, 12/01/34	240	288,574
Series A, 5.00%, 12/01/47	655	771,747

		2,121,236

Alaska — 0.3%
Alaska Industrial Development & Export Authority, RB, Series A, 5.50%, 10/01/41	850	867,748

Arizona — 2.2%
Arizona Industrial Development Authority, RB(a)
5.00%, 07/01/54	545	593,009
Series A, 5.00%, 07/01/39	480	508,488
Series A, 5.00%, 07/01/49	545	571,084
Series A, 5.00%, 07/01/54	420	438,060
City of Phoenix Civic Improvement Corp., Refunding RB, AMT, Senior Lien, 5.00%, 07/01/32	1,000	1,091,650
Glendale Industrial Development Authority, RB, 5.00%, 05/15/56	305	339,075
Industrial Development Authority of the County of Pima, RB (a)
5.00%, 07/01/39	500	530,680
5.00%, 06/15/47	830	848,750
Industrial Development Authority of the County of Pima, Refunding RB (a)
5.00%, 06/15/49	485	510,821
5.00%, 06/15/52	470	493,105
Maricopa County Industrial Development Authority, Refunding RB
5.00%, 07/01/39(a)	200	232,738
5.00%, 07/01/54(a)	470	532,002
Series A, 5.00%, 09/01/36	575	715,674

		7,405,136

Arkansas — 0.5%
Arkansas Development Finance Authority, RB, AMT, 4.50%, 09/01/49(a)	1,375	1,510,204

California — 8.8%
California Community Housing Agency, RB, M/F Housing, Series A-2, 4.00%, 08/01/47(a)	1,530	1,622,473
California Health Facilities Financing Authority, Refunding RB
Series A, 5.00%, 07/01/37	945	1,033,027
Sub-Series A-2, 5.00%, 11/01/47	1,140	1,713,648
California Housing Finance, RB, M/F Housing, Series 2021-1, Class A, 3.50%, 11/20/35	819	952,313
California Statewide Communities Development Authority, RB, Series A, 5.00%, 04/01/42	1,290	1,343,522
California Statewide Communities Development Authority, Refunding RB, Series A, 4.00%, 12/01/53	865	907,428
Golden State Tobacco Securitization Corp., Refunding RB
Series A-1, 3.50%, 06/01/36	1,170	1,193,950
Series A-1, 5.00%, 06/01/47	785	811,455

Security	Par (000)	Value

California (continued)
Mount San Antonio Community College District, Refunding GO, CAB, Series A, 6.25%, 08/01/43(b)	$5,000	$5,605,950
Norman Y Mineta San Jose International Airport SJC, Refunding RB
Series A, AMT, 5.00%, 03/01/36	365	436,347
Series A, AMT, 5.00%, 03/01/37	400	477,528
San Diego Community College District, GO, CAB (c)
0.00%, 08/01/31	1,855	1,164,866
0.00%, 08/01/32	2,320	1,368,174
San Diego Unified School District, GO, CAB(c)
Series C, 0.00%, 07/01/38	1,400	990,864
Series G, 0.00%, 01/01/24(d)	2,730	1,408,434
San Diego Unified School District, Refunding GO, CAB, Series R-1, 0.00%, 07/01/31(c)	1,110	951,337
San Francisco City & County Airport Comm-San Francisco International Airport, Refunding ARB, Series A, AMT, 5.00%, 05/01/49	705	856,906
San Marcos Unified School District, GO, Series A, 5.00%, 08/01/21(d)	1,090	1,102,850
State of California, GO, 5.00%, 04/01/42	1,500	1,563,330
Yosemite Community College District, GO(c)
Series D, 0.00%, 08/01/36	2,000	1,482,080
Series D, 0.00%, 08/01/37	2,790	2,010,641

		28,997,123

Colorado — 1.9%
City & County of Denver Colorado, COP, Series A, 4.00%, 06/01/48	1,165	1,306,128
Colorado Health Facilities Authority, RB, Series A, 4.00%, 11/15/46	945	1,051,672
Colorado Health Facilities Authority, Refunding RB, Series A, 4.00%, 08/01/44	940	1,069,090
Regional Transportation District, COP, Series A, 5.00%, 06/01/39	2,500	2,723,200

		6,150,090

Connecticut — 1.0%
Connecticut Housing Finance Authority, Refunding RB, M/F Housing, Series E-1, 3.25%, 11/15/54	620	649,679
Connecticut Housing Finance Authority, Refunding RB, S/F Housing, Series A-1, 3.80%, 11/15/39	170	185,441
Connecticut State Health & Educational Facilities Authority, Refunding RB, Series A, 4.00%, 07/01/41	1,650	1,861,382
State of Connecticut, GO, Series C, 5.00%, 06/15/32	545	680,547

		3,377,049

District of Columbia — 0.3%
Metropolitan Washington Airports Authority Dulles Toll Road Revenue, Refunding RB, Series B, Subordinate, 4.00%, 10/01/49	875	991,813

Florida — 10.4%
Brevard County Health Facilities Authority, Refunding RB, 5.00%, 04/01/39	1,420	1,572,891
Capital Trust Agency, Inc., RB, Series A, 5.00%, 06/01/55(a)	480	498,691
City of Tampa Florida, RB, CAB(c)
Series A, 0.00%, 09/01/49	525	188,186
Series A, 0.00%, 09/01/53	560	166,874

SCHEDULE OF INVESTMENTS	39

Schedule of Investments (continued) April 30, 2021	BlackRock MuniYield Quality Fund II, Inc. (MQT) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Florida (continued)
County of Lee Florida Airport Revenue, Refunding RB
Series A, AMT, 5.63%, 10/01/26	$825	$837,350
Series A, AMT, 5.38%, 10/01/32	1,100	1,115,543
County of Miami-Dade Florida Aviation Revenue, Refunding ARB, Series A, AMT, 5.00%, 10/01/38	425	492,452
County of Miami-Dade Florida Aviation Revenue, Refunding RB
AMT, 5.00%, 10/01/34	160	182,760
Series A, AMT, 5.00%, 10/01/22(d)	1,730	1,843,730
County of Miami-Dade Seaport Department, ARB
Series A, 6.00%, 10/01/38	1,780	2,005,651
Series B, AMT, 6.00%, 10/01/30	570	641,945
Series B, AMT, 6.25%, 10/01/38	360	405,688
Series B, AMT, 6.00%, 10/01/42	580	652,367
County of Osceola Florida Transportation Revenue, Refunding RB, CAB(c)
Series A-2, 0.00%, 10/01/41	505	269,266
Series A-2, 0.00%, 10/01/42	675	345,647
Series A-2, 0.00%, 10/01/43	615	302,605
Series A-2, 0.00%, 10/01/44	625	296,006
Series A-2, 0.00%, 10/01/45	525	239,311
Florida Development Finance Corp., RB(a)
AMT, 5.00%, 05/01/29	480	518,467
Series A, AMT, 5.00%, 08/01/29(e)	185	191,286
Florida Development Finance Corp., Refunding RB, Series C, 5.00%, 09/15/50(a)	270	290,039
Florida Ports Financing Commission, Refunding RB, Series B, AMT, 5.38%, 10/01/22(d)	2,400	2,449,392
Greater Orlando Aviation Authority, ARB
Sub-Series A, AMT, 5.00%, 10/01/37	660	797,128
Sub-Series A, AMT, 5.00%, 10/01/47	2,170	2,575,204
Sub-Series A, AMT, 5.00%, 10/01/52	1,330	1,562,125
Lakewood Ranch Stewardship District, SAB, S/F Housing 4.00%, 05/01/40	235	248,346
4.00%, 05/01/50	395	409,655
Miami-Dade County Educational Facilities Authority, Refunding RB, Series A, 5.00%, 04/01/40	2,635	3,008,880
Orange County Health Facilities Authority, Refunding RB
5.00%, 08/01/41	495	550,074
5.00%, 08/01/47	1,435	1,580,337
Orange County Housing Finance Authority, RB, S/F Housing, Series A, (FHLMC, FNMA, GNMA), 3.75%, 09/01/47	225	241,376
Palm Beach County Health Facilities Authority, RB, Series B, 4.00%, 11/15/41	140	157,443
Palm Beach County Solid Waste Authority, Refunding RB
Series B, 5.00%, 10/01/21(d)	30	30,598
Series B, 5.00%, 10/01/31	1,870	1,907,138
Putnam County Development Authority, Refunding RB, Series A, 5.00%, 03/15/42	1,560	1,880,720
Reedy Creek Improvement District, GO, Series A, 5.25%, 06/01/23(d)	1,040	1,149,710

Security	Par (000)	Value

Florida (continued)
State of Florida, GO, Series B, 4.00%, 07/01/39	$1,840	$2,178,799
Storey Creek Community Development District, SAB, 4.13%, 12/15/49	500	518,685

		34,302,365

Georgia — 1.5%
Gainesville & Hall County Hospital Authority, Refunding RB, Series A, (GTD), 5.50%, 08/15/54	440	509,881
George L Smith II Congress Center Authority, RB, 4.00%, 01/01/54	280	316,590
LaGrange-Troup County Hospital Authority, Refunding RB,
4.00%, 04/01/47	1,110	1,228,992
Main Street Natural Gas, Inc., RB, Series A, 5.00%, 05/15/43	615	739,384
Municipal Electric Authority of Georgia, RB
4.00%, 01/01/49	470	529,549
5.00%, 01/01/56	645	769,704
Private Colleges & Universities Authority, RB
5.00%, 04/01/33	120	133,939
5.00%, 04/01/44	550	604,571

		4,832,610

Hawaii — 0.4%
State of Hawaii Airports System Revenue, ARB, Series A, AMT, 5.00%, 07/01/45	1,150	1,304,387

Illinois — 10.3%
Chicago Board of Education, GO
Series A, 5.00%, 12/01/36	985	1,218,258
Series A, 5.00%, 12/01/38	400	491,308
Series A, 5.00%, 12/01/39	360	438,836
Series A, 5.00%, 12/01/40	730	885,278
Series A, 5.00%, 12/01/41	470	567,624
Chicago Board of Education, Refunding GO
Series A, 5.00%, 12/01/28	205	251,799
Series A, 5.00%, 12/01/29	250	310,725
Series A, 5.00%, 12/01/30	840	1,041,197
Chicago Board of Education, Refunding GO, CAB, Series A, 0.00%, 12/01/25(c)	225	210,121
Chicago Midway International Airport, Refunding ARB, Series A, 2nd Lien, AMT, 5.00%, 01/01/34	505	560,025
Chicago O’Hare International Airport, ARB, Series D, Senior Lien, 5.25%, 01/01/42	2,585	3,126,480
Chicago O’Hare International Airport, Refunding ARB, Series C, AMT, Senior Lien, 5.38%, 01/01/39	3,235	3,479,081
Chicago Transit Authority Sales Tax Receipts Fund, RB, 5.25%, 12/01/21(d)	515	530,100
Illinois Finance Authority, RB, Series A, 5.75%, 08/15/34	400	406,260
Illinois Finance Authority, Refunding RB
Series C, 4.13%, 08/15/37	665	719,969
Series C, 5.00%, 08/15/44	305	341,694
Illinois Housing Development Authority, RB, S/F Housing, Series A, (FHLMC, FNMA, GNMA), 4.13%, 10/01/38	845	947,152
Illinois State Toll Highway Authority, RB, Series B, 5.00%, 01/01/37	2,465	2,932,241
Metropolitan Pier & Exposition Authority, RB, Series A, 5.00%, 06/15/57	670	782,848

40	2021 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) April 30, 2021	BlackRock MuniYield Quality Fund II, Inc. (MQT) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Illinois (continued)
Metropolitan Pier & Exposition Authority, RB, CAB, Series A, (NPFGC), 0.00%, 12/15/36(c)	$10,000	$6,512,400
Metropolitan Pier & Exposition Authority, Refunding RB, 4.00%, 06/15/50	515	573,797
Metropolitan Pier & Exposition Authority, Refunding RB, CAB, Series B, (AGM), 0.00%, 06/15/44(c)	2,980	1,540,392
Railsplitter Tobacco Settlement Authority, RB, 6.00%, 06/01/21(d)	575	577,513
Regional Transportation Authority, RB, Series B, (NPFGC), 5.75%, 06/01/33	2,000	2,731,080
State of Illinois, GO 5.25%, 02/01/32	870	954,947
5.50%, 07/01/33	710	766,502
5.25%, 02/01/34	600	656,886
5.50%, 07/01/38	390	419,312

		33,973,825

Indiana — 0.7%
Indiana Finance Authority, RB
Series A, 1st Lien, 5.25%, 10/01/38	1,000	1,020,310
Series A, AMT, 5.00%, 07/01/40	770	827,057
Series A, AMT, 5.00%, 07/01/44	445	476,074

		2,323,441

Kansas — 0.4%
Kansas City Industrial Development Authority, ARB, AMT, (AGM), 4.00%, 03/01/57	1,140	1,307,671

Louisiana — 1.8%
Louisiana Public Facilities Authority, Refunding RB, 5.00%, 05/15/46	2,400	2,857,776
New Orleans Aviation Board, ARB, Series B, AMT, 5.00%, 01/01/40	2,620	2,961,255

		5,819,031

Maine — 0.1%
Maine State Housing Authority, RB, S/F Housing, Series B, 3.35%, 11/15/44	175	188,015

Maryland — 0.2%
City of Baltimore Maryland, Refunding TA, Series A, Senior Lien, 3.63%, 06/01/46(a)	655	657,770
Maryland Economic Development Corp., RB, 5.00%, 07/01/56	145	172,353

		830,123

Massachusetts — 1.8%
Massachusetts Development Finance Agency, RB, Series A, 5.00%, 01/01/47	1,855	2,138,500
Massachusetts Development Finance Agency, Refunding RB, 4.00%, 07/01/41	815	938,448
Massachusetts Housing Finance Agency, RB, M/F Housing, Series A, 3.85%, 06/01/46	55	59,896
Massachusetts Housing Finance Agency, Refunding RB, Series A, AMT, 4.45%, 12/01/42	660	700,735
Massachusetts School Building Authority, RB
Series A, 5.00%, 05/15/23(d)	1,110	1,218,791
Sub-Series B, 4.00%, 02/15/43	670	734,622

		5,790,992

Michigan — 4.9%
City of Detroit Michigan Water Supply System Revenue, RB, Series A, Senior Lien, 5.25%, 07/01/21(d)	1,600	1,612,848

Security	Par (000)	Value

Michigan (continued)
Eastern Michigan University, RB, Series A, (AGM), 4.00%, 03/01/44	$545	$617,245
Michigan Finance Authority, Refunding RB
5.00%, 12/01/21(d)	15	15,415
4.00%, 11/15/46	1,050	1,158,738
Series A, 4.00%, 12/01/40	2,630	2,996,385
Michigan State Building Authority, Refunding RB(d)
Series I-A, 5.38%, 10/15/21	600	613,944
Series II-A, (AGM), 5.25%, 10/15/21	1,900	1,943,092
Series II-A, 5.38%, 10/15/21	1,000	1,023,240
Michigan State Housing Development Authority, RB,
M/F Housing, Series A, 4.15%, 10/01/53	1,680	1,855,459
Michigan State Housing Development Authority, RB, S/F
Housing, Series B, 2.95%, 12/01/39	450	471,506
Michigan State University, Refunding RB, Series B, 5.00%, 02/15/48	570	713,121
Michigan Strategic Fund, RB, AMT, 5.00%, 12/31/43	1,465	1,769,017
Royal Oak Hospital Finance Authority, Refunding RB, Series D, 5.00%, 09/01/39	720	805,263
Western Michigan University, Refunding RB, (AGM), 5.00%, 11/15/23(d)	340	380,657

		15,975,930

Nebraska — 0.9%
Central Plains Energy Project, RB, 5.25%, 09/01/37	2,650	2,822,568

New Jersey — 10.8%
New Jersey Economic Development Authority, RB
Series WW, 5.25%, 06/15/25(d)	15	17,979
Series WW, 5.25%, 06/15/33	135	158,590
Series WW, 5.00%, 06/15/34	180	209,398
Series WW, 5.00%, 06/15/36	800	928,584
Series WW, 5.25%, 06/15/40	305	349,948
AMT, 5.13%, 01/01/34	610	684,219
AMT, 5.38%, 01/01/43	790	884,808
New Jersey Economic Development Authority, Refunding RB, Sub-Series A, 4.00%, 07/01/32	295	327,683
New Jersey Educational Facilities Authority, Refunding RB, Series A, 5.00%, 07/01/42	800	936,984
New Jersey Higher Education Student Assistance Authority, RB, Series C, AMT, Subordinate, 4.25%, 12/01/50	800	855,240
New Jersey Higher Education Student Assistance Authority, Refunding RB 1st Series, AMT, 5.50%, 12/01/25	180	184,127
1st Series, AMT, 5.50%, 12/01/26	125	127,861
1st Series, AMT, 5.75%, 12/01/28	70	71,697
Series B, AMT, 3.25%, 12/01/39	2,150	2,232,539
Sub-Series C, AMT, 3.63%, 12/01/49	645	659,648
New Jersey Housing & Mortgage Finance Agency, Refunding RB, 2nd Series, AMT, 4.35%, 11/01/33	840	877,674
New Jersey Transportation Trust Fund Authority, RB
Series A, 5.50%, 06/15/21(d)	3,365	3,385,560
Series A, (NPFGC), 5.75%, 06/15/25	1,400	1,688,638
Series A, 0.00%, 12/15/29(c)	225	189,632
Series AA, 5.25%, 06/15/33	1,315	1,443,660
Series AA, 5.00%, 06/15/38	1,180	1,317,033
Series AA, 5.50%, 06/15/39	4,650	5,109,931
Series AA, 5.00%, 06/15/45	790	976,930
Series AA, 3.00%, 06/15/50	235	241,535
Series B, 5.00%, 06/15/21(d)	3,680	3,700,387
Series D, 5.00%, 06/15/32	525	603,388

SCHEDULE OF INVESTMENTS	41

Schedule of Investments (continued) April 30, 2021	BlackRock MuniYield Quality Fund II, Inc. (MQT) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

New Jersey (continued)
New Jersey Transportation Trust Fund Authority, Refunding RB, 4.00%, 12/15/39	$925	$1,058,940
South Jersey Transportation Authority, RB, Series A, 4.00%, 11/01/50	510	584,455
Tobacco Settlement Financing Corp., Refunding RB
Series A, 5.00%, 06/01/34	820	1,013,709
Series A, 5.00%, 06/01/36	1,220	1,501,515
Series A, 4.00%, 06/01/37	745	857,055
Sub-Series B, 5.00%, 06/01/46	2,005	2,349,940

		35,529,287

New Mexico — 0.2%
City of Santa Fe New Mexico, RB, Series A, 5.00%, 05/15/39	170	185,934
New Mexico Hospital Equipment Loan Council, Refunding RB, Series VIC, 5.00%, 08/01/44	325	375,135

		561,069

New York — 7.7%
Hudson Yards Infrastructure Corp., RB, 5.75%, 02/15/47	230	231,072
Metropolitan Transportation Authority, Refunding RB, Series C-1, 5.00%, 11/15/56	1,330	1,534,381
New York City Housing Development Corp., RB, M/F Housing, Series I-1, 2.55%, 11/01/45	2,000	2,004,540
New York City Transitional Finance Authority Building Aid Revenue, RB, Series S-3, Subordinate, (SAW), 4.00%, 07/15/46	1,000	1,139,250
New York City Transitional Finance Authority Future Tax Secured Revenue, Refunding RB, Series B, 5.00%, 11/01/32	2,200	2,356,926
New York City Water & Sewer System, RB, Series DD-1, 4.00%, 06/15/48.	5,000	5,652,250
New York City Water & Sewer System, Refunding RB, Series BB, 5.25%, 12/15/21(d)	1,250	1,289,225
New York Liberty Development Corp., Refunding RB, Series 1, Class 1, 5.00%, 11/15/44(a)	975	1,061,560
New York Power Authority, Refunding RB, Series A, 4.00%, 11/15/60	395	456,656
New York Transportation Development Corp., ARB, Series A, AMT, 5.25%, 01/01/50	4,950	5,574,690
New York Transportation Development Corp., RB
AMT, 5.00%, 10/01/35	350	442,634
AMT, 5.00%, 10/01/40	1,000	1,243,880
Port Authority of New York & New Jersey, Refunding ARB
Consolidated, 186th Series, AMT, 5.00%, 10/15/36	555	635,281
Consolidated, 186th Series, AMT, 5.00%, 10/15/44	1,110	1,263,946
Series 207, AMT, 4.00%, 09/15/43	410	459,208

		25,345,499

Ohio — 2.4%
Buckeye Tobacco Settlement Financing Authority, Refunding RB, Series B-2, Class 2, 5.00%, 06/01/55	4,265	4,790,576
County of Butler Ohio, Refunding RB, 4.00%, 11/15/37	890	1,010,897
County of Lucas Ohio, Refunding RB, Series A, 6.50%, 11/15/21(d)	460	475,543
Ohio Housing Finance Agency, RB, S/F Housing, Series A, (FHLMC, FNMA, GNMA), 4.00%, 09/01/48	185	201,567

Security	Par (000)	Value

Ohio (continued)
Ohio Turnpike & Infrastructure Commission, RB
Series A-1, Junior Lien, 5.25%, 02/15/32	$610	$665,803
Series A-1, Junior Lien, 5.25%, 02/15/33	850	927,333

		8,071,719

Oklahoma — 0.2%
Oklahoma Turnpike Authority, RB, Series A, 4.00%, 01/01/48	495	555,479

Oregon — 0.4%
Clackamas Community College District, GO, Series A, 5.00%, 06/15/40	390	478,538
Clackamas County School District No.12 North Clackamas, GO, CAB, Series A, (GTD), 0.00%, 06/15/38(c)	875	493,850
State of Oregon Housing & Community Services Department, RB, S/F Housing, Series C, 3.95%, 07/01/43	305	320,997

		1,293,385

Pennsylvania — 11.1%
Bucks County Industrial Development Authority, RB
4.00%, 07/01/46	100	109,526
4.00%, 07/01/51	100	109,072
City of Philadelphia Pennsylvania Airport Revenue, Refunding ARB
Series B, AMT, 5.00%, 07/01/35	670	797,521
Series B, AMT, 5.00%, 07/01/47	765	888,838
Commonwealth Financing Authority, RB (AGM), 4.00%, 06/01/39	935	1,066,966
Series B, 5.00%, 06/01/22(d)	2,110	2,218,728
Montgomery County Higher Education and Health Authority, Refunding RB, Series A, 4.00%, 09/01/49	840	935,189
Pennsylvania Economic Development Financing Authority, RB
Series A-1, 4.00%, 04/15/50	875	1,008,210
Series B, 4.00%, 03/15/40	3,000	3,317,130
AMT, 5.00%, 12/31/34	2,220	2,594,248
AMT, 5.00%, 12/31/38	1,155	1,342,976
AMT, 5.00%, 06/30/42	3,300	3,789,258
Pennsylvania Economic Development Financing Authority, Refunding RB, Series A, 4.00%, 11/15/42	835	941,830
Pennsylvania Higher Education Assistance Agency, RB, Series B, AMT, Subordinate, 3.00%, 06/01/47	180	171,691
Pennsylvania Higher Educational Facilities Authority, Refunding RB, Series A, 5.25%, 09/01/50	3,175	3,565,049
Pennsylvania Housing Finance Agency, RB, S/F Housing
Series 127B, 3.88%, 10/01/38	775	831,435
Series 128B, 3.85%, 04/01/38	1,760	1,952,597
Pennsylvania Turnpike Commission, RB
Series A, 5.00%, 12/01/38	550	634,194
Series A-1, 5.00%, 12/01/41	730	864,050
Series B, 5.00%, 12/01/40	285	334,573
Series C, 5.50%, 12/01/23(d)	490	555,930
Series C, 5.00%, 12/01/39	2,900	3,341,438
Sub-Series A-1, Subordinate, 5.00%, 12/01/41	1,755	2,048,822
Pennsylvania Turnpike Commission, Refunding RB 3rd Series, 4.00%, 12/01/38	1,835	2,104,396

42	2021 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) April 30, 2021	BlackRock MuniYield Quality Fund II, Inc. (MQT) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Pennsylvania (continued)
Pennsylvania Turnpike Commission, Refunding RB (continued)
Series A-1, 5.00%, 12/01/40	$680	$794,709
School District of Philadelphia, Refunding GO, Series F, (SAW), 5.00%, 09/01/38	270	322,421

		36,640,797

Puerto Rico — 4.5%
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, RB
Series A-1, Restructured, 4.75%, 07/01/53	5,407	6,002,689
Series A-1, Restructured, 5.00%, 07/01/58	3,922	4,406,014
Series A-2, Restructured, 4.33%, 07/01/40	1,324	1,447,159
Series A-2, Restructured, 4.78%, 07/01/58	276	307,257
Series B-1, Restructured, 4.75%, 07/01/53	424	469,516
Series B-2, Restructured, 4.78%, 07/01/58	411	456,095
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, RB, CAB, Series A-1, Restructured, 0.00%, 07/01/46(c)	5,089	1,604,613

		14,693,343

Rhode Island — 1.3%
Rhode Island Turnpike & Bridge Authority, Refunding RB, Series A, 5.00%, 10/01/40	415	493,476
Tobacco Settlement Financing Corp., Refunding RB
Series B, 4.50%, 06/01/45	945	1,023,426
Series B, 5.00%, 06/01/50	2,340	2,615,488

		4,132,390

South Carolina — 6.4%
Charleston County Airport District, ARB, Series A, AMT, 5.50%, 07/01/41	1,360	1,497,618
County of Berkeley South Carolina, SAB
4.25%, 11/01/40	315	347,124
4.38%, 11/01/49	465	511,230
South Carolina Jobs-Economic Development Authority, RB
5.00%, 11/01/48	2,010	2,441,869
5.00%, 01/01/55(a)	855	870,065
South Carolina Jobs-Economic Development Authority, Refunding RB
Series A, (AGM), 6.50%, 08/01/21(d)	100	101,538
Series A, 5.00%, 05/01/38	2,220	2,685,800
South Carolina Ports Authority, ARB
AMT, 5.25%, 07/01/25(d)	2,040	2,428,069
AMT, 5.00%, 07/01/48	470	563,234
South Carolina Public Service Authority, RB
Series A, 5.50%, 12/01/54	3,935	4,479,211
Series E, 5.50%, 12/01/53	2,820	3,150,983
South Carolina Public Service Authority, Refunding RB, Series B, 5.00%, 12/01/38	1,840	2,043,081

		21,119,822

South Dakota — 0.4%
South Dakota Health & Educational Facilities Authority, Refunding RB, 4.00%, 07/01/37	1,085	1,241,468

Security	Par (000)	Value

Tennessee — 0.6%
Greeneville Health & Educational Facilities Board, Refunding RB, Series A, 4.00%, 07/01/40	$750	$836,947
Metropolitan Government Nashville & Davidson County Health & Educational Facilities Board, RB, Series A, 5.00%, 07/01/46	1,110	1,319,124

		2,156,071

Texas — 14.4%
Brazos Higher Education Authority, Inc., RB, Series 1B, AMT, Subordinate, 3.00%, 04/01/40	115	109,488
Central Texas Turnpike System, RB, Series C, 5.00%, 08/15/37	1,240	1,399,662
Central Texas Turnpike System, Refunding RB, Series A, 5.00%, 08/15/22(d)	605	642,341
City of Houston Texas Airport System Revenue, Refunding ARB, AMT, 5.00%, 07/15/27	230	268,445
City of Houston Texas Airport System Revenue, Refunding RB
Series A, AMT, 5.00%, 07/01/27	225	262,406
Series A, AMT, 6.63%, 07/15/38	405	409,658
Sub-Series A, AMT, 4.00%, 07/01/47	350	397,037
City of San Antonio Texas Electric & Gas Systems Revenue, RB, Junior Lien, 5.00%, 02/01/23(d)	500	541,885
Dallas Fort Worth International Airport, ARB(d)
Series D, AMT, 5.00%, 11/01/21	2,940	3,008,431
Series H, AMT, 5.00%, 11/01/21	2,715	2,777,228
Dallas Fort Worth International Airport, Refunding RB, Series F, 5.25%, 11/01/33	865	965,833
Leander Independent School District, Refunding GO, CAB, Series D, (PSF), 0.00%, 08/15/38(c)	3,020	1,508,701
Midland County Fresh Water Supply District No.1, RB, CAB, Series A, 0.00%, 09/15/36(c)	1,850	1,064,175
New Hope Cultural Education Facilities Finance Corp., RB, Series A, 5.00%, 08/15/50(a)	450	470,160
North Texas Tollway Authority, RB, CAB, Series C, 6.75%, 09/01/31(b)(d)	10,000	14,995,200
North Texas Tollway Authority, Refunding RB 4.25%, 01/01/49	1,090	1,254,459
Series A, 5.00%, 01/01/43	790	960,751
Series B, 5.00%, 01/01/40	530	568,573
San Antonio Public Facilities Corp., Refunding RB, CAB (c)
0.00%, 09/15/35	1,150	604,866
0.00%, 09/15/36	3,875	1,921,457
0.00%, 09/15/37	17,775	8,298,081
Tarrant County Cultural Education Facilities Finance Corp., RB, Series B, 5.00%, 07/01/35	1,680	2,102,537
Tarrant County Cultural Education Facilities Finance Corp., Refunding RB, 5.25%, 12/01/39	750	838,470
Texas City Industrial Development Corp., RB, Series 2012, 4.13%, 12/01/45	260	281,970
Texas Department of Housing & Community Affairs, RB, S/F Housing, Series A, (GNMA), 4.25%, 09/01/43	350	388,892
Texas Municipal Gas Acquisition & Supply Corp. III, Refunding RB, 5.00%, 12/15/32	125	168,141
Texas Private Activity Bond Surface Transportation Corp., RB, AMT, Senior Lien, 5.00%, 12/31/45	1,135	1,287,408

		47,496,255

SCHEDULE OF INVESTMENTS	43

Schedule of Investments (continued) April 30, 2021	BlackRock MuniYield Quality Fund II, Inc. (MQT) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Utah — 0.7%
Salt Lake City Corp. Airport Revenue, ARB
Series A, AMT, 5.00%, 07/01/42	$	1,095	$1,298,396
Series A, AMT, 5.00%, 07/01/48		395	467,759
Utah Charter School Finance Authority, RB, Series A, 5.00%, 06/15/39(a)		185	199,145
Utah Charter School Finance Authority, Refunding RB, 5.00%, 06/15/40(a)		335	386,671

			2,351,971

Washington — 2.2%
Port of Seattle Washington, ARB
Series A, AMT, 5.00%, 05/01/43		1,730	2,034,670
Series C, AMT, 5.00%, 04/01/40		900	1,020,852
Snohomish County Housing Authority, Refunding RB, 4.00%, 04/01/44		430	484,249
Washington Health Care Facilities Authority, RB 4.00%, 10/01/45		630	692,439
Series B, 5.00%, 08/15/44		3,000	3,169,020

			7,401,230

West Virginia — 0.3%
West Virginia Hospital Finance Authority, RB, Series A, 4.00%, 06/01/51		870	966,344

Wisconsin — 1.6%
Public Finance Authority, RB(a)
Series A, 5.00%, 07/15/39		100	112,411
Series A, 5.00%, 07/01/40		300	318,516
Series A, 5.00%, 07/15/49		355	392,346
Series A, 5.00%, 07/15/54		170	186,437
Series A-1, 5.00%, 01/01/55		535	596,846
Public Finance Authority, Refunding RB, 5.00%, 09/01/39(a)		295	305,505
Wisconsin Housing & Economic Development Authority, RB, M/F Housing
Series A, 4.15%, 11/01/48.		1,920	2,122,426
Series A, 4.45%, 05/01/57		1,030	1,129,251

			5,163,738

Total Municipal Bonds — 114.2% (Cost: $332,060,109)			375,611,224

Municipal Bonds Transferred to Tender Option Bond Trusts(f)

California(g) — 1.7%
Bay Area Toll Authority, Refunding RB, 4.00%, 04/01/47		3,392	3,841,728
Los Angeles Unified School District, GO, Series B-1, 5.25%, 07/01/42		1,391	1,732,103

			5,573,831

Colorado — 0.8%
City & County of Denver Colorado Airport System
Revenue, Refunding ARB, Series A, AMT, 5.25%, 12/01/48(g)		2,084	2,546,237

Connecticut — 0.4%
Connecticut State Health & Educational Facilities Authority, Refunding RB, 5.00%, 12/01/45		1,231	1,468,952

Security	Par (000)	Value

District of Columbia — 1.0%
District of Columbia Housing Finance Agency, RB, M/F Housing, Series B-2, (FHA), 4.10%, 09/01/39	$920	$1,044,283
Metropolitan Washington Airports Authority, Refunding RB, Series A, AMT, 5.00%, 10/01/30	2,190	2,331,430

		3,375,713

Florida — 6.1%
City of Miami Beach Florida, RB, 5.00%, 09/01/45 City Of South Miami Health Facilities Authority, Inc.,	2,740	3,100,009
Refunding RB, 5.00%, 08/15/47	2,340	2,816,705
County of Broward Florida Port Facilities Revenue, ARB, Series B, AMT, 4.00%, 09/01/49	2,050	2,286,303
County of Miami-Dade Florida Transit System, Refunding RB, 5.00%, 07/01/22(d)	1,540	1,626,225
County of Seminole Florida Sales Tax Revenue, Refunding RB, Series B, (NPFGC), 5.25%, 10/01/31	4,200	5,649,084
Greater Orlando Aviation Authority, ARB, Series A, AMT, 4.00%, 10/01/49(g)	2,117	2,412,104
Miami-Dade County Expressway Authority, Refunding RB, Series A, (AGM), 5.00%, 07/01/35	2,100	2,107,350

		19,997,780

Georgia — 0.6%
Georgia Housing & Finance Authority, Refunding RB, Series A, 3.70%, 06/01/49	1,798	1,995,486

Illinois — 4.9%
City of Chicago IIllinois Waterworks Revenue, Refunding RB, 2nd Lien, (AGM), 5.25%, 11/01/33	490	491,842
Illinois State Toll Highway Authority, RB
Series A, 5.00%, 01/01/38	1,858	1,995,653
Series B, 5.00%, 01/01/40	930	1,100,233
Regional Transportation Authority, RB, (NPFGC), 6.50%, 07/01/26	10,000	12,383,299

		15,971,027

Louisiana — 0.5%
State of Louisiana Gasoline & Fuels Tax Revenue, Refunding RB, Series A, 1st Lien, 4.00%, 05/01/41	1,350	1,500,309

Maryland — 1.2%
City of Baltimore Maryland, RB
Series A, 5.00%, 07/01/41	2,478	2,956,511
Series A, 5.00%, 07/01/46	939	1,112,759

		4,069,270

Massachusetts — 0.5%
Commonwealth of Massachusetts, GO, Series A, 5.00%, 03/01/46	1,321	1,482,693

Michigan — 3.2%
Michigan Finance Authority, RB
Series A, 5.00%, 11/01/44	1,750	2,034,252
Series A, 4.00%, 02/15/50	2,550	2,915,542
Michigan Finance Authority, Refunding RB, 5.00%, 12/01/21(d)	4,685	4,814,728
Michigan State Building Authority, Refunding RB, Series I, 5.00%, 10/15/45	760	890,226

		10,654,748

Nebraska — 0.1%
Nebraska Investment Finance Authority, RB, S/F Housing, Series A, (FHLMC, FNMA, GNMA), 3.70%, 03/01/47	173	172,650

44	2021 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) April 30, 2021	BlackRock MuniYield Quality Fund II, Inc. (MQT) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Nevada — 2.1%
County of Clark Nevada, GO, Series A, 5.00%, 06/01/38 Las Vegas Valley Water District, Refunding GO,	$2,716	$3,378,156
Series A, 5.00%, 06/01/46	3,080	3,652,849

		7,031,005

New Jersey — 2.1%
Hudson County Improvement Authority, RB, 5.25%, 05/01/51	720	858,190
New Jersey Transportation Trust Fund Authority, RB, Series B, 5.25%, 06/15/36(g)	1,580	1,595,370
New Jersey Turnpike Authority, Refunding RB
Series B, 4.00%, 01/01/37	2,054	2,374,809
Series G, 4.00%, 01/01/43	1,906	2,163,240

		6,991,609

New York — 7.6%
City of New York Water & Sewer System, RB, Series CC, 5.00%, 06/15/47	4,920	5,393,356
Metropolitan Transportation Authority, RB, Sub- Series D-1, 5.25%, 11/15/44	3,080	3,517,083
New York City Housing Development Corp., Refunding RB, Series A, 4.15%, 11/01/38	1,940	2,169,696
New York City Transitional Finance Authority Building Aid Revenue, RB, Series S-1, (SAW), 4.00%, 07/15/42(g)	1,500	1,563,330
New York City Transitional Finance Authority Future Tax Secured Revenue, RB, Sub-Series A-3, 5.00%, 08/01/40(g)	2,714	3,345,324
New York City Water & Sewer System, Refunding RB Series DD, 5.00%, 06/15/35.	1,470	1,676,814
Series FF, 5.00%, 06/15/39	2,595	3,040,250
Port Authority of New York & New Jersey, ARB,
Series 221, AMT, 4.00%, 07/15/60	1,573	1,785,012
Port Authority of New York & New Jersey, Refunding ARB, Consolidated, 198th Series, 5.25%, 11/15/56	2,001	2,426,041

		24,916,906

Ohio — 1.5%
Northeast Ohio Regional Sewer District, Refunding RB
4.00%, 11/15/43	2,581	2,990,710
4.00%, 11/15/49(g)	1,875	2,043,638

		5,034,348

Pennsylvania — 1.1%
Pennsylvania Housing Finance Agency, RB, S/F Housing, Series 129, 3.40%, 10/01/49	1,362	1,452,254
Philadelphia Authority for Industrial Development, RB, Series A, 4.00%, 07/01/44	1,094	1,168,501
Westmoreland County Municipal Authority, Refunding RB, (BAM), 5.00%, 08/15/42	800	922,808

		3,543,563

South Carolina — 0.6%
South Carolina Ports Authority, ARB, Series B, AMT, 4.00%, 07/01/49(g)	1,770	1,999,003

Texas — 3.9%
Dallas Fort Worth International Airport, ARB, Series H, AMT, 5.00%, 11/01/21(d)(g)	1,996	2,042,427
Harris County Toll Road Authority, Refunding RB, Series A, Senior Lien, 5.00%, 08/15/43	1,094	1,353,535

Security	Par (000)	Value

Texas (continued)
Houston Community College System, GO, 4.00%, 02/15/23(d)	$1,305	$1,393,557
San Antonio Public Facilities Corp., Refunding RB, 4.00%, 09/15/42	1,649	1,711,485
Tarrant County Cultural Education Facilities Finance Corp., Refunding RB, Series A, 5.00%, 02/15/41	3,080	3,675,302
Texas Department of Housing & Community Affairs, RB, S/F Housing
Series A, (GNMA), 3.63%, 09/01/44	805	879,688
Series A, (GNMA), 3.00%, 09/01/45	408	425,101
Series A, (GNMA), 3.75%, 09/01/49	442	482,293
Series A, (GNMA), 3.00%, 03/01/50	772	805,470

		12,768,858

Utah — 1.7%
County of Utah, RB, Series B, 4.00%, 05/15/47	5,135	5,547,339

Virginia — 0.7%
Hampton Roads Transportation Accountability Commission, RB, Series A, Senior Lien, 5.50%, 07/01/57	1,962	2,452,887

Washington — 1.0%
Washington Health Care Facilities Authority, Refunding RB, Series A, 5.00%, 10/01/38	2,565	3,295,974

Wisconsin — 0.6%
Wisconsin Health & Educational Facilities Authority, Refunding RB, Series A, 5.00%, 04/01/42	1,920	2,033,894

Total Municipal Bonds Transferred to Tender Option Bond Trusts — 43.9% (Cost: $132,300,300)		144,424,082

Total Long-Term Investments — 158.1% (Cost: $464,360,409)		520,035,306

	Shares

Short-Term Securities

Money Market Funds — 0.3%
BlackRock Liquidity Funds, MuniCash, Institutional Class, 0.01%(h)(i)	1,059,504	1,059,716

Total Short-Term Securities — 0.3% (Cost: $1,059,716)		1,059,716

Total Investments — 158.4% (Cost: $465,420,125)		521,095,022

Other Assets Less Liabilities — 1.5%		4,919,647

Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (24.5)%		(80,641,966)

VMTP Shares at Liquidation Value — (35.4)%		(116,500,000)

Net Assets Applicable to Common Shares — 100.0%		$328,872,703

(a)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)	Step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate as of period end.
(c)	Zero-coupon bond.
(d)	U.S. Government securities held in escrow, are used to pay interest on this security as well as to retire the bond in full at the date indicated, typically at a premium to par.

SCHEDULE OF INVESTMENTS	45

Schedule of Investments (continued) April 30, 2021	BlackRock MuniYield Quality Fund II, Inc. (MQT)

(e)

Variable rate security. Interest rate resets periodically. The rate shown is the effective interest rate as of period end. Security description also includes the reference rate and spread if published and available.

(f)

Represent bonds transferred to a TOB Trust in exchange of cash and residual certificates received by the Fund. These bonds serve as collateral in a secured borrowing. See Note 4 of the Notes to Financial Statements for details.

(g)

All or a portion of the security is subject to a recourse agreement. The aggregate maximum potential amount the Fund could ultimately be required to pay under the agreements, which expire between July 15, 2021 to June 15, 2036, is $14,228,662. See Note 4 of the Notes to Financial Statements for details.

(h)	Affiliate of the Fund.
(i)	Annualized 7-day yield as of period end.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended April 30, 2021 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 04/30/20	Purchases at Cost		Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 04/30/21	Shares Held at 04/30/21	Income	Capital Gain Distributions from Underlying Funds
BlackRock Liquidity Funds, MuniCash, Institutional Class	$443,146	$616,560	(a)	$—	$10	$—	$1,059,716	1,059,504	$217	$—

(a)	Represents net amount purchased (sold).

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Short Contracts
10-Year U.S. Treasury Note.	119	06/21/21	$15,723	$(64,736)
U.S. Long Treasury Bond	53	06/21/21	8,338	(91,167)

				$(155,903)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$—	$—	$—	$—	$155,903	$—	$155,903

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the year ended April 30, 2021, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from
Futures contracts	$—	$—	$—	$—	$613,984	$—	$613,984

Net Change in Unrealized Appreciation (Depreciation) on
Futures contracts	$—	$—	$—	$—	$(155,903)	$—	$(155,903)

46	2021 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) April 30, 2021	BlackRock MuniYield Quality Fund II, Inc. (MQT)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts
Average notional value of contracts — short	$8,358,125

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments
Municipal Bonds	$—	$375,611,224	$—	$375,611,224
Municipal Bonds Transferred to Tender Option Bond Trusts	—	144,424,082	—	144,424,082
Short-Term Securities
Money Market Funds	1,059,716	—	—	1,059,716

	$1,059,716	$520,035,306	$—	$521,095,022

Derivative Financial Instruments(a)
Liabilities
Interest Rate Contracts	$(155,903)	$—	$—	$(155,903)

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, such assets and/or liabilities are categorized within the fair value hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Liabilities
TOB Trust Certificates	$—	$(80,614,008)	$—	$(80,614,008)
VMTP Shares at Liquidation Value	—	(116,500,000)	—	(116,500,000)

	$—	$(197,114,008)	$—	$(197,114,008)

See notes to financial statements.

SCHEDULE OF INVESTMENTS	47

Statements of Assets and Liabilities

April 30, 2021

	MYD	MQY	MQT

ASSETS
Investments at value — unaffiliated(a)	$1,100,988,605	$1,893,023,083	$520,035,306
Investments at value — affiliated(b)	650,459	22,733,566	1,059,716
Cash	43,359	108,717	29,578
Cash pledged for futures contracts	553,000	1,401,000	382,000
Receivables:
Investments sold	145,000	—	—
Dividends — affiliated	14	197	13
Interest — unaffiliated	13,714,908	22,694,007	6,111,298

Prepaid expenses	20,929	1,159,200	18,893

Total assets	1,116,116,274	1,941,119,770	527,636,804

ACCRUED LIABILITIES
Payables:
Income dividend distributions — Common Shares	2,627,503	8,096,708	1,218,133
Interest expense and fees	44,481	65,582	27,958
Investment advisory fees	456,417	794,044	215,917
Directors’ and Officer’s fees	440,383	328,289	949
Other accrued expenses	243,131	564,101	163,776
Reorganization costs	—	381,304	—
Variation margin on futures contracts	31,377	85,530	23,360

Total accrued liabilities	3,843,292	10,315,558	1,650,093

OTHER LIABILITIES
TOB Trust Certificates	145,316,053	268,074,884	80,614,008
VRDP Shares, at liquidation value of $ 100,000 per share, net of deferred offering costs(c)(d)(e)	251,080,889	450,097,646	—
VMTP Shares, at liquidation value of $ 100,000 per share(c)(d)(e)	—	—	116,500,000

Total other liabilities	396,396,942	718,172,530	197,114,008

Total liabilities	400,240,234	728,488,088	198,764,101

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS	$715,876,040	$1,212,631,682	$328,872,703

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS CONSIST OF
Paid-in capital(f)(g)(h)	$626,508,559	$1,043,950,291	$279,476,648
Accumulated earnings	89,367,481	168,681,391	49,396,055

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS	$715,876,040	$1,212,631,682	$328,872,703

Net asset value per Common Share	$15.26	$16.57	$14.58

(a) Investments at cost — unaffiliated	$995,917,362	$1,698,683,969	$464,360,409
(b) Investments at cost — affiliated	$650,459	$22,733,566	$1,059,716
(c) Preferred Shares outstanding	2,514	4,503	1,165
(d) Preferred Shares authorized	16,234	14,503	7,565
(e) Par value per Preferred Share	$0.10	$0.10	$0.10
(f) Common Shares outstanding	46,919,695	73,171,717	22,558,009
(g) Common Shares authorized	199,983,766	199,985,497	199,992,435
(h) Par value per Common Share	$0.10	$0.10	$0.10

See notes to financial statements.

48	2021 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Statements of Operations

Year Ended April 30, 2021

	MYD	MQY	MQT

INVESTMENT INCOME
Dividends — affiliated	$1,545	$305	$217
Interest — unaffiliated	41,811,779	31,922,115	19,452,126

Total investment income	41,813,324	31,922,420	19,452,343

EXPENSES
Investment advisory	5,460,881	4,207,096	2,605,345
Directors and Officer	148,964	107,683	18,007
Accounting services	137,977	115,753	83,194
Professional	108,847	109,220	84,077
Transfer agent	59,943	53,696	40,633
Rating agency	56,805	56,713	56,805
Liquidity fees	25,611	16,513	—
Remarketing fees on Preferred Shares	25,123	16,196	—
Registration	16,108	10,440	8,298
Custodian	10,419	19,390	9,336
Printing and postage	6,081	5,509	5,826
Reorganization	—	294,187	—
Miscellaneous	17,178	15,398	12,838

Total expenses excluding interest expense, fees and amortization of offering costs	6,073,937	5,027,794	2,924,359
Interest expense, fees and amortization of offering costs(a)	3,386,828	2,695,608	1,807,787

Total expenses	9,460,765	7,723,402	4,732,146
Less:
Fees waived and/or reimbursed by the Manager	(9,678)	(46,904)	(912)

Total expenses after fees waived and/or reimbursed	9,451,087	7,676,498	4,731,234

Net investment income	32,362,237	24,245,922	14,721,109

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain from:
Investments — unaffiliated	1,983,570	835,284	483,165
Investments — affiliated	9,138	64	10
Futures contracts	—	940,495	613,984

	1,992,708	1,775,843	1,097,159

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	85,454,371	51,372,458	33,588,695
Investments — affiliated	(7,379)	—	—
Futures contracts	(193,777)	(62,778)	(155,903)

	85,253,215	51,309,680	33,432,792

Net realized and unrealized gain	87,245,923	53,085,523	34,529,951

NET INCREASE IN NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS RESULTING FROM OPERATIONS	$119,608,160	$77,331,445	$49,251,060

(a)	Related to TOB Trusts, VMTP Shares and/or VRDP Shares.

See notes to financial statements.

FINANCIAL STATEMENTS	49

Statements of Changes in Net Assets

	MYD		MQY
	Year Ended April 30,		Year Ended April 30,
	2021	2020	2021	2020

INCREASE (DECREASE) IN NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS

OPERATIONS
Net investment income	$32,362,237	$31,095,198	$24,245,922	$20,433,261
Net realized gain (loss)	1,992,708	(10,046,492)	1,775,843	(8,602,824)
Net change in unrealized appreciation (depreciation)	85,253,215	(44,697,443)	51,309,680	(19,002,399)

Net increase (decrease) in net assets applicable to Common Shareholders resulting from operations	119,608,160	(23,648,737)	77,331,445	(7,171,962)

DISTRIBUTIONS TO COMMON SHAREHOLDERS(a)
Decrease in net assets resulting from distributions to Common Shareholders.	(31,530,034)	(31,815,824)	(23,782,343)	(19,763,608)

CAPITAL SHARE TRANSACTIONS
Net proceeds from the issuance of common shares due to reorganization	—	—	704,080,024	—
Reinvestment of common distributions	—	430,322	727,882	—
Redemption of common shares	—	—	(1,564)	—

Net increase in net assets derived from capital share transactions	—	430,322	704,806,342	—

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS
Total increase (decrease) in net assets applicable to Common Shareholders	88,078,126	(55,034,239)	758,355,444	(26,935,570)
Beginning of year	627,797,914	682,832,153	454,276,238	481,211,808

End of year	$715,876,040	$627,797,914	$1,212,631,682	$454,276,238

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

50	2021 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets  (continued)

	MQT
	Year Ended April 30,
	2021	2020

INCREASE (DECREASE) IN NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS

OPERATIONS
Net investment income	$14,721,109	$12,846,839
Net realized gain (loss)	1,097,159	(6,526,638)
Net change in unrealized appreciation (depreciation)	33,432,792	(11,166,868)

Net increase (decrease) in net assets applicable to Common Shareholders resulting from operations	49,251,060	(4,846,667)

DISTRIBUTIONS TO COMMON SHAREHOLDERS(a)
Decrease in net assets resulting from distributions to Common Shareholders	(14,051,609)	(12,091,093)

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS
Total increase (decrease) in net assets applicable to Common Shareholders	35,199,451	(16,937,760)
Beginning of year	293,673,252	310,611,012

End of year	$328,872,703	$293,673,252

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

FINANCIAL STATEMENTS	51

Statements of Cash Flows

Year Ended April 30, 2021

	MYD	MQY	MQT

CASH PROVIDED BY (USED FOR) OPERATING ACTIVITIES
Net increase in net assets resulting from operations	$119,608,160	$77,331,445	$49,251,060
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities
Proceeds from sales of long-term investments	159,193,593	77,310,883	44,755,320
Purchases of long-term investments	(179,488,030)	(74,801,966)	(42,895,993)
Net proceeds from sales (purchases) of short-term securities	19,878,720	(22,083,592)	(616,560)
Amortization of premium and accretion of discount on investments and other fees	2,984,872	605,188	519,499
Net realized gain on investments	(1,992,708)	(835,348)	(483,175)
Net unrealized appreciation on investments	(85,446,992)	(51,372,458)	(33,588,695)
(Increase) Decrease in Assets
Receivables
Dividends — affiliated	9,033	349	956
Interest — unaffiliated	612,163	(1,456,484)	(36,746)
Prepaid expenses	880	(175,798)	4,903
Increase (Decrease) in Liabilities
Payables
Interest expense and fees	(514,001)	(483,418)	(341,115)
Investment advisory fees	(419,535)	(608,298)	(205,921)
Directors’ and Officer’s fees	104,532	75,422	(1,627)
Other accrued expenses	16,556	67,402	22,588
Reorganization costs	—	(129,134)	—
Variation margin on futures contracts	31,377	85,530	23,360

Net cash provided by operating activities	34,578,620	3,529,723	16,407,854

CASH PROVIDED BY (USED FOR) FINANCING ACTIVITIES
Cash dividends paid to Common Shareholders	(31,530,034)	(21,534,005)	(13,826,028)
Repayments of TOB Trust Certificates	(10,556,858)	(7,380,404)	(3,202,693)
Repayments of Loan for TOB Trust Certificates	(3,252,353)	(2,375,000)	(3,040,000)
Payments on Common Shares redeemed	—	(1,564)	—
Proceeds from TOB Trust Certificates	8,087,883	4,895,410	4,678,600
Proceeds from Loan for TOB Trust Certificates	3,252,353	—	—
Decrease in bank overdraft	—	—	(606,155)
Amortization of deferred offering costs	16,748	13,125	—

Net cash used for financing activities	(33,982,261)	(26,382,438)	(15,996,276)

CASH
Net increase (decrease) in restricted and unrestricted cash	596,359	(22,852,715)	411,578
Restricted and unrestricted cash at beginning of year	—	24,362,432	—

Restricted and unrestricted cash at end of year	$596,359	$1,509,717	$411,578

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION
Cash paid during the year for interest expense	$3,884,081	$3,165,901	$2,148,902

NON-CASH FINANCING ACTIVITIES
Capital shares issued in reinvestment of distributions paid to Common Shareholders	$—	$727,882	$—

Fair value of investments and derivatives acquired through reorganization	—	1,090,564,023	—

Common Shares issued in reorganization	—	704,080,024	—

Preferred Shares issued in reorganization	—	273,700,000	—

RECONCILIATION OF RESTRICTED AND UNRESTRICTED CASH AT THE END OF YEAR TO THE STATEMENTS OF ASSETS AND LIABILITIES
Cash	$43,359	$108,717	$29,578
Cash pledged
Futures contracts	553,000	1,401,000	382,000

	$596,359	$1,509,717	$411,578

See notes to financial statements.

52	2021 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights

(For a share outstanding throughout each period)

	MYD
	Year Ended April 30,
	2021	2020		2019	2018	2017
Net asset value, beginning of year	$13.38	$14.56		$14.38	$14.71	$15.61

Net investment income(a)	0.69	0.66		0.73	0.79	0.84
Net realized and unrealized gain (loss)	1.86	(1.16)		0.17	(0.30)	(0.87)

Net increase (decrease) from investment operations	2.55	(0.50)		0.90	0.49	(0.03)

Distributions to Common Shareholders from net investment income(b)	(0.67)	(0.68)		(0.72)	(0.82)	(0.87)

Net asset value, end of year	$15.26	$13.38		$14.56	$14.38	$14.71

Market price, end of year	$14.62	$12.29		$14.15	$13.12	$14.75

Total Return Applicable to Common Shareholders(c)
Based on net asset value	19.61%	(3.66)%		6.80%	3.47%	(0.16)%

Based on market price	24.76%	(8.94)%		13.76%	(5.85)%	(0.65)%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses	1.36%	2.07	%(d)	2.27%	2.00%	1.75%

Total expenses after fees waived and/or reimbursed.	1.36%	2.07	%(d)	2.27%	2.00%	1.75%

Total expenses after fees waived and/or reimbursed and excluding interest expense, fees, and amortization of offering costs(e)(f)	0.87%	0.85	%(d)	0.88%	0.89%	0.89%

Net investment income to Common Shareholders	4.66%	4.49	%(d)	5.10%	5.33%	5.52%

Supplemental Data
Net assets applicable to Common Shareholders, end of year (000)	$715,876	$627,798		$682,832	$674,077	$687,869

VRDP Shares outstanding at $100,000 liquidation value, end of year (000)	$251,400	$251,400		$251,400	$251,400	$251,400

Asset coverage per VRDP Shares at $100,000 liquidation value, end of year	$384,756	$349,719		$371,612	$368,129	$373,615

Borrowings outstanding, end of year (000)	$145,316	$147,785		$136,925	$167,150	$168,316

Portfolio turnover rate.	14%	19%		17%	9%	10%

(a)	Based on average Common Shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

(d)	Excludes expenses incurred indirectly as a result of investments in underlying funds of 0.01%.
(e)	Interest expense, fees and amortization of offering costs related to TOB Trusts and/or VRDP Shares. See Note 4 and Note 10 of the Notes to Financial Statements for details.
(f)	The total expense ratio after fees waived and/or reimbursed and excluding interest expense, fees, amortization of offering costs, liquidity and remarketing fees as follows:

	Year Ended April 30,
	2021	2020	2019	2018	2017
Expense ratios	0.86%	0.85%	0.88%	0.88%	0.89%

See notes to financial statements.

FINANCIAL HIGHLIGHTS	53

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	MQY
	Year Ended April 30,
	2021		2020	2019	2018	2017

Net asset value, beginning of year	$14.79		$15.67	$15.22	$15.56	$16.47

Net investment income(a)	0.75		0.67	0.69	0.77	0.85
Net realized and unrealized gain (loss)	1.80		(0.91)	0.47	(0.29)	(0.89)

Net increase (decrease) from investment operations	2.55		(0.24)	1.16	0.48	(0.04)

Distributions to Common Shareholders(b)
From net investment income	(0.77)		(0.64)	(0.69)	(0.82)	(0.87)
From net realized gain	—		—	(0.02)	—	—

Total distributions to Common Shareholders	(0.77)		(0.64)	(0.71)	(0.82)	(0.87)

Net asset value, end of year	$16.57		$14.79	$15.67	$15.22	$15.56

Market price, end of year	$15.92		$13.88	$13.99	$13.83	$15.14

Total Return Applicable to Common Shareholders(c)
Based on net asset value	17.56%		(1.44)%	8.42%	3.28%	(0.12)%

Based on market price	20.35%		3.60%	6.53%	(3.55)%	(3.34)%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses	1.48	%(d)	2.20%	2.48%	2.05%	1.74%

Total expenses after fees waived and/or reimbursed	1.47	%(d)	2.20%	2.48%	2.05%	1.74%

Total expenses after fees waived and/or reimbursed and excluding interest expense, fees, and amortization of offering costs(e)(f)	0.95	%(d)	0.90%	0.93%	0.91%	0.89%

Net investment income to Common Shareholders	4.64%		4.15%	4.55%	4.91%	5.28%

Supplemental Data
Net assets applicable to Common Shareholders, end of year (000)	$1,212,632		$454,276	$481,212	$467,334	$477,758

VRDP Shares outstanding at $100,000 liquidation value, end of year (000)	$450,300		$176,600	$176,600	$176,600	$176,600

Asset coverage per VRDP Shares at $100,000 liquidation value, end of year	$369,294		$357,235	$372,487	$364,628	$370,531

Borrowings outstanding, end of year (000)	$268,075		$129,475	$134,198	$139,144	$119,144

Portfolio turnover rate	8%		18%	21%	20%	13%

(a)	Based on average Common Shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

(d)

Includes non-recurring expenses of reorganization costs. Without these costs, total expenses, total expenses after fees waived and/or reimbursed and total expenses after fees waived and/or reimbursed and excluding interest expense, fees, and amortization of offering cost would have been 1.42%, 1.41% and 0.90%, respectively.

(e)	Interest expense, fees and amortization of offering costs related to TOB Trusts and/or VRDP Shares. See Note 4 and Note 10 of the Notes to Financial Statements for details.
(f)	The total expense ratio after fees waived and/or reimbursed and excluding interest expense, fees, amortization of offering costs, liquidity and remarketing fees as follows:

	Year Ended April 30,
	2021	2020	2019	2018	2017
Expense ratios	0.94%	0.90%	0.93%	0.91%	0.89%

See notes to financial statements.

54	2021 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	MQT
	Year Ended April 30,
	2021	2020	2019	2018	2017

Net asset value, beginning of year	$13.02	$13.77	$13.37	$13.69	$14.45

Net investment income(a)	0.65	0.57	0.60	0.66	0.73
Net realized and unrealized gain (loss)	1.53	(0.78)	0.39	(0.29)	(0.74)

Net increase (decrease) from investment operations	2.18	(0.21)	0.99	0.37	(0.01)

Distributions to Common Shareholders from net investment income(b)	(0.62)	(0.54)	(0.59)	(0.69)	(0.75)

Net asset value, end of year	$14.58	$13.02	$13.77	$13.37	$13.69

Market price, end of year	$13.92	$11.99	$12.26	$11.98	$12.94

Total Return Applicable to Common Shareholders(c)
Based on net asset value	17.24%	(1.41)%	8.21%	3.01%	0.12%

Based on market price	21.55%	1.97%	7.52%	(2.35)%	(4.57)%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses	1.47%	2.29%	2.59%	2.10%	1.79%

Total expenses after fees waived and/or reimbursed	1.47%	2.29%	2.58%	2.10%	1.79%

Total expenses after fees waived and/or reimbursed and excluding interest expense, fees, and amortization of offering costs(d)	0.91%	0.92%	0.95%	0.92%	0.90%

Net investment income to Common Shareholders	4.57%	4.04%	4.47%	4.75%	5.13%

Supplemental Data
Net assets applicable to Common Shareholders, end of year (000)	$328,873	$293,673	$310,611	$301,697	$308,707

VMTP Shares outstanding at $100,000 liquidation value, end of year (000)	$116,500	$116,500	$116,500	$116,500	$116,500

Asset coverage per VMTP Shares at $100,000 liquidation value, end of year	$382,294	$352,080	$366,619	$358,967	$364,984

Borrowings outstanding, end of year (000)	$80,614	$82,178	$90,517	$87,513	$72,634

Portfolio turnover rate	8%	19%	22%	21%	13%

(a)	Based on average Common Shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

(d)	Interest expense, fees and amortization of offering costs related to TOB Trusts and/or VMTP Shares. See Note 4 and Note 10 of the Notes to Financial Statements for details.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	55

Notes to Financial Statements

1.	ORGANIZATION

The following are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as closed-end management investment companies and are referred to herein collectively as the “Funds”, or individually as a “Fund”:

Fund Name	Herein Referred To As	Organized	Diversification Classification
BlackRock MuniYield Fund, Inc.	MYD	Maryland	Diversified
BlackRock MuniYield Quality Fund, Inc.	MQY	Maryland	Diversified
BlackRock MuniYield Quality Fund II, Inc.	MQT	Maryland	Diversified

The Boards of Directors of the Funds are collectively referred to throughout this report as the “Board,” and the directors thereof are collectively referred to throughout this report as “Directors”. The Funds determine and make available for publication the net asset values (“NAVs”) of their Common Shares on a daily basis.

The Funds, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, are included in a complex of non-index fixed-income mutual funds and all BlackRock-advised closed-end funds referred to as the BlackRock Fixed-Income Complex.

Reorganizations: The Board and shareholders of MQY (the “Acquiring Fund”) and the Board and shareholders of each of BlackRock Maryland Municipal Bond Trust (“BZM”), BlackRock Massachusetts Tax-Exempt Trust (“MHE”), BlackRock MuniYield Arizona Fund, Inc. (“MZA”), BlackRock MuniYield Investment Fund (“MYF”) and BlackRock MuniEnhanced Fund, Inc. (“MEN”) (individually, a “Target Fund” and collectively the “Target Funds”) approved the reorganization of each Target Fund into the Acquiring Fund. As a result, the Acquiring Fund acquired substantially all of the assets and assumed substantially all of the liabilities of each Target Fund in exchange for an equal aggregate value of newly-issued Common Shares and Preferred Shares of the Acquiring Fund.

Each Common Shareholder of a Target Fund received Common Shares of the Acquiring Fund in an amount equal to the aggregate net asset value (“NAV”) of such Common Shareholder’s Target Fund Common Shares, as determined at the close of business on April 16, 2021. Cash was distributed for any fractional shares.

Each Preferred Shareholder of a Target Fund received Preferred Shares of the Acquiring Fund in an amount equal to the aggregate liquidation preference of the Target Fund’s Preferred Shares held by such Preferred Shareholder prior to the Target Fund’s reorganizations.

The reorganizations were accomplished by a tax-free exchange of Common Shares and Preferred Shares of the Acquiring Fund in the following amounts and at the following conversion ratios:

Target Funds	Target Fund’s Share Class	Shares Prior to Reorganization	Conversion Ratio	MQY’s Share Class	Shares of MQY
BZM	Common	2,083,853	0.91690814	Common	1,910,699	(a)
MHE	Common	2,371,448	0.83140659	Common	1,971,620	(a)
MZA	Common	4,640,560	0.89199202	Common	4,139,337	(a)
MYF	Common	13,713,952	0.88734134	Common	12,168,943	(a)
MEN	Common	29,681,476	0.74877257	Common	22,224,620	(a)
BZM	VRDP	160	1	VRDP	160
MHE	VRDP	185	1	VRDP	185
MZA	VRDP	373	1	VRDP	373
MYF	VRDP	594	1	VRDP	594
MEN	VRDP	1,425	1	VRDP	1,425

(a) Net of fractional shares redeemed.

Each Target Fund’s net assets and composition of net assets on April 16, 2021, the valuation date of the reorganization were as follows:

	BZM	MHE	MZA	MYF	MEN
Net assets applicable to Common Shareholders	$31,717,107	$32,728,595	$68,711,731	$202,001,002	$368,921,589
Paid-in-capital	29,279,451	29,061,105	60,666,284	182,846,055	311,066,176
Accumulated earnings	2,437,656	3,667,490	8,045,447	19,154,947	57,855,413

For financial reporting purposes, assets received and shares issued by the Acquiring Fund were recorded at fair value. However, the cost basis of the investments received from the Target Funds were carried forward to align ongoing reporting of the Acquiring Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

The net assets applicable to Common Shareholders of the Acquiring Fund before the reorganizations were $510,548,104. The aggregate net assets applicable to Common Shareholders of the Acquiring Fund immediately after the reorganizations amounted to $1,214,628,128. Each Target Fund’s fair value and cost of financial instruments prior to the reorganization were as follows:

Target Funds	Fair Value of Investments	Cost of Investments	TOB Trust Certificates	Preferred Shares Value
BZM	$47,375,039	$44,331,936	$2,999,064	$16,000,000

56	2021 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (continued)

Target Funds	Fair Value of Investments	Cost of Investments	TOB Trust Certificates	Preferred Shares Value
MHE	47,924,139	43,431,566	2,965,858	18,500,000
MZA	106,463,580	96,825,424	2,000,000	37,300,000
MYF	308,464,746	282,979,848	52,915,670	59,400,000
MEN	580,336,519	514,194,693	82,579,416	142,500,000

The purpose of these transactions was to combine six funds managed by the Manager with the same or substantially similar (but not identical) investment objectives, investment policies, strategies, risks and restrictions. Each reorganization was a tax-free event and was effective on April 19, 2021.

Assuming the reorganization had been completed on May 1, 2020, the beginning of the fiscal reporting period of MQY, the pro forma results of operations for the year ended April 30, 2021, are as follows:

•	Net investment income (loss): $53,803,674

•	Net realized and change in unrealized gain/loss on investments: $128,902,389

•	Net increase in net assets resulting from operations: $182,706,063

Because the combined investment portfolios have been managed as a single integrated portfolio since the reorganization was completed, it is not practicable to separate the amounts of revenue and earnings of each Target Fund that have been included in MQY’s Statement of Operations since April 19, 2021.

Reorganization costs incurred by MQY in connection with the reorganization were expensed MQY. The Manager reimbursed the Fund $45,776, which is included in fees waived and/or reimbursed by the Manager in the Statements of Operations.

2. SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed. Realized gains and losses on investment transactions are determined using the specific identification method. Dividend income and capital gain distributions, if any, are recorded on the ex-dividend dates. Non-cash dividends, if any, are recorded on the ex-dividend dates at fair value. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized daily on an accrual basis.

Segregation and Collateralization: In cases where a Fund enters into certain borrowings (e.g., TOB Trust transactions) that would be treated as “senior securities” for 1940 Act purposes, a Fund may segregate or designate on its books and records cash or liquid assets having a market value at least equal to the amount of its future obligations under such borrowings. Doing so allows the borrowings to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Funds may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Distributions: Distributions from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates and made at least annually. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

Distributions to Preferred Shareholders are accrued and determined as described in Note 10.

Deferred Compensation Plan: Under the Deferred Compensation Plan (the “Plan”) approved by each Fund’s Board, the directors who are not “interested persons” of the Funds, as defined in the 1940 Act (“Independent Directors”), may defer a portion of their annual complex-wide compensation. Deferred amounts earn an approximate return as though equivalent dollar amounts had been invested in common shares of certain funds in the BlackRock Fixed-Income Complex selected by the Independent Directors. This has the same economic effect for the Independent Directors as if the Independent Directors had invested the deferred amounts directly in certain funds in the BlackRock Fixed-Income Complex.

The Plan is not funded and obligations thereunder represent general unsecured claims against the general assets of each Fund, as applicable. Deferred compensation liabilities, if any, are included in the Directors’ and Officer’s fees payable in the Statements of Assets and Liabilities and will remain as a liability of the Funds until such amounts are distributed in accordance with the Plan.

Indemnifications: In the normal course of business, a Fund enters into contracts that contain a variety of representations that provide general indemnification. A Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against a Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to a Fund are charged to that Fund. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods.

NOTES TO FINANCIAL STATEMENTS	57

Notes to Financial Statements (continued)

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: Each Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) each day that the Fund is open for business and, for financial reporting purposes, as of the report date. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Each Fund determines the fair values of its financial instruments using various independent dealers or pricing services under policies approved by the Board. If a security’s market price is not readily available or does not otherwise accurately represent the fair value of the security, the security will be valued in accordance with a policy approved by the Board as reflecting fair value. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Fund’s assets and liabilities:

•

Fixed-income investments for which market quotations are readily available are generally valued using the last available bid price or current market quotations provided by independent dealers or third party pricing services. Pricing services generally value fixed-income securities assuming orderly transactions of an institutional round lot size, but a fund may hold or transact in such securities in smaller, odd lot sizes. Odd lots may trade at lower prices than institutional round lots. The pricing services may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values, including transaction data (e.g., recent representative bids and offers), market data, credit quality information, perceived market movements, news, and other relevant information. Certain fixed-income securities, including asset- backed and mortgage related securities may be valued based on valuation models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. The amortized cost method of valuation may be used with respect to debt obligations with sixty days or less remaining to maturity unless the Manager determines such method does not represent fair value.

•	Investments in open-end U.S. mutual funds (including money market funds) are valued at that day’s published NAV.

•	Futures contracts are valued based on that day’s last reported settlement or trade price on the exchange where the contract is traded.

If events (e.g., a market closure, market volatility, company announcement or a natural disaster) occur that are expected to materially affect the value of such investment, or in the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that each Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

Fair Value Hierarchy: Various inputs are used in determining the fair value of financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 – Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that each Fund has the ability to access;

•

Level 2 – Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs); and

•

Level 3 – Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Global Valuation Committee’s assumptions used in determining the fair value of financial instruments).

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by privately held companies or funds that may not have a secondary market and/or may have a limited number of investors. The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4.	SECURITIES AND OTHER INVESTMENTS

Zero-Coupon Bonds: Zero-coupon bonds are normally issued at a significant discount from face value and do not provide for periodic interest payments. These bonds may experience greater volatility in market value than other debt obligations of similar maturity which provide for regular interest payments.

Forward Commitments, When-Issued and Delayed Delivery Securities: The Funds may purchase securities on a when-issued basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. A Fund may purchase securities under such conditions with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since

58	2021 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

the value of securities purchased may fluctuate prior to settlement, a Fund may be required to pay more at settlement than the security is worth. In addition, a Fund is not entitled to any of the interest earned prior to settlement. When purchasing a security on a delayed delivery basis, a Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations. In the event of default by the counterparty, a Fund’s maximum amount of loss is the unrealized appreciation of unsettled when-issued transactions.

Municipal Bonds Transferred to TOB Trusts: Certain Funds leverage their assets through the use of “TOB Trust” transactions. The funds transfer municipal bonds into a special purpose trust (a “TOB Trust”). A TOB Trust issues two classes of beneficial interests: short-term floating rate interests (“TOB Trust Certificates”), which are sold to third party investors, and residual inverse floating rate interests (“TOB Residuals”), which are issued to the participating funds that contributed the municipal bonds to the TOB Trust. The TOB Trust Certificates have interest rates that reset weekly and their holders have the option to tender such certificates to the TOB Trust for redemption at par and any accrued interest at each reset date. The TOB Residuals held by a fund provide the fund with the right to cause the holders of a proportional share of the TOB Trust Certificates to tender their certificates to the TOB Trust at par plus accrued interest. The funds may withdraw a corresponding share of the municipal bonds from the TOB Trust. Other funds managed by the investment adviser may also contribute municipal bonds to a TOB Trust into which a fund has contributed bonds. If multiple BlackRock-advised funds participate in the same TOB Trust, the economic rights and obligations under the TOB Residuals will be shared among the funds ratably in proportion to their participation in the TOB Trust.

TOB Trusts are supported by a liquidity facility provided by a third party bank or other financial institution (the “Liquidity Provider”) that allows the holders of the TOB Trust Certificates to tender their certificates in exchange for payment of par plus accrued interest on any business day. The tendered TOB Trust Certificates are remarketed by a Remarketing Agent. In the event of a failed remarketing, the TOB Trust may draw upon a loan from the Liquidity Provider to purchase the tendered TOB Trust Certificates. Any loans made by the Liquidity Provider will be secured by the purchased TOB Trust Certificates held by the TOB Trust and will be subject to an increased interest rate based on number of days the loan is outstanding.

The TOB Trust may be collapsed without the consent of a fund, upon the occurrence of a termination event as defined in the TOB Trust agreement. Upon the occurrence of a termination event, a TOB Trust would be liquidated with the proceeds applied first to any accrued fees owed to the trustee of the TOB Trust, the Remarketing Agent and the Liquidity Provider. Upon certain termination events, TOB Trust Certificates holders will be paid before the TOB Residuals holders (i.e., the Funds) whereas in other termination events, TOB Trust Certificates holders and TOB Residuals holders will be paid pro rata.

While a fund’s investment policies and restrictions expressly permit investments in inverse floating rate securities, such as TOB Residuals, they restrict the ability of a fund to borrow money for purposes of making investments. The Funds’ management believes that a Fund’s restrictions on borrowings do not apply to the Funds’ TOB Trust transactions. Each fund’s transfer of the municipal bonds to a TOB Trust is considered a secured borrowing for financial reporting purposes. The cash received by the TOB Trust from the sale of the TOB Trust Certificates, less certain transaction expenses, is paid to a fund. A fund typically invests the cash received in additional municipal bonds.

Accounting for TOB Trusts: The municipal bonds deposited into a TOB Trust are presented in a fund’s Schedule of Investments and the TOB Trust Certificates are shown in Other Liabilities in the Statements of Assets and Liabilities. Any loans drawn by the TOB Trust pursuant to the liquidity facility to purchase tendered TOB Trust Certificates are shown as Loan for TOB Trust Certificates. The carrying amount of a fund’s payable to the holder of the TOB Trust Certificates, as reported in the Statements of Assets and Liabilities as TOB Trust Certificates, approximates its fair value.

Interest income, including amortization and accretion of premiums and discounts, from the underlying municipal bonds is recorded by a fund on an accrual basis. Interest expense incurred on the TOB Trust transaction and other expenses related to remarketing, administration, trustee, liquidity and other services to a TOB Trust are shown as interest expense, fees and amortization of offering costs in the Statements of Operations. Fees paid upon creation of the TOB Trust are recorded as debt issuance costs and are amortized to interest expense, fees and amortization of offering costs in the Statements of Operations to the expected maturity of the TOB Trust. In connection with the restructurings of the TOB Trusts to non-bank sponsored TOB Trusts, a fund incurred non-recurring, legal and restructuring fees, which are recorded as interest expense, fees and amortization of offering costs in the Statements of Operations. Amounts recorded within interest expense, fees and amortization of offering costs in the Statements of Operations are:

Fund Name	Interest Expense	Liquidity Fees	Other Expenses	Total
MYD	$226,070	$593,499	$194,475	$1,014,044
MQY	220,544	549,237	197,920	967,701
MQT	142,350	345,447	121,026	608,823

For the year ended April 30, 2021, the following table is a summary of each Fund’s TOB Trusts:

Fund Name	Underlying Municipal Bonds Transferred to TOB Trusts(a)	Liability for TOB Trust Certificates(b)	Range of Interest Rates on TOB Trust Certificates at Period End	Average TOB Trust Certificates Outstanding	Daily Weighted Average Rate of Interest and Other Expenses on TOB Trusts
MYD	$246,388,566	$145,316,053	0.07% — 0.32%	$145,455,170	0.69%
MQY	476,439,911	268,074,884	0.08 — 0.31	133,215,938	0.72
MQT	144,424,082	80,614,008	0.08 — 0.31	82,035,253	0.74

(a)

The municipal bonds transferred to a TOB Trust are generally high grade municipal bonds. In certain cases, when municipal bonds transferred are lower grade municipal bonds, the TOB Trust transaction may include a credit enhancement feature that provides for the timely payment of principal and interest on the bonds to the TOB Trust by a credit enhancement provider in the event of default of the municipal bond. The TOB Trust would be responsible for the payment of the credit enhancement fee and the funds, as TOB Residuals holders, would be responsible for reimbursement of any payments of principal and interest made by the credit enhancement provider. The maximum potential amounts owed by the funds, for such reimbursements, as applicable, are included in the maximum potential amounts disclosed for recourse TOB Trusts in the Schedules of Investments.

NOTES TO FINANCIAL STATEMENTS	59

Notes to Financial Statements  (continued)

(b)

TOB Trusts may be structured on a non-recourse or recourse basis. When a Fund invests in TOB Trusts on a non-recourse basis, the Liquidity Provider may be required to make a payment under the liquidity facility to allow the TOB Trust to repurchase TOB Trust Certificates. The Liquidity Provider will be reimbursed from the liquidation of bonds held in the TOB Trust. If a fund invests in a TOB Trust on a recourse basis, a fund enters into a reimbursement agreement with the Liquidity Provider where a fund is required to reimburse the Liquidity Provider for any shortfall between the amount paid by the Liquidity Provider and proceeds received from liquidation of municipal bonds held in the TOB Trust (the “Liquidation Shortfall”). As a result, if a fund invests in a recourse TOB Trust, a fund will bear the risk of loss with respect to any Liquidation Shortfall. If multiple funds participate in any such TOB Trust, these losses will be shared ratably, including the maximum potential amounts owed by a fund at April 30, 2021, in proportion to their participation in the TOB Trust. The recourse TOB Trusts are identified in the Schedules of Investments including the maximum potential amounts owed by a fund at April 30, 2021.

For the year ended April 30, 2021, the following table is a summary of each Fund’s Loan for TOB Trust Certificates:

Fund Name	Loans Outstanding at Period End	Range of Interest Rates on Loans at Period End	Average Loans Outstanding	Daily Weighted Average Rate of Interest and Other Expenses on Loans
MYD	$—	—%	$240,585	0.71%
MQY	—	—	214,726	0.71
MQT	—	—	369,370	0.77

5.	DERIVATIVE FINANCIAL INSTRUMENTS

The Funds engage in various portfolio investment strategies using derivative contracts both to increase the returns of the Funds and/or to manage their exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Schedules of Investments. These contracts may be transacted on an exchange or over-the-counter (“OTC”).

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk) and changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are exchange-traded agreements between the Funds and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Funds are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Amounts pledged, which are considered restricted, are included in cash pledged for futures contracts in the Statements of Assets and Liabilities.

Securities deposited as initial margin are designated in the Schedules of Investments and cash deposited, if any, are shown as cash pledged for futures contracts in the Statements of Assets and Liabilities. Pursuant to the contract, the Funds agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statements of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest rates, foreign currency exchange rates or underlying assets.

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory: Each Fund entered into an Investment Advisory Agreement with the Manager, the Funds’ investment adviser and an indirect, wholly-owned subsidiary of BlackRock, Inc. (“BlackRock”), to provide investment advisory and administrative services. The Manager is responsible for the management of each Fund’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of each Fund.

For such services, each Fund pays the Manager a monthly fee at an annual rate equal to 0.50% of the average daily value of each Fund’s net assets.

For purposes of calculating these fees, “net assets” mean the total assets of the Fund minus the sum of its accrued liabilities (which does not include liabilities represented by TOB Trusts and the liquidation preference of any outstanding preferred shares). It is understood that the liquidation preference of any outstanding preferred stock (other than accumulated dividends) and TOB Trusts is not considered a liability in determining a Fund’s NAV.

Waivers: With respect to each Fund, the Manager contractually agreed to waive its investment advisory fees by the amount of investment advisory fees each Fund pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”) through June 30, 2022. The contractual agreement may be terminated upon 90 days’ notice by a majority of the Independent Directors, or by a vote of a majority of the outstanding voting securities of a Fund. These amounts are included in fees waived and/or reimbursed by the Manager in the Statements of Operations. For the year ended April 30, 2021, the amounts waived were as follows:

Fund Name	Amounts Waived
MYD	$9,678
MQY	1,128
MQT	912

60	2021 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

The Manager contractually agreed to waive its investment advisory fee with respect to any portion of each Fund’s assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee through June 30, 2022. The agreement can be renewed for annual periods thereafter, and may be terminated on 90 days’ notice, each subject to approval by a majority of the Funds’ Independent Directors. For the year ended April 30, 2021, there were no fees waived by the Manager pursuant to this arrangement.

Directors and Officers: Certain directors and/or officers of the Funds are directors and/or officers of BlackRock or its affiliates. The Funds reimburse the Manager for a portion of the compensation paid to the Funds’ Chief Compliance Officer, which is included in Directors and Officer in the Statements of Operations.

7.	PURCHASES AND SALES

For the year ended April 30, 2021, purchases and sales of investments, excluding short-term investments, were as follows:

Fund Name	Purchases	Sales
MYD	$176,573,692	$153,906,176
MQY	73,774,020	76,924,366
MQT	42,229,659	43,898,180

8.	INCOME TAX INFORMATION

It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

Each Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on each Fund’s U.S. federal tax returns generally remains open for a period of three fiscal years after they are filed. The statutes of limitations on each Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Funds as of April 30, 2021, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or NAVs per share. As of period end, the following permanent differences attributable to were reclassified to the following accounts:

Fund Name	Paid-in Capital	Accumulated Earnings (Loss)
MYD	$(15,826)	$15,826
MQY	(258,984)	258,984

The tax character of distributions paid was as follows:

Fund Name	Year Ended 04/30/21	Year Ended 04/30/20
MYD
Tax-exempt income(a)	$33,881,990	$37,561,237
Ordinary income(b)	4,080	13,836

	$33,886,070	$37,575,073

MQY
Tax-exempt income(a)	$25,481,686	$23,378,717
Ordinary income(b)	15,439	56,707

	$25,497,125	$23,435,424

MQT
Tax-exempt income(a)	$15,227,259	$14,617,033
Ordinary income(b)	23,314	9,929

	$15,250,573	$14,626,962

(a)	The Funds designate these amounts paid during the fiscal year ended April 30, 2021, as exempt-interest dividends.
(b)

Ordinary income consists primarily of taxable income recognized from market discount. Additionally, all ordinary income distributions are comprised of interest related dividends for non-U.S. residents and are eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations.

As of period end, the tax components of accumulated earnings (loss) were as follows:

Fund Name	Undistributed Tax-Exempt Income	Undistributed Ordinary Income	Non-Expiring Capital Loss Carryforwards(a)	Net Unrealized Gains (Losses)(b)	Total
MYD	$—	$3,738	$(15,082,902)	$104,446,645	$89,367,481

NOTES TO FINANCIAL STATEMENTS	61

Notes to Financial Statements  (continued)

Fund Name	Undistributed Tax-Exempt Income	Undistributed Ordinary Income	Non-Expiring Capital Loss Carryforwards(a)	Net Unrealized Gains (Losses)(b)	Total
MQY	$1,911,445	$—	$(26,837,351)	$193,607,297	$168,681,391
MQT.	1,279,459	—	(6,966,217)	55,082,813	49,396,055

(a)	Subject to limitation, amounts available to offset future realized capital gains.
(b)

The differences between book-basis and tax-basis net unrealized gains were attributable primarily to the tax deferral of losses on wash sales and straddles, amortization and accretion methods of premiums and discounts on fixed income securities, the realization for tax purposes of unrealized losses on certain futures contracts, the accrual of income on securities in default, the deferral of compensation to Directors and the treatment of residual interests in tender option bond trusts.

During the year ended April 30, 2021, the Funds listed below utilized the following amounts of their respective capital loss carryforward:

Fund Name	Amounts
MYD	$1,930,750
MQY	1,747,996
MQT	964,228

As of April 30, 2021, gross unrealized appreciation and depreciation based on cost of investments (including short positions and derivatives, if any) for U.S. federal income tax purposes were as follows:

Fund Name	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
MYD	$851,044,214	$109,353,282	$(4,074,485)	$105,278,797
MQY	1,453,598,182	194,603,618	(593,721)	194,009,897
MQT	385,398,200	55,400,213	(317,399)	55,082,814

9.	PRINCIPAL RISKS

In the normal course of business, the Funds invest in securities or other instruments and may enter into certain transactions, and such activities subject each Fund to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Funds and their investments.

The Funds may hold a significant amount of bonds subject to calls by the issuers at defined dates and prices. When bonds are called by issuers and the Funds reinvest the proceeds received, such investments may be in securities with lower yields than the bonds originally held, and correspondingly, could adversely impact the yield and total return performance of a Fund.

A Fund structures and “sponsors” the TOB Trusts in which it holds TOB Residuals and has certain duties and responsibilities, which may give rise to certain additional risks including, but not limited to, compliance, securities law and operational risks.

Should short-term interest rates rise, the Funds’ investments in the TOB Trusts may adversely affect the Funds’ net investment income and dividends to Common Shareholders. Also, fluctuations in the market value of municipal bonds deposited into the TOB Trust may adversely affect the Funds’ NAVs per share.

The U.S. Securities and Exchange Commission (“SEC”) and various federal banking and housing agencies have adopted credit risk retention rules for securitizations (the “Risk Retention Rules”). The Risk Retention Rules would require the sponsor of a TOB Trust to retain at least 5% of the credit risk of the underlying assets supporting the TOB Trust’s municipal bonds. The Risk Retention Rules may adversely affect the Funds’ ability to engage in TOB Trust transactions or increase the costs of such transactions in certain circumstances.

TOB Trusts constitute an important component of the municipal bond market. Any modifications or changes to rules governing TOB Trusts may adversely impact the municipal market and the Funds, including through reduced demand for and liquidity of municipal bonds and increased financing costs for municipal issuers. The ultimate impact of any potential modifications on the TOB Trust market and the overall municipal market is not yet certain.

Each Fund may invest without limitation in illiquid or less liquid investments or investments in which no secondary market is readily available or which are otherwise illiquid, including private placement securities. A Fund may not be able to readily dispose of such investments at prices that approximate those at which a Fund could sell such investments if they were more widely traded and, as a result of such illiquidity, a Fund may have to sell other investments or engage in borrowing transactions if necessary to raise funds to meet its obligations. Limited liquidity can also affect the market price of investments, thereby adversely affecting a Fund’s net asset value and ability to make dividend distributions. Privately issued debt securities are often of below investment grade quality, frequently are unrated and present many of the same risks as investing in below investment grade public debt securities.

Market Risk: Each Fund may be exposed to prepayment risk, which is the risk that borrowers may exercise their option to prepay principal earlier than scheduled during periods of declining interest rates, which would force each Fund to reinvest in lower yielding securities. Each Fund may also be exposed to reinvestment risk, which is the risk that income from each Fund’s portfolio will decline if each Fund invests the proceeds from matured, traded or called fixed-income securities at market interest rates that are below each Fund portfolio’s current earnings rate.

62	2021 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

Municipal securities are subject to the risk that litigation, legislation or other political events, local business or economic conditions, credit rating downgrades, or the bankruptcy of the issuer could have a significant effect on an issuer’s ability to make payments of principal and/or interest or otherwise affect the value of such securities. Municipal securities can be significantly affected by political or economic changes, including changes made in the law after issuance of the securities, as well as uncertainties in the municipal market related to, taxation, legislative changes or the rights of municipal security holders, including in connection with an issuer insolvency. Municipal securities backed by current or anticipated revenues from a specific project or specific assets can be negatively affected by the discontinuance of the tax benefits supporting the project or assets or the inability to collect revenues for the project or from the assets. Municipal securities may be less liquid than taxable bonds, and there may be less publicly available information on the financial condition of municipal security issuers than for issuers of other securities.

An outbreak of respiratory disease caused by a novel coronavirus has developed into a global pandemic and has resulted in closing borders, quarantines, disruptions to supply chains and customer activity, as well as general concern and uncertainty. The impact of this pandemic, and other global health crises that may arise in the future, could affect the economies of many nations, individual companies and the market in general in ways that cannot necessarily be foreseen at the present time. This pandemic may result in substantial market volatility and may adversely impact the prices and liquidity of a fund’s investments. The duration of this pandemic and its effects cannot be determined with certainty.

Counterparty Credit Risk: The Funds may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions, including making timely interest and/or principal payments or otherwise honoring its obligations. The Funds manage counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Funds.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

With exchange-traded futures, there is less counterparty credit risk to the Funds since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Funds.

Concentration Risk: A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within each Fund’s portfolio are disclosed in its Schedule of Investments.

Certain Funds invest a significant portion of their assets in securities within a single or limited number of market sectors. When a Fund concentrates its investments in this manner, it assumes the risk that economic, regulatory, political and social conditions affecting such sectors may have a significant impact on the Fund and could affect the income from, or the value or liquidity of, the Fund’s portfolio. Investment percentages in specific sectors are presented in the Schedules of Investments.

Certain Funds invest a significant portion of their assets in fixed-income securities and/or use derivatives tied to the fixed-income markets. Changes in market interest rates or economic conditions may affect the value and/or liquidity of such investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall and decrease as interest rates rise. The Funds may be subject to a greater risk of rising interest rates due to the current period of historically low rates.

LIBOR Transition Risk: The United Kingdom’s Financial Conduct Authority announced a phase out of the London Interbank Offered Rate (“LIBOR”). Although many LIBOR rates will be phased out by the end of 2021, a selection of widely used USD LIBOR rates will continue to be published through June 2023 in order to assist with the transition. The Funds may be exposed to financial instruments tied to LIBOR to determine payment obligations, financing terms, hedging strategies or investment value. The transition process away from LIBOR might lead to increased volatility and illiquidity in markets for, and reduce the effectiveness of new hedges placed against, instruments whose terms currently include LIBOR. The ultimate effect of the LIBOR transition process on the Funds is uncertain.

10.	CAPITAL SHARE TRANSACTIONS

Each Fund is authorized to issue 200 million shares, all of which were initially classified as Common Shares. The par value for each Fund’s Common Shares is $0.10. The par value for each Fund’s Preferred Shares outstanding is $0.10. The Board is authorized, however, to reclassify any unissued Common Shares to Preferred Shares without the approval of Common Shareholders.

Common Shares

For the periods shown, shares issued and outstanding increased by the following amounts as a result of dividend reinvestment:

	Year Ended
Fund Name	04/30/21	04/30/20
MYD	—	28,844
MQY	44,250	—

For the year ended April 30, 2021 and the year ended April 30, 2020, shares issued and outstanding remained constant for MQT.

NOTES TO FINANCIAL STATEMENTS	63

Notes to Financial Statements   (continued)

For the year ended April 30, 2021, Common Shares issued and outstanding increased by 42,415,313 as a result of the reorganization of MQY.

For the year ended April 30, 2021, Common Shares issued and outstanding decreased by 94 as a result of a redemption of fractional shares from the reorganization of MQY.

The Funds participate in an open market share repurchase program (the “Repurchase Program”). From December 1, 2019 through November 30, 2020, each Fund may repurchase up to 5% of its outstanding common shares under the Repurchase Program, based on common shares outstanding as of the close of business on November 30, 2019, subject to certain conditions. From December 1, 2020 through November 30, 2021, each Fund may repurchase up to 5% of its outstanding common shares under the Repurchase Program, based on common shares outstanding as of the close of business on November 30, 2020, subject to certain conditions. There is no assurance that the Funds will purchase shares in any particular amounts. For the year ended April 30, 2021, the Funds did not repurchase any shares.

Preferred Shares

A Fund’s Preferred Shares rank prior to its Common Shares as to the payment of dividends by the Fund and distribution of assets upon dissolution or liquidation of the Fund. The 1940 Act prohibits the declaration of any dividend on Common Shares or the repurchase of Common Shares if the Fund fails to maintain asset coverage of at least 200% of the liquidation preference of the Fund’s outstanding Preferred Shares. In addition, pursuant to the Preferred Shares’ governing instruments, a Fund is restricted from declaring and paying dividends on classes of shares ranking junior to or on parity with its Preferred Shares or repurchasing such shares if the Fund fails to declare and pay dividends on the Preferred Shares, redeem any Preferred Shares required to be redeemed under the Preferred Shares’ governing instruments or comply with the basic maintenance amount requirement of the ratings agencies rating the Preferred Shares.

Holders of Preferred Shares have voting rights equal to the voting rights of holders of Common Shares (one vote per share) and vote together with holders of Common Shares (one vote per share) as a single class on certain matters. Holders of Preferred Shares, voting as a separate class, are also entitled to (i) elect two members of the Board, (ii) elect the full Board if dividends on the Preferred Shares are not paid for a period of two years and (iii) a separate class vote to amend the Preferred Share governing documents. In addition, the 1940 Act requires the approval of the holders of a majority of any outstanding Preferred Shares, voting as a separate class, to (a) adopt any plan of reorganization that would adversely affect the Preferred Shares, (b) change a Fund’s sub-classification as a closed-end investment company or change its fundamental investment restrictions or (c) change its business so as to cease to be an investment company.

VRDP Shares

MYD and MQY (for purposes of this section, a “VRDP Fund”), have issued Series W-7 VRDP Shares, $100,000 liquidation preference per share, in one or more privately negotiated offerings to qualified institutional buyers as defined pursuant to Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”). The VRDP Shares include a liquidity feature and may be subject to a special rate period. As of period end, the VRDP Shares outstanding were as follows:

Fund Name	Issue Date	Shares Issued	Aggregate Principal	Maturity Date
MYD	06/30/11	2,514	$251,400,000	07/01/41
MQY	09/15/11	1,766	176,600,000	10/01/41
	04/19/21	2,737	273,700,000	10/01/41

Redemption Terms: A VRDP Fund is required to redeem its VRDP Shares on the maturity date, unless earlier redeemed or repurchased. Six months prior to the maturity date, a VRDP Fund is required to begin to segregate liquid assets with the Fund’s custodian to fund the redemption. In addition, a VRDP Fund is required to redeem certain of its outstanding VRDP Shares if it fails to comply with certain asset coverage, basic maintenance amount or leverage requirements.

Subject to certain conditions, the VRDP Shares may also be redeemed, in whole or in part, at any time at the option of a VRDP Fund. The redemption price per VRDP Share is equal to the liquidation preference per share plus any outstanding unpaid dividends.

Liquidity Feature: VRDP Shares are subject to a fee agreement between the VRDP Fund and the liquidity provider that requires a per annum liquidity fee and, in some cases, an upfront or initial commitment fee, payable to the liquidity provider. These fees, if applicable, are shown as liquidity fees in the Statements of Operations. As of period end, the fee agreement is set to expire, unless renewed or terminated in advance, as follows:

	MYD	MQY
Expiration date	04/30/22	07/06/22

The VRDP Shares are also subject to a purchase agreement in connection with the liquidity feature. In the event a purchase agreement is not renewed or is terminated in advance, and the VRDP Shares do not become subject to a purchase agreement with an alternate liquidity provider, the VRDP Shares will be subject to mandatory purchase by the liquidity provider prior to the termination of the purchase agreement. In the event of such mandatory purchase, a VRDP Fund is required to redeem the VRDP Shares six months after the purchase date. Immediately after such mandatory purchase, the VRDP Fund is required to begin to segregate liquid assets with its custodian to fund the redemption. There is no assurance that a VRDP Fund will replace such redeemed VRDP Shares with any other preferred shares or other form of leverage.

Remarketing: A VRDP Fund may incur remarketing fees on the aggregate principal amount of all its VRDP Shares, which, if any, are included in remarketing fees on Preferred Shares in the Statements of Operations. During any special rate period (as described below), a VRDP Fund may incur nominal or no remarketing fees.

64	2021 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements   (continued)

Ratings: As of period end, the VRDP Shares were assigned the following ratings:

Fund Name	Moody’s Investors Service, Inc. Long-Term Ratings	Fitch Ratings, Inc. Long-Term Ratings
MYD	Aa1	AA
MQY	Aa1	AA

Any short-term ratings on VRDP Shares are directly related to the short-term ratings of the liquidity provider for such VRDP Shares. Changes in the credit quality of the liquidity provider could cause a change in the short-term credit ratings of the VRDP Shares as rated by . The liquidity provider may be terminated prior to the scheduled termination date if the liquidity provider fails to maintain short-term debt ratings in one of the two highest rating categories.

Special Rate Period: A VRDP Fund has commenced a “special rate period” with respect to its VRDP Shares, during which the VRDP Shares will not be subject to any remarketing and the dividend rate will be based on a predetermined methodology. During a special rate period, short-term ratings on VRDP Shares are withdrawn. As of period end, the following VRDP Funds have commenced or are set to commence a special rate period:

Fund Name	Commencement Date	Expiration Date as of Period Ended 04/30/21
MYD	04/17/14	04/15/22
MQY	03/31/21	06/21/22

Prior to the expiration date, the VRDP Fund and the VRDP Shares holder may mutually agree to extend the special rate period. If a special rate period is not extended, the VRDP Shares will revert to remarketable securities upon the termination of the special rate period and will be remarketed and available for purchase by qualified institutional investors.

During the special rate period: (i) the liquidity and fee agreements remain in effect, (ii) VRDP Shares remain subject to mandatory redemption by the VRDP Fund on the maturity date, (iii) VRDP Shares will not be remarketed or subject to optional or mandatory tender events, (iv) the VRDP Fund is required to comply with the same asset coverage, basic maintenance amount and leverage requirements for the VRDP Shares as is required when the VRDP Shares are not in a special rate period, (v) the VRDP Fund will pay dividends monthly based on the sum of an agreed upon reference rate and a percentage per annum based on the long-term ratings assigned to the VRDP Shares and (vi) the VRDP Fund will pay nominal or no fees to the liquidity provider and remarketing agent.

Dividends: Except during the Special Rate Period as described above, dividends on the VRDP Shares are payable monthly at a variable rate set weekly by the remarketing agent. Such dividend rates are generally based upon a spread over a base rate and cannot exceed a maximum rate. A change in the short-term credit rating of the liquidity provider or the VRDP Shares may adversely affect the dividend rate paid on such shares, although the dividend rate paid on the VRDP Shares is not directly based upon either short-term rating. In the event of a failed remarketing, the dividend rate of the VRDP Shares will be reset to a maximum rate. The maximum rate is determined based on, among other things, the long-term preferred share rating assigned to the VRDP Shares and the length of time that the VRDP Shares fail to be remarketed.

For the year ended April 30, 2021, the annualized dividend rate for the VRDP Shares were as follows:

	MYD	MQY
Dividend rates	0.94%	0.92%

For the year ended April 30, 2021, VRDP Shares issued and outstanding remained constant for MYD.

For the year ended April 30, 2021, VRDP Shares issued and outstanding for MQY increased by 2,737 due to the reorganizations of BZM, MHE, MZA, MYF and MEN with and into MQY.

VMTP Shares

MQT (for purposes of this section, a “VMTP Fund”), has issued Series W-7 VMTP Shares, $100,000 liquidation preference per share, in one or more privately negotiated offerings to qualified institutional buyers as defined pursuant to Rule 144A under the Securities Act. The VMTP Shares are subject to certain restrictions on transfer, and a VMTP Fund may also be required to register its VMTP Shares for sale under the Securities Act under certain circumstances. As of period end, the VMTP Shares outstanding and assigned long-term ratings were as follows:

Fund Name	Issue Date	Shares Issued	Aggregate Principal	Term Redemption Date	Moody’s Rating	Fitch Rating
MQT	12/16/11	1,165	$116,500,000	07/02/23	Aa1	AA

Redemption Terms: A VMTP Fund is required to redeem its VMTP Shares on the term redemption date, unless earlier redeemed or repurchased or unless extended. There is no assurance that a term will be extended further or that any VMTP Shares will be replaced with any other preferred shares or other form of leverage upon the redemption or repurchase of the VMTP Shares. Six months prior to the term redemption date, a VMTP Fund is required to begin to segregate liquid assets with its custodian to fund the redemption. In addition, a VMTP Fund is required to redeem certain of its outstanding VMTP Shares if it fails to comply with certain asset coverage, basic maintenance amount or leverage requirements.

NOTES TO FINANCIAL STATEMENTS	65

Notes to Financial Statements   (continued)

Subject to certain conditions, VMTP Shares may be redeemed, in whole or in part, at any time at the option of the VMTP Fund. With respect to MQT, the redemption price per VMTP Share is equal to the liquidation preference per share plus any outstanding unpaid dividends and applicable redemption premium. If MQT redeems the VMTP Shares prior to the term redemption date and the VMTP Shares have long-term ratings above A1/A+ or its equivalent by the ratings agencies then rating the VMTP Shares, then such redemption may be subject to a prescribed redemption premium (up to 2% of the liquidation preference) payable to the holder of the VMTP Shares based on the time remaining until the term redemption date, subject to certain exceptions for redemptions that are required to comply with minimum asset coverage requirements.

Dividends: Dividends on the VMTP Shares are declared daily and payable monthly at a variable rate set weekly at a fixed rate spread to the Securities Industry and Financial Markets Association (“SIFMA”) Municipal Swap Index or to a percentage of the one-month LIBOR rate, as set forth in the VMTP Shares governing instrument. The fixed spread is determined based on the long-term preferred share rating assigned to the VMTP Shares by the ratings agencies then rating the VMTP Shares.

The dividend rate on VMTP Shares is subject to a step-up spread if the VMTP Fund fails to comply with certain provisions, including, among other things, the timely payment of dividends, redemptions or gross-up payments, and complying with certain asset coverage and leverage requirements.

For the year ended April 30, 2021, the average annualized dividend rate for the VMTP Shares was 1.03%.

For the year ended April 30, 2021, VMTP Shares issued and outstanding of MQT remained constant.

Offering Costs: The Funds incurred costs in connection with the issuance of VRDP and VMTP Shares, which were recorded as a direct deduction from the carrying value of the related debt liability and will be amortized over the life of the VRDP and VMTP Shares with the exception of any upfront fees paid by a VRDP Fund to the liquidity provider which, if any, were amortized over the life of the liquidity agreement. Amortization of these costs is included in interest expense, fees and amortization of offering costs in the Statements of Operations.

Financial Reporting: The VRDP and VMTP Shares are considered debt of the issuer; therefore, the liquidation preference, which approximates fair value of the VRDP and VMTP Shares, is recorded as a liability in the Statements of Assets and Liabilities net of deferred offering costs. Unpaid dividends are included in interest expense and fees payable in the Statements of Assets and Liabilities, and the dividends accrued and paid on the VRDP and VMTP Shares are included as a component of interest expense, fees and amortization of offering costs in the Statements of Operations. The VRDP and VMTP Shares are treated as equity for tax purposes. Dividends paid to holders of the VRDP and VMTP Shares are generally classified as tax-exempt income for tax-reporting purposes. Dividends and amortization of deferred offering costs on VRDP and VMTP Shares are included in interest expense, fees and amortization of offering costs in the Statements of Operations:

Fund Name	Dividends Accrued	Deferred Offering Costs Amortization
MYD	$2,356,036	$16,748
MQY	1,714,782	13,125
MQT	1,198,964	—

11.	SUBSEQUENT EVENTS

Management’s evaluation of the impact of all subsequent events on the Funds’ financial statements was completed through the date the financial statements were issued and the following items were noted:

The Funds declared and paid or will pay distributions to Common Shareholders as follows:

Fund Name	Declaration Date	Record Date	Payable/ Paid Date	Dividend Per Common Share
MYD
	05/03/21	05/14/21	06/01/21	$0.056000
	06/01/21	06/15/21	07/01/21	0.056000
MQY
	05/03/21	05/14/21	06/01/21	0.063000
	06/01/21	06/15/21	07/01/21	0.063000
MQT
	05/03/21	05/14/21	06/01/21	0.054000
	06/01/21	06/15/21	07/01/21	0.054000

The Funds declared distributions to Preferred Shareholders as follows:

	Preferred Shares(a)
Fund Name	Shares	Series	Declared
MYD	VRDP	W-7	$181,903
MQY	VRDP	W-7	290,043
MQT	VMTP	W-7	101,445

(a)	Dividends declared for period May 1, 2021 to May 31, 2021.

66	2021 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of BlackRock MuniYield Fund, Inc., BlackRock MuniYield Quality Fund, Inc., and BlackRock MuniYield Quality Fund II, Inc.:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets and liabilities of BlackRock MuniYield Fund, Inc., BlackRock MuniYield Quality Fund, Inc., and BlackRock MuniYield Quality Fund II, Inc. (the “Funds”), including the schedules of investments, as of April 30, 2021, the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Funds as of April 30, 2021, and the results of their operations and their cash flows for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of April 30, 2021, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Deloitte & Touche LLP

Boston, Massachusetts

June 22, 2021

We have served as the auditor of one or more BlackRock investment companies since 1992.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	67

Important Tax Information  (unaudited)

For the fiscal period ended April 19, 2021, the Funds designate the following amounts paid as exempt-interest dividends:

Fund Name	Exempt-Interest Dividends
BZM	$1,018,009
MHE	968,437
MZA	2,616,503
MYF	6,231,279
MEN	18,623,655

68	2021 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Investment Objectives, Policies and Risks

Recent Changes

The following information is a summary of certain changes since April 30, 2020. This information may not reflect all of the changes that have occurred since you purchased the relevant Fund.

During each Fund’s most recent fiscal year, there were no material changes in the Fund’s investment objectives or policies that have not been approved by shareholders or in the principal risk factors associated with investment in the Fund.

Investment Objectives and Policies

BlackRock MuniYield Quality Fund, Inc. (MQY)

The Fund’s investment objective is to provide shareholders with as high a level of current income exempt from federal income taxes as is consistent with its investment policies and prudent investment management. The Fund seeks to achieve its investment objective by investing, as a fundamental policy, at least 80% of an aggregate of the Fund’s net assets (including proceeds from the issuance of any preferred stock) and the proceeds of any borrowings for investment purposes, in a portfolio of municipal obligations issued by or on behalf of states, territories and possessions of the United States and their political subdivisions, agencies or instrumentalities, each of which pays interest that, in the opinion of bond counsel to the issuer, is excludable from gross income for federal income tax purposes (except that the interest may be includable in taxable income for purposes of the federal alternative minimum tax) (“Municipal Bonds”). The Fund may invest directly in such securities or synthetically through the use of derivatives. The Fund’s investment objective and its policy of investing at least 80% of an aggregate of the Fund’s net assets (including proceeds from the issuance of any preferred stock) and the proceeds of any borrowings for investment purposes, in Municipal Bonds are fundamental policies that may not be changed without the approval of a majority of the outstanding voting securities of the Fund (as defined in the Investment Company Act of 1940, as amended). There can be no assurance that the Fund’s investment objective will be realized.

The Fund may invest in certain tax-exempt securities classified as “private activity bonds” (or industrial development bonds, under pre-1986 law) (“PABs”) (in general, bonds that benefit non- governmental entities) that may subject certain investors in the Fund to an alternative minimum tax. The percentage of the Fund’s total assets invested in PABs will vary from time to time. The Fund also will not invest more than 25% of its total assets (taken at market value at the time of each investment) in Municipal Bonds whose issuers are located in the same state.

The Fund may invest up to 20% of its managed assets in securities that are rated below investment grade, or are considered by BlackRock to be of comparable quality, at the time of purchase, subject to the Fund’s other investment policies. Bonds of below investment grade quality are regarded as having predominantly speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal. Such securities, sometimes referred to as “high yield” or “junk” bonds, are predominantly speculative with respect to the capacity to pay interest and repay principal in accordance with the terms of the security and generally involve a greater volatility of price than securities in higher rating categories. Below investment grade securities and comparable unrated securities involve substantial risk of loss, are considered speculative with respect to the issuer’s ability to pay interest and any required redemption or principal payments and are susceptible to default or decline in market value due to adverse economic and business developments.

All percentage and ratings limitations on securities in which the Fund may invest apply at the time of making an investment and shall not be considered violated as a result of subsequent market movements or if an investment rating is subsequently downgraded to a rating that would have precluded the Fund’s initial investment in such security. In the event that the Fund disposes of a portfolio security subsequent to its being downgraded, the Fund may experience a greater risk of loss than if such security had been sold prior to such downgrade.

The average maturity of the Fund’s portfolio securities varies from time to time based upon an assessment of economic and market conditions by BlackRock Advisors, LLC (the “Manager”). The Fund’s portfolio at any given time may include both long-term and intermediate-term municipal bonds.

For temporary periods or to provide liquidity, the Fund has the authority to invest as much as 20% of its total assets in tax-exempt and taxable money market obligations with a maturity of one year or less (such short-term obligations being referred to herein as “Temporary Investments”). In addition, the Fund reserves the right as a defensive measure to invest temporarily a greater portion of its assets in Temporary Investments, when, in the opinion of the Manager, prevailing market or financial conditions warrant. Taxable money market obligations will yield taxable income. The Fund also may invest in variable rate demand obligations (“VRDOs”) and VRDOs in the form of participation interests (“Participating VRDOs”) in variable rate tax-exempt obligations held by a financial institution. The Fund’s hedging strategies are not fundamental policies and may be modified by the Board of Directors of the Fund without the approval of the Fund’s stockholders. The Fund is also authorized to invest in indexed and inverse floating rate obligations for hedging purposes and to seek to enhance return.

The Fund may invest in securities not issued by or on behalf of a state or territory or by an agency or instrumentality thereof, if the Fund receives an opinion of counsel to the issuer that such securities pay interest that is excludable from gross income for federal income tax purposes (“Non-Municipal Tax-Exempt Securities”). Non-Municipal Tax-Exempt Securities could include trust certificates, partnership interests or other instruments evidencing interest in one or more long-term Municipal Bonds. Non-Municipal Tax-Exempt Securities also may include securities issued by other investment companies that invest in Municipal Bonds, to the extent such investments are permitted by the Fund’s investment restrictions and applicable law. Non-Municipal Tax-Exempt Securities are subject to the same risks associated with an investment in Municipal Bonds as well as many of the risks associated with investments in derivatives. If the Internal Revenue Service were to issue any adverse ruling or take an adverse position with respect to the taxation on these types of securities, there is a risk that the interest paid on such securities would be deemed taxable at the federal level.

The Fund ordinarily does not intend to realize significant investment income not exempt from federal income tax. From time to time, the Fund may realize taxable capital gains.

Federal tax legislation may limit the types and volume of bonds the interest on which qualifies for a federal income tax-exemption. As a result, current legislation and legislation that may be enacted in the future may affect the availability of Municipal Bonds for investment by the Fund.

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Investment Objectives, Policies and Risks  (continued)

Investment Objectives and Policies (continued)

Leverage: The Fund may utilize leverage to seek to enhance the yield and net asset value of its common shares. However, this objective cannot be achieved in all interest rate environments. The Fund currently leverages its assets through the use of variable rate demand preferred shares (“VRDP Shares”) and residual interest municipal tender option bonds (“TOB Residuals”), which are derivative interests in municipal bonds. The TOB Residuals in which the Fund will invest pay interest or income that, in the opinion of counsel to the issuer of such TOB Residuals, is exempt from regular U.S. federal income tax. The Fund currently does not intend to borrow money or issue debt securities. Although it has no present intention to do so, the Fund reserves the right to borrow money from banks or other financial institutions, or issue debt securities, in the future if it believes that market conditions would be conducive to the successful implementation of a leveraging strategy through borrowing money or issuing debt securities or preferred shares.

The Fund may enter into derivative transactions that have economic leverage embedded in them.

The Fund may also borrow money as a temporary measure for extraordinary or emergency purposes, including the payment of dividends and the settlement of securities transactions which otherwise might require untimely dispositions of Fund securities.

BlackRock MuniYield Fund, Inc. (MYD)

The Fund’s investment objective is to provide shareholders with as high a level of current income exempt from federal income taxes as is consistent with its investment policies and prudent investment management. The Fund seeks to achieve its investment objective by investing at least 80% of an aggregate of the Fund’s net assets (including proceeds from the issuance of any preferred stock) and the proceeds of any borrowings for investment purposes, in a portfolio of municipal obligations issued by or on behalf of states, territories and possessions of the United States and their political subdivisions, agencies or instrumentalities, each of which pays interest that, in the opinion of bond counsel to the issuer, is excludable from gross income for federal income tax purposes (except that the interest may be includable in taxable income for purposes of the federal alternative minimum tax) (“Municipal Bonds”). The Fund may invest directly in such securities or synthetically through the use of derivatives. The Fund’s investment objective and its policy of investing at least 80% of an aggregate of the Fund’s net assets (including proceeds from the issuance of any preferred stock) and the proceeds of any borrowings for investment purposes, in Municipal Bonds are fundamental policies that may not be changed without the approval of a majority of the outstanding voting securities of the Fund (as defined in the Investment Company Act of 1940, as amended). There can be no assurance that the Fund’s investment objective will be realized.

The Fund may invest in certain tax-exempt securities classified as “private activity bonds” (or industrial development bonds, under pre-1986 law) (“PABs”) (in general, bonds that benefit nongovernmental entities) that may subject certain investors in the Fund to an alternative minimum tax. The percentage of the Fund’s total assets invested in PABs will vary from time to time. The Fund also will not invest more than 25% of its total assets (taken at market value at the time of each investment) in Municipal Bonds whose issuers are located in the same state.

Under normal market conditions, the Fund expects to invest at least 75% of its total assets in a portfolio of long-term Municipal Bonds that are commonly referred to as “investment grade” securities, which are obligations rated at the time of purchase within the four highest-quality ratings as determined by either Moody’s Investors Service, Inc. (“Moody’s”) (currently Aaa, Aa, A and Baa), Standard & Poor’s (“S&P”) (currently AAA, AA, A and BBB) or Fitch Ratings (“Fitch”) (currently AAA, AA, A and BBB). In the case of short-term notes, the investment grade rating categories are SP-1+ through SP-2 for S&P, MIG-1 through MIG-3 for Moody’s and F-1+ through F-3 for Fitch. In the case of tax-exempt commercial paper, the investment grade rating categories are A-1+ through A-3 for S&P, Prime-1 through Prime-3 for Moody’s and F-1+ through F-3 for Fitch. Obligations ranked in the lowest investment grade rating category (BBB, SP-2 and A-3 for S&P; Baa, MIG-3 and Prime-3 for Moody’s; and BBB and F-3 for Fitch), while considered “investment grade,” may have certain speculative characteristics. There may be sub- categories or gradations indicating relative standing within the rating categories set forth above. In assessing the quality of Municipal Bonds with respect to the foregoing requirements, BlackRock Advisors, LLC (the “Manager”) takes into account the nature of any letters of credit or similar credit enhancement to which particular Municipal Bonds are entitled and the creditworthiness of the financial institution that provided such credit enhancement. If unrated, such securities will possess creditworthiness comparable, in the opinion of the Manager, to other obligations in which the Fund may invest.

The Fund also may invest up to 25% of its total assets in Municipal Bonds that are rated below Baa by Moody’s or below BBB by S&P or Fitch or, if unrated, are considered by the Manager to possess similar credit characteristics. Such securities, sometimes referred to as “high yield” or “junk” bonds, are predominantly speculative with respect to the capacity to pay interest and repay principal in accordance with the terms of the security and generally involve a greater volatility of price than securities in higher rating categories. The Fund does not intend to purchase Municipal Bonds that are in default or which the Manager believes will soon be in default. Below investment grade securities and comparable unrated securities involve substantial risk of loss, are considered speculative with respect to the issuer’s ability to pay interest and any required redemption or principal payments and are susceptible to default or decline in market value due to adverse economic and business developments.

All percentage and ratings limitations on securities in which the Fund may invest apply at the time of making an investment and shall not be considered violated if an investment rating is subsequently downgraded to a rating that would have precluded the Fund’s initial investment in such security. In the event that the Fund disposes of a portfolio security subsequent to its being downgraded, the Fund may experience a greater risk of loss than if such security had been sold prior to such downgrade.

The Fund intends to invest primarily in long-term Municipal Bonds with maturities of more than ten years. However, the Fund also may invest in intermediate term Municipal Bonds with maturities of between three years and ten years. The Fund also may invest from time to time in short-term Municipal Bonds with maturities of less than three years. The average maturity of the Fund’s portfolio securities will vary based upon the Manager’s assessment of economic and market conditions.

For temporary periods or to provide liquidity, the Fund has the authority to invest as much as 20% of its total assets in tax-exempt and taxable money market obligations with a maturity of one year or less (such short-term obligations being referred to herein as “Temporary Investments”). In addition, the Fund reserves the right as a defensive measure to invest temporarily a greater portion of its assets in Temporary Investments, when, in the opinion of the Manager, prevailing market or financial conditions warrant. Taxable money market obligations will yield taxable income. The Fund also may invest in variable rate demand obligations (“VRDOs”) and VRDOs in the form of participation interests (“Participating VRDOs”) in variable rate tax-exempt obligations held by a financial institution. The Fund’s hedging strategies are not fundamental policies and may be

70	2021 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Investment Objectives, Policies and Risks  (continued)

Investment Objectives and Policies (continued)

modified by the Board of Directors of the Fund without the approval of the Fund’s stockholders. The Fund is also authorized to invest in indexed and inverse floating rate obligations for hedging purposes and to seek to enhance return.

The Fund may invest in securities not issued by or on behalf of a state or territory or by an agency or instrumentality thereof, if the Fund receives an opinion of counsel to the issuer that such securities pay interest that is excludable from gross income for federal income tax purposes (“Non-Municipal Tax-Exempt Securities”). Non-Municipal Tax-Exempt Securities could include trust certificates, partnership interests or other instruments evidencing interest in one or more long-term Municipal Bonds. Non-Municipal Tax-Exempt Securities also may include securities issued by other investment companies that invest in Municipal Bonds, to the extent such investments are permitted by the Fund’s investment restrictions and applicable law. Non-Municipal Tax-Exempt Securities are subject to the same risks associated with an investment in Municipal Bonds as well as many of the risks associated with investments in derivatives.

The Fund ordinarily does not intend to realize significant investment income not exempt from federal income tax. From time to time, the Fund may realize taxable capital gains.

Federal tax legislation has limited the types and volume of bonds the interest on which qualifies for a federal income tax-exemption. As a result, this legislation and legislation that may be enacted in the future may affect the availability of Municipal Bonds for investment by the Fund.

Leverage: The Fund may utilize leverage to seek to enhance the yield and net asset value of its common shares. However, this objective cannot be achieved in all interest rate environments. The Fund currently leverages its assets through the use of variable rate demand preferred shares (“VRDP Shares”), reverse repurchase agreements and residual interest municipal tender option bonds (“TOB Residuals”), which are derivative interests in municipal bonds. The TOB Residuals in which the Fund will invest pay interest or income that, in the opinion of counsel to the issuer of such TOB Residuals, is exempt from regular U.S. federal income tax.

The Fund may hedge all or a portion of its portfolio of investments against fluctuations in interest rates through the use of options and certain financial futures contracts and options thereon.

The Fund may invest in securities pursuant to repurchase agreements.

The Fund is authorized to borrow money in amounts of up to 5% of the value of its assets at the time of such borrowings

BlackRock MuniYield Quality Fund II, Inc. (MQT)

The Fund’s investment objective is to provide stockholders with as high a level of current income exempt from federal income taxes as is consistent with its investment policies and prudent investment management. The Fund’s investment policies provide that it seeks to achieve its investment objective by investing, as a fundamental policy, at least 80% of an aggregate of the Fund’s net assets (including proceeds from the issuance of preferred stock), and the proceeds of any borrowings for investment purposes, in a portfolio of municipal obligations issued by or on behalf of states, territories and possessions of the United States and their political subdivisions, agencies or instrumentalities, each of which pays interest that, in the opinion of bond counsel to the issuer, is excludable from gross income for federal income tax purposes (except that the interest may be includable in taxable income for purposes of the Federal alternative minimum tax) (“Municipal Bonds”). There can be no assurance that the Fund’s investment objective will be realized.

The Fund may invest up to 20% of its managed assets in securities that are rated below investment grade, or are considered by the Manager to be of comparable quality, at the time of purchase, subject to the Fund’s other investment policies. Bonds of below investment grade quality are regarded as having predominantly speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal. Such securities, sometimes referred to as “high yield” or “junk” bonds, are predominantly speculative with respect to the capacity to pay interest and repay principal in accordance with the terms of the security and generally involve a greater volatility of price than securities in higher rating categories. Below investment grade securities and comparable unrated securities involve substantial risk of loss, are considered speculative with respect to the issuer’s ability to pay interest and any required redemption or principal payments and are susceptible to default or decline in market value due to adverse economic and business developments.

The Fund’s investment objective and its policy of investing at least 80% of an aggregate of the Fund’s net assets (including proceeds from the issuance of any preferred stock) and the proceeds of any borrowings for investment purposes, in Municipal Bonds are fundamental policies that may not be changed without the approval of the holders of a majority of the outstanding common stock and the outstanding preferred shares, including the Fund’s variable rate muni term preferred shares (“VMTP Shares”), voting together as a single class, and of the holders of a majority of the outstanding preferred shares, including the VMTP Shares, voting as a separate class. A majority of the outstanding means (1) 67% or more of the stock present at a meeting, if the holders of more than 50% of the outstanding stock are present or represented by proxy, or (2) more than 50% of the outstanding stock, whichever is less.

The Fund’s credit quality policies apply only at the time a security is purchased, and the Fund is not required to dispose of a security if a rating agency downgrades its assessment of the credit characteristics of a particular issue. In determining whether to retain or sell a security that a rating agency has downgraded, the Manager may consider such factors as the Manager’s assessment of the credit quality of the issuer of the security, the price at which the security could be sold and the rating, if any, assigned to the security by other rating agencies. In the event that the Fund disposes of a portfolio security subsequent to its being downgraded, the Fund may experience a greater risk of loss than if such security had been sold prior to such downgrade.

The Fund may also purchase Municipal Bonds that are additionally secured by insurance, bank credit agreements or escrow accounts. The credit quality of companies which provide these credit enhancements will affect the value of those securities. Although the insurance feature reduces certain financial risks, the premiums for insurance and the higher market price paid for insured obligations may reduce the Fund’s income. The insurance feature does not guarantee the market value of the insured obligations or the net asset value of the common stock. The Fund may purchase insured bonds and may purchase insurance for bonds in its portfolio.

The Fund may invest in certain tax exempt securities classified as “private activity bonds” (or industrial development bonds, under pre-1986 law) (“PABs”) (in general, bonds that benefit non-governmental entities) that may subject certain investors in the Fund to an alternative minimum tax. The percentage of the Fund’s total assets invested in PABs

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Investment Objectives, Policies and Risks   (continued)

Investment Objectives and Policies (continued)

will vary from time to time. The Fund has not established any limit on the percentage of its portfolio that may be invested in Municipal Bonds subject to the federal alternative minimum tax provisions of federal tax law, and the Fund expects that a portion of the income it produces will be includable in alternative minimum taxable income.

The Fund also may not invest more than 25% of its total assets (taken at market value at the time of each investment) in Municipal Bonds whose issuers are located in the same state.

The average maturity of the Fund’s portfolio securities varies from time to time based upon an assessment of economic and market conditions by the Manager. The Fund’s portfolio at any given time may include both long-term, intermediate-term and short-term Municipal Bonds.

The Fund’s stated expectation is that it will invest in Municipal Bonds that, in the Manager’s opinion, are underrated or undervalued. Underrated Municipal Bonds are those whose ratings do not, in the opinion of the Manager, reflect their true higher creditworthiness. Undervalued Municipal Bonds are bonds that, in the opinion of the Manager, are worth more than the value assigned to them in the marketplace. The Manager may at times believe that bonds associated with a particular municipal market sector (for example, but not limited to electric utilities), or issued by a particular municipal issuer, are undervalued. The Manager may purchase those bonds for the Fund’s portfolio because they represent a market sector or issuer that the Manager considers undervalued, even if the value of those particular bonds appears to be consistent with the value of similar bonds. Municipal Bonds of particular types (for example, but not limited to hospital bonds, industrial revenue bonds or bonds issued by a particular municipal issuer) may be undervalued because there is a temporary excess of supply in that market sector, or because of a general decline in the market price of Municipal Bonds of the market sector for reasons that do not apply to the particular Municipal Bonds that are considered undervalued. The Fund’s investment in underrated or undervalued Municipal Bonds will be based on the Manager’s belief that their yield is higher than that available on bonds bearing equivalent levels of interest rate risk, credit risk and other forms of risk, and that their prices will ultimately rise, relative to the market, to reflect their true value. Any capital appreciation realized by the Fund will generally result in capital gain distributions subject to federal capital gains taxation.

The Fund ordinarily does not intend to realize significant investment income not exempt from federal income tax. From time to time, the Fund may realize taxable capital gains.

Federal tax legislation has limited the types and volume of bonds the interest on which qualifies for a federal income tax exemption. As a result, this legislation and legislation that may be enacted in the future may affect the availability of Municipal Bonds for investment by the Fund.

Leverage: The Fund may utilize leverage to seek to enhance the yield and net asset value of its common shares. However, this objective cannot be achieved in all interest rate environments. The Fund currently leverages its assets through the use of VMTP Shares and residual interest municipal tender option bonds (“TOB Residuals”), which are derivative interests in municipal bonds. The TOB Residuals in which the Fund will invest pay interest or income that, in the opinion of counsel to the issuer of such TOB Residuals, is exempt from regular U.S. federal income tax.

The Fund may purchase and sell futures contracts, enter into various interest rate transactions and may purchase and sell exchange-listed and over-the-counter put and call options on securities, financial indices and futures contracts.

The Fund may enter into interest rate swaps and the purchase or sale of interest rate caps and floors. The Fund may enter into credit default swap agreements for hedging purposes or to seek to increase its return.

As temporary investments, the Fund may invest in repurchase agreements. The Fund may enter into reverse repurchase agreements with respect to its portfolio investments subject to its investment restrictions.

The Fund is permitted to authorized to borrow money in amounts up to 5% of the value of its total assets at the time of such borrowings.

Risk Factors

This section contains a discussion of the general risks of investing in each Fund. The net asset value and market price of, and dividends paid on, the common shares will fluctuate with and be affected by, among other things, the risks more fully described below. As with any fund, there can be no guarantee that a Fund will meet its investment objective or that the Fund’s performance will be positive for any period of time. Each risk noted below is applicable to each Fund unless the specific Fund or Funds are noted in a parenthetical.

Investment and Market Discount Risk: An investment in the Fund’s common shares is subject to investment risk, including the possible loss of the entire amount that you invest. As with any stock, the price of the Fund’s common shares will fluctuate with market conditions and other factors. If shares are sold, the price received may be more or less than the original investment. Common shares are designed for long-term investors and the Fund should not be treated as a trading vehicle. Shares of closed-end management investment companies frequently trade at a discount from their net asset value. This risk is separate and distinct from the risk that the Fund’s net asset value could decrease as a result of its investment activities. At any point in time an investment in the Fund’s common shares may be worth less than the original amount invested, even after taking into account distributions paid by the Fund. During periods in which the Fund may use leverage, the Fund’s investment, market discount and certain other risks will be magnified.

Debt Securities Risk: Debt securities, such as bonds, involve interest rate risk, credit risk, extension risk, and prepayment risk, among other things.

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Interest Rate Risk — The market value of bonds and other fixed-income securities changes in response to interest rate changes and other factors. Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall and decrease as interest rates rise.

The Fund may be subject to a greater risk of rising interest rates due to the current period of historically low rates. For example, if interest rates increase by 1%, assuming a current portfolio duration of ten years, and all other factors being equal, the value of the Fund’s investments would be expected to decrease by 10%. The magnitude of these fluctuations in the market price of bonds and other fixed-income securities is generally greater for those securities with longer maturities.

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Risk Factors (continued)

Fluctuations in the market price of the Fund’s investments will not affect interest income derived from instruments already owned by the Fund, but will be reflected in the Fund’s net asset value. The Fund may lose money if short-term or long-term interest rates rise sharply in a manner not anticipated by Fund management.

Rates on certain floating rate debt securities typically reset only periodically, changes in prevailing interest rates (and particularly sudden and significant changes) can be expected to cause some fluctuations in the net asset value of the Fund to the extent that it invests in floating rate debt securities.

These basic principles of bond prices also apply to U.S. Government securities. A security backed by the “full faith and credit” of the U.S. Government is guaranteed only as to its stated interest rate and face value at maturity, not its current market price. Just like other fixed-income securities, government-guaranteed securities will fluctuate in value when interest rates change.

A general rise in interest rates has the potential to cause investors to move out of fixed-income securities on a large scale, which may increase redemptions from funds that hold large amounts of fixed-income securities. Heavy redemptions could cause the Fund to sell assets at inopportune times or at a loss or depressed value and could hurt the Fund’s performance.

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Credit Risk — Credit risk refers to the possibility that the issuer of a debt security (i.e., the borrower) will not be able to make payments of interest and principal when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer. The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation.

•	Extension Risk — When interest rates rise, certain obligations will be paid off by the obligor more slowly than anticipated, causing the value of these obligations to fall.

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Prepayment Risk — When interest rates fall, certain obligations will be paid off by the obligor more quickly than originally anticipated, and the Fund may have to invest the proceeds in securities with lower yields.

Municipal Securities Risks: Municipal securities risks include the ability of the issuer to repay the obligation, the relative lack of information about certain issuers of municipal securities, and the possibility of future legislative changes which could affect the market for and value of municipal securities. These risks include:

•	General Obligation Bonds Risks — Timely payments depend on the issuer’s credit quality, ability to raise tax revenues and ability to maintain an adequate tax base.

•	Revenue Bonds Risks — These payments depend on the money earned by the particular facility or class of facilities, or the amount of revenues derived from another source.

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Private Activity Bonds Risks — Municipalities and other public authorities issue private activity bonds to finance development of industrial facilities for use by a private enterprise. The private enterprise pays the principal and interest on the bond, and the issuer does not pledge its faith, credit and taxing power for repayment. The Fund’s investments may consist of private activity bonds that may subject certain shareholders to an alternative minimum tax.

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Moral Obligation Bonds Risks — Moral obligation bonds are generally issued by special purpose public authorities of a state or municipality. If the issuer is unable to meet its obligations, repayment of these bonds becomes a moral commitment, but not a legal obligation, of the state or municipality.

•	Municipal Notes Risks — Municipal notes are shorter term municipal debt obligations. If there is a shortfall in the anticipated proceeds, the notes may not be fully repaid and the Fund may lose money.

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Municipal Lease Obligations Risks — In a municipal lease obligation, the issuer agrees to make payments when due on the lease obligation. Although the issuer does not pledge its unlimited taxing power for payment of the lease obligation, the lease obligation is secured by the leased property.

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Tax-Exempt Status Risk — The Fund and its investment manager will rely on the opinion of issuers’ bond counsel and, in the case of certain derivative securities, sponsors’ counsel, on the tax-exempt status of interest on municipal bonds and payments under derivative securities. Neither the Fund nor its investment manager will independently review the bases for those tax opinions, which may ultimately be determined to be incorrect and subject the Fund and its shareholders to substantial tax liabilities.

Taxability Risk: The Fund intends to minimize the payment of taxable income to shareholders by investing in tax-exempt or municipal securities in reliance at the time of purchase on an opinion of bond counsel to the issuer that the interest paid on those securities will be excludable from gross income for U.S. federal income tax purposes. Such securities, however, may be determined to pay, or have paid, taxable income subsequent to the Fund’s acquisition of the securities. In that event, the Internal Revenue Service may demand that the Fund pay U.S. federal income taxes on the affected interest income, and, if the Fund agrees to do so, the Fund’s yield could be adversely affected. In addition, the treatment of dividends previously paid or to be paid by the Fund as “exempt interest dividends” could be adversely affected, subjecting the Fund’s shareholders to increased U.S. federal income tax liabilities. Federal tax legislation may limit the types and volume of bonds the interest on which qualifies for a federal income tax-exemption. As a result, current legislation and legislation that may be enacted in the future may affect the availability of Municipal Bonds for investment by the Fund. In addition, future laws, regulations, rulings or court decisions may cause interest on municipal securities to be subject, directly or indirectly, to U.S. federal income taxation or interest on state municipal securities to be subject to state or local income taxation, or the value of state municipal securities to be subject to state or local intangible personal property tax, or may otherwise prevent the Fund from realizing the full current benefit of the tax-exempt status of such securities. Any such change could also affect the market price of such securities, and thus the value of an investment in the Fund.

Insurance Risk: Insurance guarantees that interest payments on a municipal security will be made on time and that the principal will be repaid when the security matures. However, insurance does not protect against losses caused by declines in a municipal security’s value. The Fund cannot be certain that any insurance company will make the payments it guarantees. If a municipal security’s insurer fails to fulfill its obligations or loses its credit rating, the value of the security could drop.

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Investment Objectives, Policies and Risks   (continued)

Risk Factors (continued)

Junk Bonds Risk: Although junk bonds generally pay higher rates of interest than investment grade bonds, junk bonds are high risk investments that are considered speculative and may cause income and principal losses for the Fund.

Variable Rate Demand Obligations Risk (MQY, MYD): Variable rate demand obligations are floating rate securities that combine an interest in a long term municipal bond with a right to demand payment before maturity from a bank or other financial institution. If the bank or financial institution is unable to pay, the Fund may lose money.

When-Issued and Delayed Delivery Securities and Forward Commitments Risk (MQT): When-issued and delayed delivery securities and forward commitments involve the risk that the security the Fund buys will lose value prior to its delivery. There also is the risk that the security will not be issued or that the other party to the transaction will not meet its obligation. If this occurs, the Fund may lose both the investment opportunity for the assets it set aside to pay for the security and any gain in the security’s price.

Defensive Investing Risk: For defensive purposes, the Fund may, as part of its proprietary volatility control process, allocate assets into cash or short-term fixed-income securities without limitation. In doing so, the Fund may succeed in avoiding losses but may otherwise fail to achieve its investment objective. Further, the value of short-term fixed-income securities may be affected by changing interest rates and by changes in credit ratings of the investments. If the Fund holds cash uninvested it will be subject to the credit risk of the depositary institution holding the cash.

Repurchase Agreements and Purchase and Sale Contracts (MYD, MQT): If the other party to a repurchase agreement or purchase and sale contract defaults on its obligation under the agreement, the Fund may suffer delays and incur costs or lose money in exercising its rights under the agreement. If the seller fails to repurchase the security in either situation and the market value of the security declines, the Fund may lose money.

Reverse Repurchase Agreements Risk (MYD, MQT): Reverse repurchase agreements involve the sale of securities held by the Fund with an agreement to repurchase the securities at an agreed-upon price, date and interest payment. Reverse repurchase agreements involve the risk that the other party may fail to return the securities in a timely manner or at all. The Fund could lose money if it is unable to recover the securities and the value of the collateral held by the Fund, including the value of the investments made with cash collateral, is less than the value of the securities. These events could also trigger adverse tax consequences for the Fund. In addition, reverse repurchase agreements involve the risk that the interest income earned in the investment of the proceeds will be less than the interest expense.

Leverage Risk: With respect to MQY and MYD, the Fund uses leverage for investment purposes through the issuance of VRDP Shares. With respect to MQT, the Fund uses leverage for investment purposes through the issuance of VMTP Shares. The Fund also utilizes leverage for investment purposes by entering into derivative instruments with leverage embedded in them, such as TOB Residuals, and, with respect to MYD, by entering into reverse repurchase agreements. The Fund’s use of leverage may increase or decrease from time to time in its discretion and the Fund may, in the future, determine not to use leverage.

The use of leverage creates an opportunity for increased common share net investment income dividends, but also creates risks for the holders of common shares. The Fund cannot assure you that the use of leverage will result in a higher yield on the common shares. Any leveraging strategy the Trust employs may not be successful.

Leverage involves risks and special considerations for common shareholders, including:

•	the likelihood of greater volatility of net asset value, market price and dividend rate of the common shares than a comparable portfolio without leverage;

•	the risk that fluctuations in interest rates or dividend rates on any leverage that the Trust must pay will reduce the return to the common shareholders;

•

the effect of leverage in a declining market, which is likely to cause a greater decline in the net asset value of the common shares than if the Trust were not leveraged, which may result in a greater decline in the market price of the common shares;

•	leverage may increase operating costs, which may reduce total return.

Any decline in the net asset value of the Fund’s investments will be borne entirely by the holders of common shares. Therefore, if the market value of the Fund’s portfolio declines, leverage will result in a greater decrease in net asset value to the holders of common shares than if the Fund were not leveraged. This greater net asset value decrease will also tend to cause a greater decline in the market price for the common shares.

Derivatives Risk: The Fund’s use of derivatives may increase its costs, reduce the Fund’s returns and/or increase volatility. Derivatives involve significant risks, including:

•

Volatility Risk — Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of the Fund’s use of derivatives is that the fluctuations in their values may not correlate with the overall securities markets.

•	Counterparty Risk — Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation.

•

Market and Illiquidity Risk — The possible lack of a liquid secondary market for derivatives and the resulting inability of the Fund to sell or otherwise close a derivatives position could expose the Fund to losses and could make derivatives more difficult for the Fund to value accurately.

•	Valuation Risk — Valuation may be more difficult in times of market turmoil since many investors and market makers may be reluctant to purchase complex instruments or quote prices for them.

•

Hedging Risk — Hedges are sometimes subject to imperfect matching between the derivative and the underlying security, and there can be no assurance that the Fund’s hedging transactions will be effective. The use of hedging may result in certain adverse tax consequences.

74	2021 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Investment Objectives, Policies and Risks  (continued)

Risk Factors (continued)

•

Tax Risk — Certain aspects of the tax treatment of derivative instruments, including swap agreements and commodity-linked derivative instruments, are currently unclear and may be affected by changes in legislation, regulations or other legally binding authority. Such treatment may be less favorable than that given to a direct investment in an underlying asset and may adversely affect the timing, character and amount of income the Fund realizes from its investments.

•

Regulatory Risk — Derivative contracts, including, without limitation, swaps, currency forwards and non-deliverable forwards, are subject to regulation under the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) in the United States and under comparable regimes in Europe, Asia and other non-U.S. jurisdictions. Under the Dodd-Frank Act, certain derivatives are subject to margin requirements and swap dealers are required to collect margin from the Fund with respect to such derivatives. Specifically, regulations are now in effect that require swap dealers to post and collect variation margin (comprised of specified liquid instruments and subject to a required haircut) in connection with trading of OTC swaps with the Fund. Shares of investment companies (other than certain money market funds) may not be posted as collateral under these regulations. Requirements for posting of initial margin in connection with OTC swaps will be phased-in through at least 2021. In addition, regulations adopted by global prudential regulators that are now in effect require certain bank-regulated counterparties and certain of their affiliates to include in certain financial contracts, including many derivatives contracts, terms that delay or restrict the rights of counterparties, such as the Fund, to terminate such contracts, foreclose upon collateral, exercise other default rights or restrict transfers of credit support in the event that the counterparty and/or its affiliates are subject to certain types of resolution or insolvency proceedings. The implementation of these requirements with respect to derivatives, as well as regulations under the Dodd-Frank Act regarding clearing, mandatory trading and margining of other derivatives, may increase the costs and risks to the Fund of trading in these instruments and, as a result, may affect returns to investors in the Fund.

On October 28, 2020, the Securities and Exchange Commission adopted new regulations governing the use of derivatives by registered investment companies (“Rule 18f-4”). The Fund will be required to implement and comply with Rule 18f-4 by August 19, 2022. Once implemented, Rule 18f-4 will impose limits on the amount of derivatives a fund can enter into, eliminate the asset segregation framework currently used by funds to comply with Section 18 of the Investment Company Act of 1940, as amended, treat derivatives as senior securities and require funds whose use of derivatives is more than a limited specified exposure amount to establish and maintain a comprehensive derivatives risk management program and appoint a derivatives risk manager.

Indexed and Inverse Securities Risk (MQY, MYD): Indexed and inverse securities provide a potential return based on a particular index of value or interest rates. The Fund’s return on these securities will be subject to risk with respect to the value of the particular index. These securities are subject to leverage risk and correlation risk. Certain indexed and inverse securities have greater sensitivity to changes in interest rates or index levels than other securities, and the Fund’s investment in such instruments may decline significantly in value if interest rates or index levels move in a way Fund management does not anticipate.

Tender Option Bonds Risk: The Fund’s participation in tender option bond transactions may reduce the Fund’s returns and/or increase volatility. Investments in tender option bond transactions expose the Fund to counterparty risk and leverage risk. An investment in a tender option bond transaction typically will involve greater risk than an investment in a municipal fixed rate security, including the risk of loss of principal. Distributions on TOB Residuals will bear an inverse relationship to short-term municipal security interest rates. Distributions on TOB Residuals paid to the Fund will be reduced or, in the extreme, eliminated as short-term municipal interest rates rise and will increase when short-term municipal interest rates fall. TOB Residuals generally will underperform the market for fixed rate municipal securities in a rising interest rate environment. The Fund may invest in TOB Trusts on either a non-recourse or recourse basis. If the Fund invests in a TOB Trust on a recourse basis, it could suffer losses in excess of the value of its TOB Residuals.

Illiquid Investments Risk: The Fund may invest without limitation in illiquid or less liquid investments or investments in which no secondary market is readily available or which are otherwise illiquid, including private placement securities. The Fund may not be able to readily dispose of such investments at prices that approximate those at which the Fund could sell such investments if they were more widely traded and, as a result of such illiquidity, the Fund may have to sell other investments or engage in borrowing transactions if necessary to raise cash to meet its obligations. Limited liquidity can also affect the market price of investments, thereby adversely affecting the Fund’s net asset value and ability to make dividend distributions. The financial markets in general, and certain segments of the mortgage-related securities markets in particular, have in recent years experienced periods of extreme secondary market supply and demand imbalance, resulting in a loss of liquidity during which market prices were suddenly and substantially below traditional measures of intrinsic value. During such periods, some investments could be sold only at arbitrary prices and with substantial losses. Periods of such market dislocation may occur again at any time. Privately issued debt securities are often of below investment grade quality, frequently are unrated and present many of the same risks as investing in below investment grade public debt securities.

Market Risk and Selection Risk: Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. The value of a security or other asset may decline due to changes in general market conditions, economic trends or events that are not specifically related to the issuer of the security or other asset, or factors that affect a particular issuer or issuers, exchange, country, group of countries, region, market, industry, group of industries, sector or asset class. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues like pandemics or epidemics, recessions, or other events could have a significant impact on the Fund and its investments. Selection risk is the risk that the securities selected by Fund management will underperform the markets, the relevant indices or the securities selected by other funds with similar investment objectives and investment strategies. This means you may lose money.

A recent outbreak of an infectious coronavirus has developed into a global pandemic that has resulted in numerous disruptions in the market and has had significant economic impact leaving general concern and uncertainty. The impact of this coronavirus, and other epidemics and pandemics that may arise in the future, could affect the economies of many nations, individual companies and the market in general ways that cannot necessarily be foreseen at the present time.

INVESTMENT OBJECTIVES, POLICIES AND RISKS	75

Automatic Dividend Reinvestment Plan

Pursuant to MYD, MQY and MQT’s Dividend Reinvestment Plan (the “Reinvestment Plan”), Common Shareholders are automatically enrolled to have all distributions of dividends and capital gains and other distributions reinvested by Computershare Trust Company, N.A. (the “Reinvestment Plan Agent”) in the respective Fund’s Common Shares pursuant to the Reinvestment Plan. Shareholders who do not participate in the Reinvestment Plan will receive all distributions in cash paid by check and mailed directly to the shareholders of record (or if the shares are held in street name or other nominee name, then to the nominee) by the Reinvestment Plan Agent, which serves as agent for the shareholders in administering the Reinvestment Plan.

After MYD, MQY and MQT declare a dividend or determine to make a capital gain or other distribution, the Reinvestment Plan Agent will acquire shares for the participants’ accounts, depending upon the following circumstances, either (i) through receipt of unissued but authorized shares from the Funds (“newly issued shares”) or (ii) by purchase of outstanding shares on the open market or on the Fund’s primary exchange (“open-market purchases”). If, on the dividend payment date, the net asset value per share (“NAV”) is equal to or less than the market price per share plus estimated brokerage commissions (such condition often referred to as a “market premium”), the Reinvestment Plan Agent will invest the dividend amount in newly issued shares acquired on behalf of the participants. The number of newly issued shares to be credited to each participant’s account will be determined by dividing the dollar amount of the dividend by the NAV on the date the shares are issued. However, if the NAV is less than 95% of the market price on the dividend payment date, the dollar amount of the dividend will be divided by 95% of the market price on the dividend payment date. If, on the dividend payment date, the NAV is greater than the market price per share plus estimated brokerage commissions (such condition often referred to as a “market discount”), the Reinvestment Plan Agent will invest the dividend amount in shares acquired on behalf of the participants in open-market purchases. If the Reinvestment Plan Agent is unable to invest the full dividend amount in open-market purchases, or if the market discount shifts to a market premium during the purchase period, the Reinvestment Plan Agent will invest any un-invested portion in newly issued shares. Investments in newly issued shares made in this manner would be made pursuant to the same process described above and the date of issue for such newly issued shares will substitute for the dividend payment date.

You may elect not to participate in the Reinvestment Plan and to receive all dividends in cash by contacting the Reinvestment Plan Agent, at the address set forth below.

Participation in the Reinvestment Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Reinvestment Plan Agent prior to the dividend record date. Additionally, the Reinvestment Plan Agent seeks to process notices received after the record date but prior to the payable date and such notices often will become effective by the payable date. Where late notices are not processed by the applicable payable date, such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution.

The Reinvestment Plan Agent’s fees for the handling of the reinvestment of distributions will be paid by each Fund. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Reinvestment Plan Agent’s open-market purchases in connection with the reinvestment of all distributions. The automatic reinvestment of all distributions will not relieve participants of any U.S. federal, state or local income tax that may be payable on such dividends or distributions.

Each Fund reserves the right to amend or terminate the Reinvestment Plan. There is no direct service charge to participants in the Reinvestment Plan; however, each Fund reserves the right to amend the Reinvestment Plan to include a service charge payable by the participants. Participants in MQY that request a sale of shares are subject to a $2.50 sales fee and a $0.15 per share sold brokerage commission fee. Participants in MYD and MQT that request a sale of shares are subject to a $0.02 per share sold brokerage commission. All correspondence concerning the Reinvestment Plan should be directed to Computershare Trust Company, N.A. through the internet at computershare.com/blackrock, or in writing to Computershare, P.O. Box 505000, Louisville, KY 40233, Telephone: (800) 699-1236. Overnight correspondence should be directed to the Reinvestment Plan Agent at Computershare, 462 South 4th Street, Suite 1600, Louisville, KY 40202.

76	2021 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Director and Officer Information

Independent Directors(a)

Name Year of Birth(b)	Position(s) Held (Length of Service)(c)	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years

Richard E. Cavanagh 1946	Co-Chair of the Board and Director (Since 2007)	Director, The Guardian Life Insurance Company of America since 1998; Board Chair, Volunteers of America (a not-for-profit organization) from 2015 to 2018 (board member since 2009); Director, Arch Chemicals (chemical and allied products) from 1999 to 2011; Trustee, Educational Testing Service from 1997 to 2009 and Chairman thereof from 2005 to 2009; Senior Advisor, The Fremont Group since 2008 and Director thereof since 1996; Faculty Member/Adjunct Lecturer, Harvard University since 2007 and Executive Dean from 1987 to 1995; President and Chief Executive Officer, The Conference Board, Inc. (global business research organization) from 1995 to 2007.	73 RICs consisting of 98 Portfolios	None

Karen P. Robards 1950	Co-Chair of the Board and Director (Since 2007)	Principal of Robards & Company, LLC (consulting and private investing) since 1987; Co-founder and Director of the Cooke Center for Learning and Development (a not- for-profit organization) since 1987; Director of Enable Injections, LLC (medical devices) since 2019; Investment Banker at Morgan Stanley from 1976 to 1987.	73 RICs consisting of 98 Portfolios	Greenhill & Co., Inc.; AtriCure, Inc. (medical devices) from 2000 until 2017

Michael J. Castellano 1946	Director (Since 2011)	Chief Financial Officer of Lazard Group LLC from 2001 to 2011; Chief Financial Officer of Lazard Ltd from 2004 to 2011; Director, Support Our Aging Religious (non-profit) from 2009 to June 2015 and from 2017 to September 2020; Director, National Advisory Board of Church Management at Villanova University since 2010; Trustee, Domestic Church Media Foundation since 2012; Director, CircleBlack Inc. (financial technology company) from 2015 to July 2020.	73 RICs consisting of 98 Portfolios	None

Cynthia L. Egan 1955	Director (Since 2016)	Advisor, U.S. Department of the Treasury from 2014 to 2015; President, Retirement Plan Services, for T. Rowe Price Group, Inc. from 2007 to 2012; executive positions within Fidelity Investments from 1989 to 2007.	73 RICs consisting of 98 Portfolios	Unum (insurance); The Hanover Insurance Group (Board Chair) (insurance); Huntsman Corporation (chemical products); Envestnet (investment platform) from 2013 until 2016

Frank J. Fabozzi(d) 1948	Director (Since 2007)	Editor of The Journal of Portfolio Management since 1986; Professor of Finance, EDHEC Business School (France) since 2011; Visiting Professor, Princeton University for the 2013 to 2014 academic year and Spring 2017 semester; Professor in the Practice of Finance, Yale University School of Management from 1994 to 2011 and currently a Teaching Fellow in Yale’s Executive Programs; Board Member, BlackRock Equity-Liquidity Funds from 2014 to 2016; affiliated professor Karlsruhe Institute of Technology from 2008 to 2011; Visiting Professor, Rutgers University for the Spring 2019 semester; Visiting Professor, New York University for the 2019 academic year. Adjunct Professor of Finance, Carnegie Mellon University in fall 2020 semester.	75 RICs consisting of 100 Portfolios	None

DIRECTOR AND OFFICER INFORMATION	77

Director and Officer Information  (continued)

Independent Directors(a) (continued)

Name Year of Birth(b)	Position(s) Held (Length of Service)(c)	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years

R. Glenn Hubbard 1958	Director (Since 2007)	Dean, Columbia Business School from 2004 to 2019; Faculty member, Columbia Business School since 1988.	73 RICs consisting of 98 Portfolios	ADP (data and information services) 2004-2020; Metropolitan Life Insurance Company (insurance); KKR Financial Corporation (finance) from 2004 until 2014

W. Carl Kester(d) 1951	Director (Since 2007)	George Fisher Baker Jr. Professor of Business Administration, Harvard Business School since 2008; Deputy Dean for Academic Affairs from 2006 to 2010; Chairman of the Finance Unit, from 2005 to 2006; Senior Associate Dean and Chairman of the MBA Program from 1999 to 2005; Member of the faculty of Harvard Business School since 1981.	75 RICs consisting of 100 Portfolios	None

Catherine A. Lynch(d) 1961	Director (Since 2016)	Chief Executive Officer, Chief Investment Officer and various other positions, National Railroad Retirement Investment Trust from 2003 to 2016; Associate Vice President for Treasury Management, The George Washington University from 1999 to 2003; Assistant Treasurer, Episcopal Church of America from 1995 to 1999.	75 RICs consisting of 100 Portfolios	None

Interested Directors(a)(e)

Name Year of Birth(b)	Position(s) Held (Length of Service)(c)	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years

Robert Fairbairn 1965	Director (Since 2018)	Vice Chairman of BlackRock, Inc. since 2019; Member of BlackRock’s Global Executive and Global Operating Committees; Co-Chair of BlackRock’s Human Capital Committee; Senior Managing Director of BlackRock, Inc. from 2010 to 2019; oversaw BlackRock’s Strategic Partner Program and Strategic Product Management Group from 2012 to 2019; Member of the Board of Managers of BlackRock Investments, LLC from 2011 to 2018; Global Head of BlackRock’s Retail and iShares® businesses from 2012 to 2016.	103 RICs consisting of 250 Portfolios	None

John M. Perlowski(d) 1964	Director (Since 2014) President and Chief Executive Officer (Since 2011)	Managing Director of BlackRock, Inc. since 2009; Head of BlackRock Global Accounting and Product Services since 2009; Advisory Director of Family Resource Network (charitable foundation) since 2009.	105 RICs consisting of 252 Portfolios	None
(a)	The address of each Director is c/o BlackRock, Inc., 55 East 52nd Street, New York, New York 10055.

(b)

Each Independent Director holds office until his or her successor is duly elected and qualifies or until his or her earlier death, resignation, retirement or removal as provided by the Fund’s by-laws or charter or statute, or until December 31 of the year in which he or she turns 75. Directors who are “interested persons,” as defined in the Investment Company Act serve until their successor is duly elected and qualifies or until their earlier death, resignation, retirement or removal as provided by the Fund’s by-laws or statute, or until December 31 of the year in which they turn 72. The Board may determine to extend the terms of Independent Directors on a case-by-case basis, as appropriate.

78	2021 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Director and Officer Information  (continued)

(c)

Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. in September 2006, the various legacy MLIM and legacy BlackRock fund boards were realigned and consolidated into three new fund boards in 2007. Certain Independent Directors first became members of the boards of other legacy MLIM or legacy BlackRock funds as follows: Richard E. Cavanagh, 1994; Frank J. Fabozzi, 1988; R. Glenn Hubbard, 2004; W. Carl Kester, 1995; and Karen P. Robards, 1998.

(d)	Dr. Fabozzi, Dr. Kester, Ms. Lynch and Mr. Perlowski are also trustees of the BlackRock Credit Strategies Fund and BlackRock Private Investments Fund.

(e)

Mr. Fairbairn and Mr. Perlowski are both “interested persons,” as defined in the 1940 Act, of the Fund based on their positions with BlackRock, Inc. and its affiliates. Mr. Fairbairn and Mr. Perlowski are also board members of the BlackRock Multi-Asset Complex.

Officers Who Are Not Directors(a)

Name Year of Birth(b)	Position(s) Held (Length of Service)	Principal Occupation(s) During Past Five Years

Jonathan Diorio 1980	Vice President (Since 2015)	Managing Director of BlackRock, Inc. since 2015; Director of BlackRock, Inc. from 2011 to 2015.

Trent Walker 1974	Chief Financial Officer (Since 2021)

Managing Director of BlackRock, Inc. since September 2019; Executive Vice President of PIMCO from 2016 to 2019; Senior Vice President of PIMCO from 2008 to 2015; Treasurer from 2013 to 2019 and Assistant Treasurer from 2007 to 2017 of PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, 2 PIMCO-sponsored interval funds and 21 PIMCO-sponsored closed-end funds.

Jay M. Fife 1970	Treasurer (Since 2007)	Managing Director of BlackRock, Inc. since 2007.

Charles Park 1967	Chief Compliance Officer (Since 2014)

Anti-Money Laundering Compliance Officer for certain BlackRock-advised Funds from 2014 to 2015; Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the BlackRock Multi-Asset Complex and the BlackRock Fixed-Income Complex since 2014; Principal of and Chief Compliance Officer for iShares® Delaware Trust Sponsor LLC since 2012 and BlackRock Fund Advisors (“BFA”) since 2006; Chief Compliance Officer for the BFA-advised iShares® exchange traded funds since 2006; Chief Compliance Officer for BlackRock Asset Management International Inc. since 2012.

Janey Ahn 1975	Secretary (Since 2012)	Managing Director of BlackRock, Inc. since 2018; Director of BlackRock, Inc. from 2009 to 2017.
(a)	The address of each Officer is c/o BlackRock, Inc., 55 East 52nd Street, New York, New York 10055.

(b)	Officers of the Fund serve at the pleasure of the Board.

Neal J. Andrews retired as the Chief Financial Officer effective December 31, 2020, and Trent Walker was elected as the Chief Financial Officer effective January 1, 2021.

Effective June 10, 2021, Stayce D. Harris and J. Phillip Holloman were each appointed to serve as a Director of the Funds.

DIRECTOR AND OFFICER INFORMATION	79

Additional Information

Proxy Results

At a Joint Special Meeting of Shareholders of BlackRock MuniYield Quality Fund, Inc. held on Tuesday, December 15, 2020 and adjourned to Thursday, January 21, 2021 and further adjourned to Friday, February 12, 2021, Fund shareholders were asked to vote on the following proposals:

Preferred Shareholders

Proposal 1(K). The holders of Variable Rate Demand Preferred Shares (“VRDP Shares” and the holders thereof, ”VRDP Holders”) of BlackRock MuniYield Quality Fund, Inc. (the “Acquiring Fund”) were asked to vote as a separate class on a proposal to approve an Agreement and Plan of Reorganization between BlackRock Maryland Municipal Bond Trust and the Acquiring Fund (the “BZM Reorganization Agreement”) and the transactions contemplated therein, including the issuance of additional Acquiring Fund VRDP Shares.

With respect to Proposal 1(K), the shares of the Fund were voted as follows:

Fund Name	For	Against	Abstain
MQY	1,766	—	—

Proposal 1(L). The VRDP Holders of the Acquiring Fund were asked to vote as a separate class on a proposal to approve an Agreement and Plan of Reorganization between BlackRock Massachusetts Tax-Exempt Trust and the Acquiring Fund (the “MHE Reorganization Agreement”) and the transactions contemplated therein, including the issuance of additional Acquiring Fund VRDP Shares.

With respect to Proposal 1(L), the shares of the Fund were voted as follows:

Fund Name	For	Against	Abstain
MQY	1,766	—	—

Proposal 1(M). The VRDP Holders of the Acquiring Fund were asked to vote as a separate class on a proposal to approve an Agreement and Plan of Reorganization between BlackRock MuniYield Arizona Fund Inc. and the Acquiring Fund (the “MZA Reorganization Agreement”) and the transactions contemplated therein, including the issuance of additional Acquiring Fund VRDP Shares.

With respect to Proposal 1(M), the shares of the Fund were voted as follows:

Fund Name	For	Against	Abstain
MQY	1,766	—	—

Proposal 1(N). The VRDP Holders of the Acquiring Fund were asked to vote as a separate class on a proposal to approve an Agreement and Plan of Reorganization between BlackRock MuniYield Investment Fund and the Acquiring Fund (the “MYF Reorganization Agreement”) and the transactions contemplated therein, including the issuance of additional Acquiring Fund VRDP Shares.

With respect to Proposal 1(N), the shares of the Fund were voted as follows:

Fund Name	For	Against	Abstain
MQY	1,766	—	—

Proposal 1(O). The VRDP Holders of the Acquiring Fund were asked to vote as a separate class on a proposal to approve an Agreement and Plan of Reorganization between BlackRock MuniEnhanced Fund Inc. and the Acquiring Fund (the “MEN Reorganization Agreement”) and the transactions contemplated therein, including the issuance of additional Acquiring Fund VRDP Shares.

With respect to Proposal 1(O), the shares of the Fund were voted as follows:

Fund Name	For	Against	Abstain
MQY	1,766	—	—

Common and Preferred Shareholders

Proposal 2(A). The common shareholders and holders of Variable Rate Demand Preferred Shares (“VRDP Shares” and the holders thereof, “VRDP Holders”) of BlackRock MuniYield Quality Fund, Inc. (the “Acquiring Fund”) were asked to vote as a single class on a proposal to approve the issuance of additional common shares of the Acquiring Fund in connection with an Agreement and Plan of Reorganization between BlackRock Maryland Municipal Bond Trust and the Acquiring Fund.

With respect to Proposal 2(A), the shares of the Fund were voted as follows:

Fund Name	For	Against	Abstain
MQY	15,910,439	992,979	918,591

80	2021 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Additional Information  (continued)

Proposal 2(B). The common shareholders and VRDP Holders of the Acquiring Fund, were being asked to vote as a single class on a proposal to approve the issuance of additional common shares of the Acquiring Fund in connection with an Agreement and Plan of Reorganization between BlackRock Massachusetts Tax-Exempt Trust and the Acquiring Fund.

With respect to Proposal 2(B), the shares of the Fund were voted as follows:

Fund Name	For	Against	Abstain
MQY	15,867,282	1,006,516	948,209

Proposal 2(C). The common shareholders and VRDP Holders of the Acquiring Fund, were being asked to vote as a single class on a proposal to approve the issuance of additional common shares of the Acquiring Fund in connection with an Agreement and Plan of Reorganization between BlackRock MuniYield Arizona Fund, Inc. and the Acquiring Fund.

With respect to Proposal 2(C), the shares of the Fund were voted as follows:

Fund Name	For	Against	Abstain
MQY	15,904,638	985,381	931,988

Proposal 2(D). The common shareholders and VRDP Holders of the Acquiring Fund, were being asked to vote as a single class on a proposal to approve the issuance of additional common shares of the Acquiring Fund in connection with an Agreement and Plan of Reorganization between BlackRock MuniYield Investment Fund and the Acquiring Fund.

With respect to Proposal 2(D), the shares of the Fund were voted as follows:

Fund Name	For	Against	Abstain
MQY	15,924,006	968,242	929,764

Proposal 2(E). The common shareholders and VRDP Holders of the Acquiring Fund, were being asked to vote as a single class on a proposal to approve the issuance of additional common shares of the Acquiring Fund in connection with an Agreement and Plan of Reorganization between BlackRock MuniEnhanced Fund, Inc. and the Acquiring Fund.

With respect to Proposal 2(E), the shares of the Fund were voted as follows:

Fund Name	For	Against	Abstain
MQY	15,888,626	976,084	957,296

Fund Certification

The Funds are listed for trading on the NYSE and have filed with the NYSE their annual chief executive officer certification regarding compliance with the NYSE’s listing standards. The Funds filed with the SEC the certification of its chief executive officer and chief financial officer required by Section 302 of the Sarbanes-Oxley Act.

Regulation Regarding Derivatives

On October 28, 2020, the Securities and Exchange Commission (the “SEC”) adopted new regulations governing the use of derivatives by registered investment companies (“Rule 18f-4”). The Funds will be required to implement and comply with Rule 18f-4 by August 19, 2022. Once implemented, Rule 18f-4 will impose limits on the amount of derivatives a fund can enter into, eliminate the asset segregation framework currently used by funds to comply with Section 18 of the 1940 Act, treat derivatives as senior securities and require funds whose use of derivatives is more than a limited specified exposure amount to establish and maintain a comprehensive derivatives risk management program and appoint a derivatives risk manager.

Environmental, Social and Governance (“ESG”) Integration

Although a Fund does not seek to implement a specific ESG, impact or sustainability strategy unless otherwise disclosed, Fund management will consider ESG characteristics as part of the investment process for actively managed Funds. These considerations will vary depending on a Fund’s particular investment strategies and may include consideration of third-party research as well as consideration of proprietary BlackRock research across the ESG risks and opportunities regarding an issuer. Fund management will consider those ESG characteristics it deems relevant or additive when making investment decisions for a Fund. The ESG characteristics utilized in a Fund’s investment process are anticipated to evolve over time and one or more characteristics may not be relevant with respect to all issuers that are eligible for investment. ESG characteristics are not the sole considerations when making investment decisions for a Fund. Further, investors can differ in their views of what constitutes positive or negative ESG characteristics. As a result, a Fund may invest in issuers that do not reflect the beliefs and values with respect to ESG of any particular investor. ESG considerations may affect a Fund’s exposure to certain companies or industries and a Fund may forego certain investment opportunities. While Fund management views ESG considerations as having the potential to contribute to a Fund’s long-term performance, there is no guarantee that such results will be achieved.

ADDITIONAL INFORMATION	81

Additional Information  (continued)

Dividend Policy

Each Fund’s dividend policy is to distribute all or a portion of its net investment income to its shareholders on a monthly basis. In order to provide shareholders with a more stable level of distributions, the Funds may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any particular month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the distributions paid by the Funds for any particular month may be more or less than the amount of net investment income earned by the Funds during such month. The Funds’ current accumulated but undistributed net investment income, if any, is disclosed as accumulated earnings (loss) in the Statements of Assets and Liabilities, which comprises part of the financial information included in this report.

General Information

The Funds do not make available copies of their Statements of Additional Information because the Funds’ shares are not continuously offered, which means that the Statement of Additional Information of each Fund has not been updated after completion of the respective Fund’s offerings and the information contained in each Fund’s Statement of Additional Information may have become outdated.

The following information is a summary of certain changes since April 30, 2020. This information may not reflect all of the changes that have occurred since you purchased the relevant Fund.

Effective October 19, 2020, each of MYD and MQT has elected to be subject to the Maryland Control Share Acquisition Act (the “MCSAA”). In general, the MCSAA limits the ability of holders of “control shares” to vote those shares above various threshold levels that start at 10% unless the other stockholders of MYD and MQT, as applicable, reinstate those voting rights at a meeting of stockholders as provided in the MCSAA. “Control shares” are generally defined in the MCSAA as shares of stock that, if aggregated with all other shares of stock that are either (i) owned by a person or (ii) as to which that person is entitled to exercise or direct the exercise of voting power, except solely by virtue of a revocable proxy, would entitle that person to exercise voting power in electing directors above various thresholds of voting power starting at 10%. MYD’s and MQT’s Bylaws also provide that the provisions of the MCSAA shall not apply to the voting rights of the holders of any shares of preferred stock of MYD and MQT, but the MCSAA would apply to any common stock held by the same holder.

Except if noted otherwise herein, there were no changes to the Funds’ charters or by-laws that would delay or prevent a change of control of the Funds that were not approved by the shareholders. Except if noted otherwise herein, there have been no changes in the persons who are primarily responsible for the day-to-day management of the Funds’ portfolios.

In accordance with Section 23(c) of the Investment Company Act of 1940, each Fund may from time to time purchase shares of its common stock in the open market or in private transactions.

Quarterly performance, semi-annual and annual reports, current net asset value and other information regarding the Funds may be found on BlackRock’s website, which can be accessed at blackrock.com. Any reference to BlackRock’s website in this report is intended to allow investors public access to information regarding the Funds and does not, and is not intended to, incorporate BlackRock’s website in this report.

Electronic Delivery

Shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual shareholder reports by enrolling in the electronic delivery program. Electronic copies of shareholder reports are available on BlackRock’s website.

To enroll in electronic delivery:

Shareholders Who Hold Accounts with Investment Advisers, Banks or Brokerages:

Please contact your financial adviser. Please note that not all investment advisers, banks or brokerages may offer this service.

Householding

The Funds will mail only one copy of shareholder documents, annual and semi-annual reports, Rule 30e-3 notices and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Funds at (800) 882-0052.

Availability of Quarterly Schedule of Investments

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to their reports on Form N-PORT. The Funds’ Forms N-PORT are available on the SEC’s website at sec.gov. Additionally, each Fund makes its portfolio holdings for the first and third quarters of each fiscal year available at blackrock.com/fundreports.

82	2021 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Additional Information  (continued)

Availability of Proxy Voting Policies, Procedures and Voting Records

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information about how the Funds voted proxies relating to securities held in the Funds’ portfolios during the most recent 12-month period ended June 30 is available without charge, upon request (1) by calling (800) 882-0052; (2) on the BlackRock website at blackrock.com; and (3) on the SEC’s website at sec.gov.

Availability of Fund Updates

BlackRock will update performance and certain other data for the Funds on a monthly basis on its website in the “Closed-end Funds” section of blackrock.com as well as certain other material information as necessary from time to time. Investors and others are advised to check the website for updated performance information and the release of other material information about the Funds. This reference to BlackRock’s website is intended to allow investors public access to information regarding the Funds and does not, and is not intended to, incorporate BlackRock’s website in this report.

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

Fund and Service Providers

Investment Adviser
BlackRock Advisors, LLC
Wilmington, DE 19809

Accounting Agent and Custodian
State Street Bank and Trust Company
Boston, MA 02111

Transfer Agent
Computershare Trust Company, N.A. Canton, MA 02021

VRDP Liquidity Provider
Bank of America, N.A.(a)
New York, NY 10036

Wells Fargo Bank, N.A.(b) San Francisco, CA 94104

VRDP Remarketing Agent
BofA Securities, Inc.(a) New York, NY 10036

Wells Fargo Securities, LLC(b) Charlotte, NC 28202

(a) For MYD.
(b) For MQY.

ADDITIONAL INFORMATION	83

Additional Information  (continued)

Fund and Service Providers (continued)

VRDP Tender and Paying Agent and VMTP Redemption and Paying Agent The Bank of New York Mellon New York, NY 10286	Legal Counsel Willkie Farr & Gallagher LLP New York, NY 10019

Independent Registered Public Accounting Firm	Address of the Funds
Deloitte & Touche LLP	100 Bellevue Parkway
Boston, MA 02116	Wilmington, DE 19809

84	2021 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Glossary of Terms Used in this Report

Portfolio Abbreviation

AGC	Assured Guaranty Corp.

AGM	Assured Guaranty Municipal Corp.

AMBAC	AMBAC Assurance Corp.

AMT	Alternative Minimum Tax

ARB	Airport Revenue Bonds

BAM	Build America Mutual Assurance Co.

BAM-TCRS	Build America Mutual Assurance Co. — Transferable Custodial Receipts

BHAC-CR	Berkshire Hathaway Assurance Corp. — Custodian Receipt

CAB	Capital Appreciation Bonds

COP	Certificates of Participation

CR	Custodian Receipt

FGIC	Financial Guaranty Insurance Co.

FHA	Federal Housing Administration

FHLMC	Federal Home Loan Mortgage Corp.

FNMA	Federal National Mortgage Association

GNMA	Government National Mortgage Association

GO	General Obligation Bonds

GTD	GTD Guaranteed

INS	Insured

M/F	Multi-Family

NPFGC	National Public Finance Guarantee Corp.

NPFGC-IBC	National Public Finance Guarantee Corp. — Insured Bond Certificate

PSF	Permanent School Fund

PSF-GTD	Permanent School Fund Guaranteed

RB	Revenue Bond

S/F	Single-Family

SAB	Special Assessment Bonds

SAP	Subject to Appropriations

SAW	State Aid Withholding

SONYMA	State of New York Mortgage Agency

ST	Special Tax

TA	Tax Allocation

GLOSSARY OF TERMS USED IN THIS REPORT	85

Want to know more?

blackrock.com | 800-882-0052

This report is intended for current holders. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. The Funds have leveraged their Common Shares, which creates risks for Common Shareholders, including the likelihood of greater volatility of net asset value and market price of the Common Shares, and the risk that fluctuations in short-term interest rates may reduce the Common Shares’ yield. Statements and other information herein are as dated and are subject to change.

MYQII-04/21-AR

(b) Not Applicable

Item 2 –

Code of Ethics – The registrant (or the “Fund”) has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. During the period covered by this report, the code of ethics was amended to update certain information and to make other non-material changes. During the period covered by this report, there have been no waivers granted under the code of ethics. The registrant undertakes to provide a copy of the code of ethics to any person upon request, without charge, who calls 1-800-882-0052, option 4.

Item 3 –

Audit Committee Financial Expert – The registrant’s board of directors (the “board of directors”), has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent:

Michael Castellano

Frank J. Fabozzi

Catherine A. Lynch

Karen P. Robards

The registrant’s board of directors has determined that Karen P. Robards qualifies as an audit committee financial expert pursuant to Item 3(c)(4) of Form N-CSR.

Ms. Robards has a thorough understanding of generally accepted accounting principles, financial statements and internal control over financial reporting as well as audit committee functions. Ms. Robards has been President of Robards & Company, a financial advisory firm, since 1987. Ms. Robards was formerly an investment banker for more than 10 years where she was responsible for evaluating and assessing the performance of companies based on their financial results. Ms. Robards has over 30 years of experience analyzing financial statements. She also is a member of the audit committee of one publicly held company and a non-profit organization.

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification. The designation or identification of a person as an audit committee financial expert does not affect the duties, obligations, or liability of any other member of the audit committee or board of directors.

Item 4 –	Principal Accountant Fees and Services

The following table presents fees billed by Deloitte & Touche LLP (“D&T”) in each of the last two fiscal years for the services rendered to the Fund:

	(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees
Entity Name	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End
BlackRock MuniYield Quality Fund, Inc.	$35,653	$36,720	$0	$0	$16,900	$16,900	$0	$0

The following table presents fees billed by D&T that were required to be approved by the registrant’s audit committee (the “Committee”) for services that relate directly to the operations or financial reporting of the Fund and that are rendered on behalf of BlackRock Advisors, LLC (the “Investment Adviser” or “BlackRock”) and entities controlling, controlled by, or under common control with BlackRock (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund (“Affiliated Service Providers”):

	Current Fiscal Year End	Previous Fiscal Year End
(b) Audit-Related Fees[1]	$0	$0
(c) Tax Fees[2]	$0	$0
(d) All Other Fees[3]	$2,032,000	$1,984,000
[1]

The nature of the services includes assurance and related services reasonably related to the performance of the audit or review of financial statements not included in Audit Fees, including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters, out-of-pocket expenses and internal control reviews not required by regulators.

[2]

The nature of the services includes tax compliance and/or tax preparation, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews, taxable income and tax distribution calculations.

[3]

Non-audit fees of $2,032,000 and $1,984,000 for the current fiscal year and previous fiscal year, respectively, were paid to the Fund’s principal accountant in their entirety by BlackRock, in connection with services provided to the Affiliated Service Providers of the Fund and of certain other funds sponsored and advised by BlackRock or its affiliates for a service organization review and an accounting research tool subscription. These amounts represent aggregate fees paid by BlackRock and were not allocated on a per fund basis

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

The Committee has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the Investment Adviser and Affiliated Service Providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are (a) consistent with the SEC’s auditor independence rules and (b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis (“general pre-approval”). The term of any general pre-approval is 12 months from the date of the pre-approval, unless the Committee provides for a different period. Tax or other non-audit services provided to the registrant which have a direct impact on the operations or financial reporting of the registrant will only be deemed pre-approved provided that any individual project does not exceed $10,000 attributable to the registrant or $50,000 per project. For this purpose, multiple projects will be aggregated to determine if they exceed the previously mentioned cost levels.

Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting. At this meeting, an analysis of such services is presented to the Committee for ratification. The Committee may delegate to the Committee Chairman the authority to approve the provision of and fees for any specific engagement of permitted non-audit services, including services exceeding pre-approved cost levels.

(e)(2) None of the services described in each of Items 4(b) through (d) were approved by the Committee pursuant to the de minimis exception in paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable

(g) The aggregate non-audit fees, defined as the sum of the fees shown under “Audit-Related Fees,” “Tax Fees” and “All Other Fees,” paid to the accountant for services rendered by the accountant to the registrant, the Investment Adviser and the Affiliated Service Providers were:

Entity Name	Current Fiscal Year End	Previous Fiscal Year End
BlackRock MuniYield Quality Fund, Inc.	$16,900	$16,900

Additionally, the amounts billed by D&T in connection with services provided to the Affiliated Service Providers of the Fund and of other funds sponsored or advised by BlackRock or its affiliates during the current and previous fiscal years for a service organization review and an accounting research tool subscription were:

Current Fiscal Year End	Previous Fiscal Year End
$2,032,000	$1,984,000

These amounts represent aggregate fees paid by BlackRock and were not allocated on a per fund basis.

(h) The Committee has considered and determined that the provision of non-audit services that were rendered to the Investment Adviser, and the Affiliated Service Providers that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5 –	Audit Committee of Listed Registrant

(a) The following individuals are members of the registrant’s separately designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934 (15 U.S.C. 78c(a)(58)(A)):

Michael Castellano

Frank J. Fabozzi

Catherine A. Lynch

Karen P. Robards

(b) Not Applicable

Item 6 –	Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –

Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – The board of directors has delegated the voting of proxies for the Fund’s portfolio securities to the Investment Adviser pursuant to the Investment Adviser’s proxy voting guidelines. Under these guidelines, the Investment Adviser will vote proxies related to Fund securities in the best interests of the Fund and its stockholders. From time to time, a vote may present a conflict between the interests of the Fund’s stockholders, on the one hand, and those of the Investment Adviser, or any affiliated person of the Fund or the Investment Adviser, on the other. In such event, provided that the Investment Adviser’s Equity Investment Policy Oversight Committee, or a sub-committee thereof (the “Oversight Committee”) is aware of the real or potential conflict or material non-routine matter and if the Oversight Committee does not reasonably believe it is able to follow its general voting guidelines (or if the particular proxy matter is not addressed in the guidelines) and vote impartially, the Oversight Committee may retain an independent fiduciary to advise the Oversight Committee on how to vote or to cast votes on behalf of the Investment Adviser’s clients. If the Investment Adviser determines not to retain an independent fiduciary, or does not desire to follow the advice of such independent fiduciary, the Oversight Committee shall determine how to vote the proxy after consulting with the Investment Adviser’s Portfolio Management Group and/or the Investment Adviser’s Legal and Compliance Department and concluding that the vote cast is in its client’s best interest notwithstanding the conflict. A copy of the Fund’s Proxy Voting Policy and Procedures are attached as Exhibit 99.PROXYPOL, a copy of the Fund’s Global Corporate Governance  & Engagement Principles are attached as Exhibit 99.GLOBAL.CORP.GOV and a copy of the Fund’s Corporate Governance and Proxy Voting Guidelines for U.S. Securities are attached as Exhibit 99.US.CORP.GOV. Information on how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, (i) at www.blackrock.com and (ii) on the SEC’s website at http://www.sec.gov.

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies

(a)(1) As of the date of filing this Report:

The registrant is managed by a team of investment professionals comprised of Michael Kalinoski, Director at BlackRock, and Christian Romaglino, Director at BlackRock. Each is a member of BlackRock’s municipal tax-exempt management group. Each is jointly responsible for the day-to-day management of the registrant’s portfolio, which includes setting the registrant’s overall investment strategy, overseeing the management of the registrant and the selection of its investments. Messrs. Kalinoski and Romaglino have been members of the registrant’s portfolio management team since 2000 and 2017, respectively.

Portfolio Manager	Biography
Michael Kalinoski	Director of BlackRock since 2006; Director of Merrill Lynch Investment Managers, L.P. (“MLIM”) from 1999 to 2006.
Christian Romaglino	Director of BlackRock since 2017; Portfolio Manager for the Municipal Mutual Fund Desk within BlackRock’s Global Fixed Income Group since 2017; Portfolio Manager at Brown Brothers Harriman from 2007 to 2017.

(a)(2) As of April 30, 2021:

	(ii) Number of Other Accounts Managed and Assets by Account Type			(iii) Number of Other Accounts and Assets for Which Advisory Fee is Performance-Based
(i) Name of Portfolio Manager	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Michael Kalinoski	13	0	0	0	0	0
	$34.80 Billion	$0	$0	$0	$0	$0
Christian Romaglino	9	0	0	0	0	0
	$4.51 Billion	$0	$0	$0	$0	$0

(iv) Potential Material Conflicts of Interest

BlackRock has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. BlackRock has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, BlackRock furnishes investment management and advisory services to numerous clients in addition to the Fund, and BlackRock may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts which are hedge funds or have performance or higher fees paid to BlackRock, or in which portfolio managers have a personal interest in the receipt of such fees), which may be the same as or different from those made to the Fund. In addition, BlackRock, Inc., its affiliates and significant shareholders and any officer, director, shareholder or employee may or may not have an interest in the securities whose purchase and sale BlackRock recommends to the Fund. BlackRock, Inc. or any of its affiliates or significant shareholders, or any officer, director, shareholder, employee or any member of their families may take different actions than those recommended to the Fund by BlackRock with respect to the same securities. Moreover, BlackRock may refrain from rendering any advice or services concerning securities of companies of which any of BlackRock, Inc.’s (or its affiliates’ or significant shareholders’) officers, directors or employees are directors or officers, or companies as to which BlackRock, Inc. or any of its affiliates or significant shareholders or the officers, directors and employees of any of them has any substantial economic interest or possesses material non-public information. Certain portfolio managers also may manage accounts whose investment strategies may at times be opposed to the strategy utilized for a fund. It should also be noted that a portfolio manager may be managing certain hedge fund and/or long only accounts, or may be part of a team managing certain hedge fund and/or long only accounts, subject to incentive fees. Such portfolio managers may therefore be entitled to receive a portion of any incentive fees earned on such accounts. Currently, the portfolio managers of this fund are not entitled to receive a portion of incentive fees of other accounts.

As a fiduciary, BlackRock owes a duty of loyalty to its clients and must treat each client fairly. When BlackRock purchases or sells securities for more than one account, the trades must be allocated in a manner consistent with its fiduciary duties. BlackRock attempts to allocate investments in a fair and equitable manner among client accounts, with no account receiving preferential treatment. To this end, BlackRock, Inc. has adopted policies that are intended to ensure reasonable efficiency in client transactions and provide BlackRock with sufficient flexibility to allocate investments in a manner that is consistent with the particular investment discipline and client base, as appropriate.

(a)(3) As of April 30, 2021:

Portfolio Manager Compensation Overview

The discussion below describes the portfolio managers’ compensation as of April 30, 2021.

BlackRock’s financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary, a performance-based discretionary bonus, participation in various benefits programs and one or more of the incentive compensation programs established by BlackRock.

Base Compensation. Generally, portfolio managers receive base compensation based on their position with the firm.

Discretionary Incentive Compensation

Discretionary incentive compensation is a function of several components: the performance of BlackRock, Inc., the performance of the portfolio manager’s group within BlackRock, the investment performance, including risk-adjusted returns, of the firm’s assets under management or supervision by that portfolio manager relative to predetermined benchmarks, and the individual’s performance and contribution to the overall performance of these portfolios and BlackRock. In most cases, these benchmarks are the same as the benchmark or benchmarks against which the performance of the Fund or other accounts managed by the portfolio managers are measured. Among other things, BlackRock’s Chief Investment Officers make a subjective determination with respect to each portfolio manager’s compensation based on the performance of the Fund and other accounts managed by each portfolio manager relative to the various benchmarks. Performance of fixed income funds is measured on a pre-tax and/or after-tax basis over various time periods including 1-, 3- and 5- year periods, as applicable. With respect to these portfolio managers, such benchmarks for the Fund and other accounts are: a combination of market-based indices (e.g., Standard & Poor’s Municipal Bond Index), certain customized indices and certain fund industry peer groups.

Distribution of Discretionary Incentive Compensation. Discretionary incentive compensation is distributed to portfolio managers in a combination of cash, deferred BlackRock, Inc. stock awards, and/or deferred cash awards that notionally track the return of certain BlackRock investment products.

Portfolio managers receive their annual discretionary incentive compensation in the form of cash. Portfolio managers whose total compensation is above a specified threshold also receive deferred BlackRock, Inc. stock awards annually as part of their discretionary incentive compensation. Paying a portion of discretionary incentive compensation in the form of deferred BlackRock, Inc. stock puts compensation earned by a portfolio manager for a given year “at risk” based on BlackRock’s ability to sustain and improve its performance over future periods. In some cases, additional deferred BlackRock, Inc. stock may be granted to certain key employees as part of a long-term incentive award to aid in retention, align interests with long-term shareholders and motivate performance. Deferred BlackRock, Inc. stock awards are generally granted in the form of BlackRock, Inc. restricted stock units that vest pursuant to the terms of the applicable plan and, once vested, settle in BlackRock, Inc. common stock. The portfolio managers of this Fund have deferred BlackRock, Inc. stock awards.

For certain portfolio managers, a portion of the discretionary incentive compensation is also distributed in the form of deferred cash awards that notionally track the returns of select BlackRock investment products they manage, which provides direct alignment of portfolio manager discretionary incentive compensation with investment product results. Deferred cash awards vest ratably over a number of years and, once vested, settle in the form of cash. Only portfolio managers who manage specified products and whose total compensation is above a specified threshold are eligible to participate in the deferred cash award program.

Other Compensation Benefits. In addition to base salary and discretionary incentive compensation, portfolio managers may be eligible to receive or participate in one or more of the following:

Incentive Savings Plans — BlackRock, Inc. has created a variety of incentive savings plans in which BlackRock, Inc. employees are eligible to participate, including a 401(k) plan, the BlackRock Retirement Savings Plan (RSP), and the BlackRock Employee Stock Purchase Plan (ESPP). The employer contribution components of the RSP include a company match equal to 50% of the first 8% of eligible pay contributed to the plan capped at $5,000 per year, and a company retirement contribution equal to 3-5% of eligible compensation up to the Internal Revenue Service limit ($290,000 for 2021). The RSP offers a range of investment options, including registered investment companies and collective investment funds managed by the firm. BlackRock, Inc. contributions follow the investment direction set by participants for their own contributions or, absent participant investment direction, are invested into a target date fund that corresponds to, or is closest to, the year in which the participant attains age 65. The ESPP allows for investment in BlackRock, Inc. common stock at a 5% discount on the fair market value of the stock on the purchase date. Annual participation in the ESPP is limited to the purchase of 1,000 shares of common stock or a dollar value of $25,000 based on its fair market value on the purchase date. All of the eligible portfolio managers are eligible to participate in these plans.

(a)(4) Beneficial Ownership of Securities – As of April 30, 2021:

Portfolio Manager	Dollar Range of Equity Securities of the Fund Beneficially Owned
Michael Kalinoski	$50,001 - $100,000
Christian Romaglino	None

(b) Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable due to no such purchases during the period covered by this report.

Item 10 –	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 13a-15(b) under the Securities Exchange Act of 1934, as amended.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies –Not Applicable

Item 13 –	Exhibits attached hereto

(a)(1) Code of Ethics – See Item 2

(a)(2) Section 302 Certifications are attached

(a)(3) Not Applicable

(a)(4) Not Applicable

(b) Section 906 Certifications are attached

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock MuniYield Quality Fund, Inc.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock MuniYield Quality Fund, Inc.

Date: July 6, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock MuniYield Quality Fund, Inc.

Date: July 6, 2021

By:	/s/ Trent Walker
Trent Walker
Chief Financial Officer (principal financial officer) of
BlackRock MuniYield Quality Fund, Inc.

Date: July 6, 2021